[EATON VANCE LOGO]

                              [BRICKWALL EDUCATION PHOTO]



Annual Report August 31, 2002



Eaton Vance
Municipals Trust


[HIGHWAY PHOTO]


[BRIDGE PHOTO]


Alabama
Arkansas
Georgia
Kentucky
Louisiana
Maryland
Missouri
North Carolina
Oregon
South Carolina
Tennessee
Virginia

                       IMPORTANT NOTICE REGARDING DELIVERY
                            OF SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission (SEC) permits mutual funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Eaton Vance Municipals Funds as of August 31, 2002
LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS J. FETTER]
Thomas J. Fetter
President

Of the many variables confronting the municipal bond investor, few are as crucial to performance as maintaining good call protection. Most municipal bonds include call provisions, which outline the terms under which the bond issuer can redeem the bond prior to its stated maturity date. While these provisions increase the issuer's financial flexibility, they create an ongoing challenge for municipal bond investors.

Call protection is critical to delivering a consistent dividend...

Fund dividends are affected by changes in the prevailing interest rate level; thus, as rates decline, fund dividends understandably reflect those fluctuations. Call provisions permit bond issuers to refinance their outstanding debt, under specific terms and timing, in much the same way a homeowner refinances a mortgage. Not surprisingly, these calls can be disruptive for investors, who may be forced to reinvest the proceeds of a called bond at lower interest rates. Therefore, prudent investors strive to maintain adequate call protection in an effort to insulate the portfolio from these untimely disruptions and thereby provide a more predictable income stream.

Ample call protection enhances the potential for capital appreciation...

Price performance is another compelling reason to maintain adequate call protection. As most investors know, bond prices rise as interest rates decline. That is, bond investors will pay more for a bond as interest rates fall below the bond's existing coupon. Because it responds to declining rates, such a bond is said to have "positive convexity."

However, investors will NOT pay as much for a bond - even if rates are falling - if that bond is likely to be called. As a bond approaches the point where it is likely to be called, it tends to trade nearer its call price, usually par or a modest premium. As a result, this tends to impede the callable bond's upside performance. In effect, the callable bond has lost its positive convexity and is now said to have "negative convexity," meaning it will be significantly less responsive to declining interest rates.

[CHART]

CALL PROTECTION IMPROVES PERFORMANCE CHARACTERISTICS

A-B: Performance tendency
     of Non-Callable Bond

A-C: Performance tendency
     of Callable Bond

Rising
Price
Declining

Declining   Yields    Rising


Lines refer to the performance characteristics of a generic callable bond and its generic non-callable bond counterpart. As yields decline, bond prices rise.

*Y refers to the point where decline in yield makes a call increasingly likely for a callable bond and begins to impede performance.

The chart above demonstrates this relationship. Note that as interest rates decline to point Y - the point where investors start to anticipate an imminent call - the price performance of the callable bond tends to "roll-off," and thus lag that of the non-callable bond. While it is difficult to pinpoint precisely when this "roll-off" will occur, bonds with ample call protection are generally considered less susceptible to this phenomenon than bonds with waning call protection.

We believe that attention to call protection is a major advantage of municipal bond mutual funds...

While call features can have a profound influence on income and price performance, these nuances may be overlooked by the individual investor, a fact that can put the individual at a serious disadvantage. At Eaton Vance, call provisions remain a prime strategic consideration for our fund managers and analysts. We monitor our portfolios and individual bonds and make periodic adjustments to update call protection, as necessary. Together with diversification, in-depth research and professional management, we believe that continuously updated call protection represents yet another major advantage for the mutual fund investor.

                             Sincerely,

                             /S/ Thomas J. Fetter

                             Thomas J. Fetter
                             President
                             September 18, 2002

                             2
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Eaton Vance Municipals Funds as of August 31, 2002
MARKET RECAP

In a year marked by momentous events, the nation has struggled to deal with recession and the lingering effects of terrorist attacks, which dealt the economy a major setback. Companies have remained reluctant to resume capital spending, especially in the key technology sector. Sales incentives have spurred some industrial sectors, such as autos, while dramatically lower interest rates have invigorated the housing sector. However, while consumer confidence has rebounded somewhat, issues of corporate governance and malfeasance have remained major concerns for many Americans.

Economic recovery in 2002 has been tentative, at best ...

The recession that began in the first half of 2001 was prolonged by the after-effects of September 11. While the economy has improved modestly in 2002, activity has remained far from robust. The nation's Gross Domestic Product registered a fairly impressive 5.0% growth rate in the first quarter of 2002, but data showed a surprising underlying sluggishness. While consumers remained fairly active and the housing sector received a boost from low interest rates, capital investment by businesses - a prime engine of economic growth - failed to gain momentum. Second quarter GDP later confirmed that underlying weakness, rising a modest 1.1%.

[CHART]

MUNICIPAL BOND YIELDS EXCEED TREASURY YIELDS

5.09%                                 8.29%
30-Year AAA-rated                    Taxable equivalent yield
General Obligation (GO) Bonds*       in 38.6% tax bracket

4.93%
30-Year Treasury bond

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

*GO yields are a compilation of a representative variety of general obligations and are not necessarily representative of a Fund's yield. Statistics as of August 31, 2002.

Past performance is no guarantee of future results.

Source: Bloomberg, L.P.

With the recovery stalling, the Federal Reserve has shifted once again to an accommodative bias ...

The Federal Reserve has changed its monetary policy several times in the past year, as the economic recovery produced several false starts. Those changes have been reflected in the bond market, whose prices move in the opposite direction of interest rates. For example, 10-year Treasury bond yields were at 4.82% on August 31, 2001. Amid tentative signs of strength, including the misleading first quarter GDP report, yields rose to 5.40% by late March. In subsequent months, however, it became increasingly clear that the economy was, in fact, much weaker than previously thought. That consensus prompted a renewed bond market rally, with 10-year rates falling back to 4.13% by August 31. In that climate, the Lehman Brothers Municipal Bond Index - a broad-based, unmanaged index of municipal bonds - posted a total return of 6.24% for the year ended August 31, 2002.*

The municipal market has received additional support from other factors. First, the clouded outlook for corporate profits has dampened investors' enthusiasm for stocks and sent them looking for fixed-income alternatives. Second, municipal bond yields have matched, and in some cases exceeded, those of their taxable counterparts, making the tax-exempt sector especially attractive. Finally, with the failure of proposed tax cuts - and even tax HIKES in some jurisdictions - municipal bonds have become increasingly compelling on a tax-equivalent basis.


Despite lingering uncertainties, we believe the near-term outlook for bonds remains favorable ...

While the financial markets still face some hurdles, the outlook for bonds is fairly constructive. The Federal Reserve announced at its Open Market Committee meeting in August that the economy is now in danger of further weakening. Thus, inflation, the main nemesis of fixed-income investors, is likely to remain under control for the foreseeable future. Given the uncertain economy and continuing global concerns, we believe that municipal bonds continue to merit strong consideration among prudent investors.

*It is not possible to invest directly in an index.

Eaton Vance Alabama Municipals Fund as of August 31, 2002
INVESTMENT UPDATE


[PHOTO OF WILLIAM H. AHERN]
William H. Ahern
Portfolio Manager


Management Discussion

- While the Alabama economy remained somewhat sluggish in 2002, there were some upbeat signs on the horizon. For example, the state's auto industry received a boost in the news that Hyundai will build a new plant near Montgomery. The state's August 2002 jobless rate was 5.7%, up from 5.4% a year ago.

- Insured* water and sewer issues were the Portfolio's largest sector weighting at August 31, 2002. The growth of new communities has resulted in a rapid pace of residential construction, increasing the need for infrastructure improvements. That has resulted in large supply and attractive yields within this vital sector.

- Escrowed bonds were among the Portfolio's largest holdings. Escrowed bonds are those that have been prerefunded to take advantage of a decline in prevailing interest rates. Because they are backed by Treasury bonds, they are deemed to be very high quality. They also typically carry attractive coupon rates.

- Insured* education bonds again contributed to the Portfolio's performance, providing excellent quality in an uncertain economic climate. The Portfolio's holdings included issues for University of South Alabama, Alabama Agriculture & Mechanical University and Auburn University.

- Management remained very selective with respect to its exposure to industrial development revenue (IDR) bonds. The slow pace of recovery has created an uncertain revenue outlook for many cyclical IDR issuers.

THE FUND

- During the year ended August 31, 2002, the Fund's Class A and Class B shares had total returns of 4.49% and 3.70%, respectively.(1) For Class A, this return resulted from a decrease in net asset value (NAV) per share to $9.92 on August 31, 2002 from $9.96 on August 31, 2001, and the reinvestment of $0.469 per share in tax-free income.(2) For Class B, this return resulted from a decrease in NAV to $10.91 from $10.96, and the reinvestment of $0.440 per share in tax-free income.(2)

- Based on the most recent dividends and NAVs on August 31, 2002 of $9.92 per share for Class A and $10.91 per share for Class B, the Fund's distribution rates were 4.73% and 4.03%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.11% and 6.91%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at August 31, 2002 were 3.35% and 2.76%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 5.74% and 4.73%, respectively.(4)

[CHART]

Rating Distribution(6)

Non-Rated       2.8%
AAA            74.3%
AA              0.2%
A               9.4%
BBB            13.3%

----------
(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares.(2) A portion of the Fund's income may be subject to federal and state income tax and/or federal alternative minimum tax.(3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value.(4) Taxable-equivalent rates assume maximum 41.67% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures.(5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(6) Rating Distribution is as of 8/31/02 only and may not be representative of the Portfolio's current or future investments.(7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3%
     - 4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. *Private insurance does not decrease the risk of loss of principal associated with this investment.

Fund Information
as of August 31, 2002*

PERFORMANCE(7)                  CLASS A    CLASS B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
One Year                           4.49%      3.70%
Five Years                         5.24       4.46
Ten Years                          N.A.       5.24
Life of Fund+                      4.98       5.59
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                          -0.51%     -1.28%
Five Years                         4.23       4.12
Ten Years                          N.A.       5.24
Life of Fund+                      4.40       5.59

+Inception date: Class A: 12/7/93; Class B: 5/1/92

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE ALABAMA MUNICIPALS FUND CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX*

AUGUST 31, 1992 - AUGUST 31, 2002

                        EATON VANCE
                          ALABAMA
                         MUNICIPALS     LEHMAN BROTHERS
                            FUND         MUNICIPAL BOND
             DATE          CLASS B           INDEX
---------------------------------------------------------
            8/31/1992      10,000           10,000
            9/30/1992      10,037           10,065
           10/31/1992       9,802            9,966
           11/30/1992      10,127           10,145
           12/31/1992      10,253           10,249
            1/31/1993      10,353           10,368
            2/28/1993      10,783           10,743
            3/31/1993      10,628           10,629
            4/30/1993      10,758           10,736
            5/31/1993      10,820           10,797
            6/30/1993      10,988           10,977
            7/31/1993      10,985           10,991
            8/31/1993      11,230           11,220
            9/30/1993      11,350           11,348
           10/31/1993      11,377           11,370
           11/30/1993      11,240           11,270
           12/31/1993      11,527           11,508
            1/31/1994      11,642           11,639
            2/28/1994      11,311           11,338
            3/31/1994      10,682           10,876
            4/30/1994      10,752           10,968
            5/31/1994      10,855           11,063
            6/30/1994      10,741           10,995
            7/31/1994      10,992           11,197
            8/31/1994      10,989           11,236
            9/30/1994      10,790           11,071
           10/31/1994      10,516           10,874
           11/30/1994      10,259           10,678
           12/31/1994      10,597           10,913
            1/31/1995      10,994           11,225
            2/28/1995      11,356           11,551
            3/31/1995      11,452           11,684
            4/30/1995      11,443           11,698
            5/31/1995      11,785           12,071
            6/30/1995      11,584           11,965
            7/31/1995      11,665           12,079
            8/31/1995      11,800           12,232
            9/30/1995      11,835           12,309
           10/31/1995      12,063           12,488
           11/30/1995      12,291           12,696
           12/31/1995      12,417           12,817
            1/31/1996      12,488           12,914
            2/29/1996      12,350           12,827
            3/31/1996      12,164           12,663
            4/30/1996      12,153           12,627
            5/31/1996      12,164           12,623
            6/30/1996      12,284           12,760
            7/31/1996      12,385           12,876
            8/31/1996      12,372           12,873
            9/30/1996      12,562           13,053
           10/31/1996      12,641           13,200
           11/30/1996      12,820           13,442
           12/31/1996      12,783           13,385
            1/31/1997      12,817           13,410
            2/28/1997      12,954           13,534
            3/31/1997      12,777           13,353
            4/30/1997      12,895           13,465
            5/31/1997      13,088           13,668
            6/30/1997      13,198           13,813
            7/31/1997      13,539           14,196
            8/31/1997      13,403           14,063
            9/30/1997      13,526           14,229
           10/31/1997      13,573           14,321
           11/30/1997      13,651           14,405
           12/31/1997      13,833           14,616
            1/31/1998      13,957           14,766
            2/28/1998      13,972           14,771
            3/31/1998      13,965           14,784
            4/30/1998      13,886           14,717
            5/31/1998      13,986           14,950
            6/30/1998      14,023           15,009
            7/31/1998      14,047           15,047
            8/31/1998      14,229           15,279
            9/30/1998      14,367           15,469
           10/31/1998      14,300           15,469
           11/30/1998      14,340           15,523
           12/31/1998      14,375           15,562
            1/31/1999      14,493           15,748
            2/28/1999      14,454           15,679
            3/31/1999      14,459           15,700
            4/30/1999      14,497           15,739
            5/31/1999      14,405           15,648
            6/30/1999      14,160           15,423
            7/31/1999      14,156           15,479
            8/31/1999      13,942           15,355
            9/30/1999      13,844           15,362
           10/31/1999      13,625           15,195
           11/30/1999      13,731           15,357
           12/31/1999      13,536           15,242
            1/31/2000      13,361           15,176
            2/29/2000      13,600           15,352
            3/31/2000      13,938           15,688
            4/30/2000      13,828           15,595
            5/31/2000      13,696           15,514
            6/30/2000      14,083           15,925
            7/31/2000      14,320           16,147
            8/31/2000      14,552           16,396
            9/30/2000      14,422           16,310
           10/31/2000      14,590           16,488
           11/30/2000      14,727           16,613
           12/31/2000      15,221           17,023
            1/31/2001      15,262           17,192
            2/28/2001      15,358           17,247
            3/31/2001      15,451           17,401
            4/30/2001      15,146           17,213
            5/31/2001      15,341           17,398
            6/30/2001      15,468           17,514
            7/31/2001      15,800           17,774
            8/31/2001      16,072           18,067
            9/30/2001      15,868           18,006
           10/31/2001      16,078           18,211
           11/30/2001      15,911           18,067
           12/31/2001      15,731           17,896
            1/31/2002      15,961           18,206
            2/28/2002      16,167           18,426
            3/31/2002      15,798           18,065
            4/30/2002      16,034           18,418
            5/31/2002      16,165           18,530
            6/30/2002      16,346           18,726
            7/31/2002      16,533           18,966
            8/31/2002      16,667           19,194

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.28% of the total dividends paid by the Fund from net investment income during the year ended August 31, 2002 is designated as an exempt-interest dividend.

* Source: TowersData, Bethesda, MD. Investment operations commenced on 5/1/92. The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in NAV with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/7/93 at net asset value would have grown to $15,285 on August 31, 2002; $14,558, including the 4.75% sales charge. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an index.

Eaton Vance Arkansas Municipals Fund as of August 31, 2002
INVESTMENT UPDATE

[PHOTO OF THOMAS M. METZOLD]
Thomas M. Metzold
Portfolio Manager


Management Discussion

- The Arkansas economy continued to recover, albeit at a slow pace. Manufacturing activity - especially in the auto parts and household products areas - has picked up somewhat, contributing to modest job growth and prompting optimism for the coming year. The state's August 2002 jobless rate was 5.0%, down from 5.2% a year ago.

- Hospitals and insured* hospitals again represented major investments. The Portfolio focused on institutions we deemed most competitive in a difficult industry climate. St. Bernards Regional Medical Center is an acute care facility in Jonesboro providing a wide range of services, including cardiac, cancer and neurology care, as well as comprehensive women's health care.

- The Portfolio had investments in industrial development revenue (IDR) bonds. While management remained selective and monitored its IDR holdings closely, we believe the outlook for the sector could improve markedly, if the economy gains momentum.

- In an economy that has been slow to recover from the recession, we have focused on more defensive investments, such as essential services bonds. Sectors such as insured* electric utilities have enjoyed relatively stable revenues, an attractive feature for investors in a slow economy.

- Puerto Rico bonds played a role in management's efforts to maintain a broad diversification. The Portfolio's Puerto Rico holdings included general obligations, as well as issues that financed highway projects and electric utilities.

The Fund

- During the year ended August 31, 2002, the Fund's Class A and Class B shares had total returns of 5.31% and 4.60%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.98 on August 31, 2002 from $9.96 on August 31, 2001, and the reinvestment of $0.489 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $10.72 from $10.69, and the reinvestment of $0.445 per share in tax-free income.(2)

- Based on the most recent dividends and NAVs on August 31, 2002 of $9.98 per share for Class A and $10.72 per share for Class B, the Fund's distribution rates were 4.90% and 4.15%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.58% and 7.27%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at August 31, 2002 were 3.82% and 3.24%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 6.69% and 5.67%, respectively.
     (4)

[CHART]

Rating Distribution(6)

Non-Rated  7.1%
AAA       35.5%
AA        12.0%
A         31.2%
BBB       12.6%
BB         1.6%

----------
(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares.(2) A portion of the Fund's income may be subject to federal and state income tax and/or federal alternative minimum tax.(3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value.(4) Taxable-equivalent rates assume maximum 42.90% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures.(5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(6) Rating Distribution is as of 8/31/02 only and may not be representative of the Portfolio's current or future investments.(7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3%
     - 4th year; 2% - 5th year; 1% - 6th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. *Private insurance does not decrease the risk of loss of principal associated with this investment.

Fund Information
as of August 31, 2002

PERFORMANCE(7)                           CLASS A     CLASS B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                    5.31%       4.60%
Five Years                                  5.60        4.78
Life of Fund+                               5.12        5.40
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                    0.28%      -0.40%
Five Years                                  4.57        4.44
Life of Fund+                               4.53        5.40

+Inception date: Class A: 2/9/94; Class B: 10/2/92

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE ARKANSAS MUNICIPALS FUND CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX*

OCTOBER 31, 1992 - AUGUST 31, 2002

                        EATON VANCE
                          ARKANSAS
                         MUNICIPALS     LEHMAN BROTHERS
                            FUND         MUNICIPAL BOND
             DATE          CLASS B           INDEX
---------------------------------------------------------
           10/31/1992      10,000          10,000
           11/30/1992      10,331          10,179
           12/31/1992      10,482          10,283
            1/31/1993      10,648          10,403
            2/28/1993      11,130          10,779
            3/31/1993      11,008          10,665
            4/30/1993      11,124          10,773
            5/31/1993      11,199          10,833
            6/30/1993      11,387          11,014
            7/31/1993      11,396          11,028
            8/31/1993      11,633          11,258
            9/30/1993      11,770          11,386
           10/31/1993      11,766          11,408
           11/30/1993      11,645          11,308
           12/31/1993      11,925          11,546
            1/31/1994      12,078          11,678
            2/28/1994      11,730          11,376
            3/31/1994      11,035          10,913
            4/30/1994      11,162          11,005
            5/31/1994      11,291          11,100
            6/30/1994      11,181          11,033
            7/31/1994      11,433          11,235
            8/31/1994      11,472          11,274
            9/30/1994      11,262          11,108
           10/31/1994      10,950          10,911
           11/30/1994      10,610          10,714
           12/31/1994      10,930          10,950
            1/31/1995      11,324          11,263
            2/28/1995      11,716          11,590
            3/31/1995      11,816          11,723
            4/30/1995      11,806          11,737
            5/31/1995      12,141          12,112
            6/30/1995      11,942          12,006
            7/31/1995      12,038          12,119
            8/31/1995      12,179          12,273
            9/30/1995      12,263          12,351
           10/31/1995      12,478          12,530
           11/30/1995      12,717          12,739
           12/31/1995      12,862          12,861
            1/31/1996      12,911          12,958
            2/29/1996      12,754          12,870
            3/31/1996      12,545          12,706
            4/30/1996      12,509          12,670
            5/31/1996      12,484          12,665
            6/30/1996      12,596          12,803
            7/31/1996      12,700          12,919
            8/31/1996      12,673          12,916
            9/30/1996      12,858          13,097
           10/31/1996      12,940          13,245
           11/30/1996      13,126          13,487
           12/31/1996      13,086          13,430
            1/31/1997      13,083          13,456
            2/28/1997      13,199          13,579
            3/31/1997      13,050          13,398
            4/30/1997      13,147          13,510
            5/31/1997      13,322          13,714
            6/30/1997      13,450          13,860
            7/31/1997      13,754          14,244
            8/31/1997      13,649          14,110
            9/30/1997      13,789          14,277
           10/31/1997      13,864          14,370
           11/30/1997      13,943          14,454
           12/31/1997      14,133          14,665
            1/31/1998      14,236          14,816
            2/28/1998      14,263          14,821
            3/31/1998      14,267          14,834
            4/30/1998      14,197          14,767
            5/31/1998      14,393          15,000
            6/30/1998      14,417          15,060
            7/31/1998      14,427          15,097
            8/31/1998      14,630          15,331
            9/30/1998      14,747          15,522
           10/31/1998      14,702          15,521
           11/30/1998      14,742          15,576
           12/31/1998      14,764          15,615
            1/31/1999      14,899          15,801
            2/28/1999      14,829          15,732
            3/31/1999      14,847          15,753
            4/30/1999      14,900          15,793
            5/31/1999      14,829          15,701
            6/30/1999      14,599          15,475
            7/31/1999      14,608          15,532
            8/31/1999      14,396          15,407
            9/30/1999      14,334          15,414
           10/31/1999      14,088          15,247
           11/30/1999      14,269          15,409
           12/31/1999      14,135          15,294
            1/31/2000      13,994          15,227
            2/29/2000      14,230          15,404
            3/31/2000      14,542          15,741
            4/30/2000      14,469          15,648
            5/31/2000      14,330          15,566
            6/30/2000      14,677          15,979
            7/31/2000      14,881          16,201
            8/31/2000      15,080          16,451
            9/30/2000      15,032          16,365
           10/31/2000      15,177          16,544
           11/30/2000      15,261          16,669
           12/31/2000      15,645          17,081
            1/31/2001      15,733          17,250
            2/28/2001      15,803          17,305
            3/31/2001      15,915          17,460
            4/30/2001      15,716          17,271
            5/31/2001      15,891          17,457
            6/30/2001      15,995          17,574
            7/31/2001      16,252          17,834
            8/31/2001      16,478          18,128
            9/30/2001      16,340          18,067
           10/31/2001      16,546          18,272
           11/30/2001      16,387          18,128
           12/31/2001      16,246          17,957
            1/31/2002      16,410          18,268
            2/28/2002      16,627          18,488
            3/31/2002      16,365          18,126
            4/30/2002      16,646          18,480
            5/31/2002      16,721          18,592
            6/30/2002      16,880          18,789
            7/31/2002      17,078          19,031
            8/31/2002      17,235          19,259

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.64% of the total dividends paid by the Fund from net investment income during the year ended August 31, 2002 is designated as an exempt-interest dividend.

* Source: TowersData, Bethesda, MD. Investment operations commenced on 10/2/92. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in NAV with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 2/9/94 at net asset value would have grown to $15,338 on August 31, 2002; $14,608, including the 4.75% sales charge. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an index.

Eaton Vance Georgia Municipals Fund as of August 31, 2002
INVESTMENT UPDATE

[PHOTO OF CYNTHIA J. CLEMSON]
Cynthia J. Clemson
Portfolio Manager


Management Discussion

- While full recovery has remained elusive, the Georgia economy has demonstrated signs of a revival. The housing sector responded to low interest rates, while some information technology companies have seen somewhat stronger demand. The state's August 2002 unemployment rate, however, was 4.6%, up from 3.9% a year ago.

- Industrial development revenue (IDR) bonds were the Portfolio's largest sector weighting at August 31. The Portfolio's well diversified holdings included non-cyclical areas such as foods, consumer staples and beverages. The Portfolio's largest IDR issuer, Proctor & Gamble, has many products with relatively stable consumer demand, regardless of economic conditions.

- The Portfolio again had significant investments in insured* special tax revenue bonds. These bonds provided Georgia communities with creative funding alternatives, and were used to finance stadium construction and transportation projects.

- Insured* water and sewer bonds constituted a major investment. Faced with growing demand for housing, many Georgia communities have issued bonds to finance upgrades for water infrastructure, providing the Portfolio with compelling opportunities.

- In an uncertain economy, the Portfolio was well served by its broad diversification. In addition to diversifying according to issuer, sector and insurer, management maintained a well-diversified coupon allocation, balancing income-oriented higher-coupons with performance-minded low- and zero-coupons.

The Fund

- During the year ended August 31, 2002, the Fund's Class A and Class B shares had total returns of 4.38% and 3.64%, respectively.(1) For Class A, this return resulted from a decrease in net asset value (NAV) per share to $9.41 on August 31, 2002 from $9.48 on August 31, 2001, and the reinvestment of $0.466 per share in tax-free income.(2) For Class B, this return resulted from a decrease in NAV to $10.05 from $10.12, and the reinvestment of $0.423 per share in tax-free income.(2)

- Based on the most recent dividends and NAVs on August 31, 2002 of $9.41 per share for Class A and $10.05 per share for Class B, the Fund's distribution rates were 4.95% and 4.21%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.58% and 7.29%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at August 31, 2002 were 4.60% and 4.08%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.97% and 7.06%, respectively.
     (4)

[CHART]

Rating Distribution(6)

Non-Rated  10.1%
AAA        52.4%
AA         14.1%
A          15.6%
BBB         7.8%

----------
(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares.(2) A portion of the Fund's income may be subject to federal and state income tax and/or federal alternative minimum tax.(3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value.(4) Taxable-equivalent rates assume maximum 42.28% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures.(5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(6) Rating Distribution is as of 8/31/02 only and may not be representative of the Portfolio's current or future investments.(7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3%
     - 4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. *Private insurance does not decrease the risk of loss of principal associated with this investment.


Fund Information
as of August 31, 2002

PERFORMANCE(7)                  CLASS A     CLASS B
--------------------------------------------------------------------------------
One Year                           4.38%       3.64%
Five Years                         5.10        4.33
Ten Years                          N.A.        4.74
Life of Fund+                      4.48        4.98
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                          -0.55%      -1.32%
Five Years                         4.09        3.99
Ten Years                          N.A.        4.74
Life of Fund+                      3.90        4.98

+Inception date: Class A: 12/7/93; Class B: 12/23/91

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE GEORGIA MUNICIPALS FUND CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX*

AUGUST 31, 1992 - AUGUST 31, 2002

                         EATON VANCE
                            GEORGIA
                          MUNICIPALS     LEHMAN BROTHERS
                             FUND         MUNICIPAL BOND
             DATE           CLASS B           INDEX
---------------------------------------------------------
           12/31/1991      10,000             10,000
            9/30/1992       9,999             10,065
           10/31/1992       9,711              9,966
           11/30/1992      10,033             10,145
           12/31/1992      10,155             10,249
            1/31/1993      10,257             10,368
            2/28/1993      10,736             10,743
            3/31/1993      10,537             10,629
            4/30/1993      10,679             10,736
            5/31/1993      10,731             10,797
            6/30/1993      10,912             10,977
            7/31/1993      10,867             10,991
            8/31/1993      11,127             11,220
            9/30/1993      11,258             11,348
           10/31/1993      11,253             11,370
           11/30/1993      11,133             11,270
           12/31/1993      11,386             11,508
            1/31/1994      11,512             11,639
            2/28/1994      11,181             11,338
            3/31/1994      10,577             10,876
            4/30/1994      10,635             10,968
            5/31/1994      10,682             11,063
            6/30/1994      10,574             10,995
            7/31/1994      10,784             11,197
            8/31/1994      10,799             11,236
            9/30/1994      10,615             11,071
           10/31/1994      10,331             10,874
           11/30/1994      10,020             10,678
           12/31/1994      10,297             10,913
            1/31/1995      10,645             11,225
            2/28/1995      10,969             11,551
            3/31/1995      11,076             11,684
            4/30/1995      11,054             11,698
            5/31/1995      11,333             12,071
            6/30/1995      11,148             11,965
            7/31/1995      11,182             12,079
            8/31/1995      11,328             12,232
            9/30/1995      11,419             12,309
           10/31/1995      11,627             12,488
           11/30/1995      11,857             12,696
           12/31/1995      11,984             12,817
            1/31/1996      12,041             12,914
            2/29/1996      11,897             12,827
            3/31/1996      11,703             12,663
            4/30/1996      11,666             12,627
            5/31/1996      11,663             12,623
            6/30/1996      11,784             12,760
            7/31/1996      11,887             12,876
            8/31/1996      11,884             12,873
            9/30/1996      12,078             13,053
           10/31/1996      12,171             13,200
           11/30/1996      12,377             13,442
           12/31/1996      12,326             13,385
            1/31/1997      12,311             13,410
            2/28/1997      12,449             13,534
            3/31/1997      12,292             13,353
            4/30/1997      12,400             13,465
            5/31/1997      12,559             13,668
            6/30/1997      12,633             13,813
            7/31/1997      12,981             14,196
            8/31/1997      12,853             14,063
            9/30/1997      13,004             14,229
           10/31/1997      13,077             14,321
           11/30/1997      13,143             14,405
           12/31/1997      13,341             14,616
            1/31/1998      13,468             14,766
            2/28/1998      13,456             14,771
            3/31/1998      13,422             14,784
            4/30/1998      13,327             14,717
            5/31/1998      13,546             14,950
            6/30/1998      13,557             15,009
            7/31/1998      13,567             15,047
            8/31/1998      13,753             15,279
            9/30/1998      13,934             15,469
           10/31/1998      13,889             15,469
           11/30/1998      13,928             15,523
           12/31/1998      13,908             15,562
            1/31/1999      14,067             15,748
            2/28/1999      13,984             15,679
            3/31/1999      13,906             15,700
            4/30/1999      13,930             15,739
            5/31/1999      13,818             15,648
            6/30/1999      13,537             15,423
            7/31/1999      13,490             15,479
            8/31/1999      13,281             15,355
            9/30/1999      13,206             15,362
           10/31/1999      12,949             15,195
           11/30/1999      13,056             15,357
           12/31/1999      12,896             15,242
            1/31/2000      12,756             15,176
            2/29/2000      12,987             15,352
            3/31/2000      13,305             15,688
            4/30/2000      13,204             15,595
            5/31/2000      13,080             15,514
            6/30/2000      13,492             15,925
            7/31/2000      13,748             16,147
            8/31/2000      13,957             16,396
            9/30/2000      13,821             16,310
           10/31/2000      13,992             16,488
           11/30/2000      14,103             16,613
           12/31/2000      14,551             17,023
            1/31/2001      14,577             17,192
            2/28/2001      14,659             17,247
            3/31/2001      14,768             17,401
            4/30/2001      14,497             17,213
            5/31/2001      14,697             17,398
            6/30/2001      14,797             17,514
            7/31/2001      15,063             17,774
            8/31/2001      15,328             18,067
            9/30/2001      15,099             18,006
           10/31/2001      15,269             18,211
           11/30/2001      15,125             18,067
           12/31/2001      14,952             17,896
            1/31/2002      15,126             18,206
            2/28/2002      15,367             18,426
            3/31/2002      15,061             18,065
            4/30/2002      15,335             18,418
            5/31/2002      15,405             18,530
            6/30/2002      15,527             18,726
            7/31/2002      15,751             18,966
            8/31/2002      15,886             19,194

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.79% of the total dividends paid by the Fund from net investment income during the year ended August 31, 2002 is designated as an exempt-interest dividend.

* Source: TowersData, Bethesda, MD. Investment operations commenced on 12/23/91. The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in NAV with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/7/93 at net asset value would have grown to $14,666 on August 31, 2002; $13,967, including the 4.75% sales charge. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an index.

Eaton Vance Kentucky Municipals Fund as of August 31, 2002
INVESTMENT UPDATE

[PHOTO OF WILLIAM H. AHERN]
William H. Ahern
Portfolio Manager

Management Discussion

- Kentucky's economy has rebounded somewhat in recent months, with signs of expansion in several industries. The manufacturing sector has been characterized by rising production levels and modest employment growth. Kentucky's August 2002 jobless rate was 5.2%, down from 5.6% a year earlier.

- Industrial development revenue (IDR) bonds, one of the Portfolio's largest sector weightings at August 31, financed new economic initiatives, while providing above-average yields. The Portfolio's IDR investments were very broadly diversified, ranging across the apparel, energy, chemicals, transportation, retailing, business products and metals sectors.

- Escrowed bonds constituted a large commitment for the Portfolio. Because the bonds are pre-refunded to their approaching call dates, they provided relatively stable performance in a volatile market climate, as well as attractive coupon rates.

- Lease revenue/certificates of participation (COPs) remained significant investments for the Portfolio. Through these agreements, several communities are able to combine their financing needs in an aggregate financing mechanism, resulting in more timely, flexible, and cost-effective funding source for the joint borrowers.

- Amid the dramatic decline in interest rates, management continued to adjust coupon structure and upgrade call characteristics. Coupon structure and call features can have a significant influence on the Portfolio's performance.

The Fund

- During the year ended August 31, 2002, the Fund's Class A and Class B shares had total returns of 4.09% and 3.26%, respectively.(1) For Class A, this return resulted from a decrease in net asset value (NAV) per share to $9.42 on August 31, 2002 from $9.50 on August 31, 2001, and the reinvestment of $0.452 per share in tax-free income.(2) For Class B, this return resulted from a decrease in NAV to $10.16 from $10.25, and the reinvestment of $0.411 per share in tax-free income.(2)

- Based on the most recent dividends and NAVs on August 31, 2002 of $9.42 per share for Class A and $10.16 per share for Class B, the Fund's distribution rates were 4.80% and 4.04%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.32% and 7.00%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at August 31, 2002 were 3.81% and 3.26%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 6.60% and 5.65%, respectively.
     (4)

[CHART]

Rating Distribution(6)

Non-Rated       12.4%
AAA             50.6%
AA              22.9%
A                7.4%
BBB              5.7%
BB               1.0%

----------
(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares.(2) A portion of the Fund's income may be subject to federal and state income tax and/or federal alternative minimum tax.(3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value.(4) Taxable-equivalent rates assume maximum 42.28% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures.(5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(6) Rating Distribution is as of 8/31/02 only and may not be representative of the Portfolio's current or future investments.(7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3%
     - 4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. *Private insurance does not decrease the risk of loss of principal associated with this investment.

Fund Information
as of August 31, 2002

PERFORMANCE(7)                  CLASS A   CLASS B
--------------------------------------------------------------------------------
One Year                           4.09%     3.26%
Five Years                         4.73      3.98
Ten Years                          N.A.      4.87
Life of Fund+                      4.53      5.05
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                          -0.81%    -1.70%
Five Years                         3.72      3.64
Ten Years                          N.A.      4.87
Life of Fund+                      3.94      5.05

+Inception date: Class A: 12/7/93; Class B: 12/23/91

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE KENTUCKY MUNICIPALS FUND CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX*

AUGUST 31, 1992 - AUGUST 31, 2002

                         EATON VANCE
                           KENTUCKY
                          MUNICIPALS     LEHMAN BROTHERS
                             FUND         MUNICIPAL BOND
             DATE           CLASS B           INDEX
---------------------------------------------------------
              8/31/92      10,000             10,000
              9/30/92      10,017             10,065
             10/31/92       9,748              9,966
             11/30/92      10,080             10,145
             12/31/92      10,189             10,249
              1/31/93      10,301             10,368
              2/28/93      10,761             10,743
              3/31/93      10,592             10,629
              4/30/93      10,735             10,736
              5/31/93      10,808             10,797
              6/30/93      11,009             10,977
              7/31/93      10,985             10,991
              8/31/93      11,193             11,220
              9/30/93      11,325             11,348
             10/31/93      11,341             11,370
             11/30/93      11,211             11,270
             12/31/93      11,476             11,508
              1/31/94      11,592             11,639
              2/28/94      11,240             11,338
              3/31/94      10,613             10,876
              4/30/94      10,683             10,968
              5/31/94      10,776             11,063
              6/30/94      10,647             10,995
              7/31/94      10,881             11,197
              8/31/94      10,897             11,236
              9/30/94      10,669             11,071
             10/31/94      10,374             10,874
             11/30/94      10,108             10,678
             12/31/94      10,410             10,913
              1/31/95      10,818             11,225
              2/28/95      11,167             11,551
              3/31/95      11,265             11,684
              4/30/95      11,256             11,698
              5/31/95      11,606             12,071
              6/30/95      11,399             11,965
              7/31/95      11,469             12,079
              8/31/95      11,617             12,232
              9/30/95      11,686             12,309
             10/31/95      11,907             12,488
             11/30/95      12,152             12,696
             12/31/95      12,280             12,817
              1/31/96      12,327             12,914
              2/29/96      12,171             12,827
              3/31/96      12,013             12,663
              4/30/96      11,977             12,627
              5/31/96      11,974             12,623
              6/30/96      12,108             12,760
              7/31/96      12,174             12,876
              8/31/96      12,135             12,873
              9/30/96      12,317             13,053
             10/31/96      12,421             13,200
             11/30/96      12,591             13,442
             12/31/96      12,577             13,385
              1/31/97      12,610             13,410
              2/28/97      12,736             13,534
              3/31/97      12,603             13,353
              4/30/97      12,685             13,465
              5/31/97      12,857             13,668
              6/30/97      12,995             13,813
              7/31/97      13,331             14,196
              8/31/97      13,241             14,063
              9/30/97      13,368             14,229
             10/31/97      13,442             14,321
             11/30/97      13,521             14,405
             12/31/97      13,695             14,616
              1/31/98      13,797             14,766
              2/28/98      13,824             14,771
              3/31/98      13,856             14,784
              4/30/98      13,774             14,717
              5/31/98      13,955             14,950
              6/30/98      13,980             15,009
              7/31/98      14,003             15,047
              8/31/98      14,164             15,279
              9/30/98      14,280             15,469
             10/31/98      14,223             15,469
             11/30/98      14,264             15,523
             12/31/98      14,299             15,562
              1/31/99      14,433             15,748
              2/28/99      14,379             15,679
              3/31/99      14,398             15,700
              4/30/99      14,451             15,739
              5/31/99      14,397             15,648
              6/30/99      14,214             15,423
              7/31/99      14,224             15,479
              8/31/99      14,045             15,355
              9/30/99      14,001             15,362
             10/31/99      13,774             15,195
             11/30/99      13,871             15,357
             12/31/99      13,741             15,242
              1/31/00      13,646             15,176
              2/29/00      13,781             15,352
              3/31/00      14,074             15,688
              4/30/00      13,919             15,595
              5/31/00      13,654             15,514
              6/30/00      13,969             15,925
              7/31/00      14,157             16,147
              8/31/00      14,355             16,396
              9/30/00      14,266             16,310
             10/31/00      14,382             16,488
             11/30/00      14,481             16,613
             12/31/00      14,890             17,023
              1/31/01      14,949             17,192
              2/28/01      14,961             17,247
              3/31/01      15,058             17,401
              4/30/01      14,815             17,213
              5/31/01      14,985             17,398
              6/30/01      15,084             17,514
              7/31/01      15,320             17,774
              8/31/01      15,585             18,067
              9/30/01      15,415             18,006
             10/31/01      15,568             18,211
             11/30/01      15,437             18,067
             12/31/01      15,232             17,896
              1/31/02      15,389             18,206
              2/28/02      15,614             18,426
              3/31/02      15,274             18,065
              4/30/02      15,562             18,418
              5/31/02      15,662             18,530
              6/30/02      15,814             18,726
              7/31/02      15,958             18,966
              8/31/02      16,092             19,194

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.48% of the total dividends paid by the Fund from net investment income during the year ended August 31, 2002 is designated as an exempt-interest dividend.

* Source: TowersData, Bethesda, MD. Investment operations commenced on 12/23/91. The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in NAV with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/7/93 at net asset value would have grown to $14,719 on August 31, 2002; $14,018, including the 4.75% sales charge. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an index.

Eaton Vance Louisiana Municipals Fund as of August 31, 2002
INVESTMENT UPDATE

[PHOTO OF ROBERT B. MACINTOSH]
Robert B. MacIntosh
Portfolio Manager

Management Discussion

- Louisiana's economy has indicated signs of recovery in recent months. The key energy sector has been a beneficiary of lower OPEC output and rising oil prices. Meanwhile, parts of the state's growing gaming industry have experienced higher volumes. The state's August 2002 jobless rate was 5.9%, up from 5.6% a year ago.

- Insured* general obligations represented the Portfolio's largest sector weighting at August 31. A large exposure to high-quality bonds boosted performance amid an uncertain economy and a dramatic decline in interest rates.

- Housing bonds constituted a large sector weighting and provided excellent income opportunities. The Portfolio's housing investments focused predominantly on single-family housing projects and were well-diversified according to geographical distribution and project type.

- The Portfolio took advantage of a unique opportunity in Tobacco Settlement Finance Corp. bonds. Backed by Louisiana's share of receipts from the Federal government's Tobacco Settlement case, the bonds are an A-rated security with an attractive 5.875% coupon.

- To update the Portfolio's coupon structure, management took advantage of strong retail demand and sold selected 4-to-4.75% coupons. The Portfolio used the proceeds to purchase attractive new issues, among which were insured* education bonds for Dillard University and Xavier University.

The Fund

- During the year ended August 31, 2002, the Fund's Class A and Class B shares had total returns of 4.66% and 3.82%, respectively.(1) For Class A, this return resulted from a decrease in net asset value (NAV) per share to $9.79 on August 31, 2002 from $9.81 on August 31, 2001, and the reinvestment of $0.459 per share in tax-free income.(2) For Class B, this return resulted from a decrease in NAV to $10.35 from $10.38, and the reinvestment of $0.412 per share in tax-free income.(2)

- Based on the most recent dividends and NAVs on August 31, 2002 of $9.79 per share for Class A and $10.35 per share for Class B, the Fund's distribution rates were 4.69% and 3.98%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.13% and 6.90%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at August 31, 2002 were 4.34% and 3.78%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.52% and 6.55%, respectively.
     (4)

[CHART]

Rating Distribution(6)

Non-Rated   4.5%
AAA        74.2%
A          10.5%
BBB        10.8%

----------
(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares.(2) A portion of the Fund's income may be subject to federal and state income tax and/or federal alternative minimum tax.(3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value.(4) Taxable-equivalent rates assume maximum 42.28% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures.(5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(6) Rating Distribution is as of 8/31/02 only and may not be representative of the Portfolio's current or future investments.(7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3%
     - 4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. *Private insurance does not decrease the risk of loss of principal associated with this investment.

Fund Information
as of August 31, 2002

PERFORMANCE(7)                  CLASS A     CLASS B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                           4.66%      3.82%
Five Years                         5.29       4.49
Life of Fund+                      5.03       5.28
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                          -0.32%     -1.16%
Five Years                         4.26       4.15
Life of Fund+                      4.44       5.28

+Inception date: Class A: 2/14/94; Class B: 10/2/92

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE LOUISIANA MUNICIPALS FUND CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX*

OCTOBER 31, 1992 - AUGUST 31, 2002

                         EATON VANCE
                          LOUISIANA
                          MUNICIPALS     LEHMAN BROTHERS
                             FUND         MUNICIPAL BOND
             DATE           CLASS B           INDEX
---------------------------------------------------------
             10/31/92      10,000             10,000
             11/30/92      10,439             10,179
             12/31/92      10,601             10,283
              1/31/93      10,778             10,403
              2/28/93      11,303             10,779
              3/31/93      11,160             10,665
              4/30/93      11,307             10,773
              5/31/93      11,382             10,833
              6/30/93      11,613             11,014
              7/31/93      11,578             11,028
              8/31/93      11,881             11,258
              9/30/93      12,051             11,386
             10/31/93      12,047             11,408
             11/30/93      11,905             11,308
             12/31/93      12,219             11,546
              1/31/94      12,364             11,678
              2/28/94      11,912             11,376
              3/31/94      11,165             10,913
              4/30/94      11,264             11,005
              5/31/94      11,409             11,100
              6/30/94      11,267             11,033
              7/31/94      11,514             11,235
              8/31/94      11,501             11,274
              9/30/94      11,268             11,108
             10/31/94      10,954             10,911
             11/30/94      10,647             10,714
             12/31/94      10,963             10,950
              1/31/95      11,378             11,263
              2/28/95      11,767             11,590
              3/31/95      11,848             11,723
              4/30/95      11,817             11,737
              5/31/95      12,065             12,112
              6/30/95      11,864             12,006
              7/31/95      11,952             12,119
              8/31/95      12,085             12,273
              9/30/95      12,172             12,351
             10/31/95      12,393             12,530
             11/30/95      12,613             12,739
             12/31/95      12,762             12,861
              1/31/96      12,777             12,958
              2/29/96      12,580             12,870
              3/31/96      12,393             12,706
              4/30/96      12,395             12,670
              5/31/96      12,446             12,665
              6/30/96      12,564             12,803
              7/31/96      12,686             12,919
              8/31/96      12,661             12,916
              9/30/96      12,867             13,097
             10/31/96      12,993             13,245
             11/30/96      13,199             13,487
             12/31/96      13,162             13,430
              1/31/97      13,175             13,456
              2/28/97      13,284             13,579
              3/31/97      13,161             13,398
              4/30/97      13,238             13,510
              5/31/97      13,382             13,714
              6/30/97      13,490             13,860
              7/31/97      13,858             14,244
              8/31/97      13,740             14,110
              9/30/97      13,861             14,277
             10/31/97      13,968             14,370
             11/30/97      14,067             14,454
             12/31/97      14,252             14,665
              1/31/98      14,321             14,816
              2/28/98      14,325             14,821
              3/31/98      14,360             14,834
              4/30/98      14,222             14,767
              5/31/98      14,497             15,000
              6/30/98      14,484             15,060
              7/31/98      14,497             15,097
              8/31/98      14,753             15,331
              9/30/98      14,946             15,522
             10/31/98      14,831             15,521
             11/30/98      14,902             15,576
             12/31/98      14,898             15,615
              1/31/99      15,067             15,801
              2/28/99      14,937             15,732
              3/31/99      14,912             15,753
              4/30/99      14,935             15,793
              5/31/99      14,788             15,701
              6/30/99      14,519             15,475
              7/31/99      14,497             15,532
              8/31/99      14,217             15,407
              9/30/99      14,121             15,414
             10/31/99      13,792             15,247
             11/30/99      13,917             15,409
             12/31/99      13,747             15,294
              1/31/00      13,568             15,227
              2/29/00      13,839             15,404
              3/31/00      14,217             15,741
              4/30/00      14,064             15,648
              5/31/00      13,933             15,566
              6/30/00      14,349             15,979
              7/31/00      14,616             16,201
              8/31/00      14,880             16,451
              9/30/00      14,782             16,365
             10/31/00      14,959             16,544
             11/30/00      15,074             16,669
             12/31/00      15,651             17,081
              1/31/01      15,677             17,250
              2/28/01      15,731             17,305
              3/31/01      15,874             17,460
              4/30/01      15,556             17,271
              5/31/01      15,781             17,457
              6/30/01      15,899             17,574
              7/31/01      16,176             17,834
              8/31/01      16,484             18,128
              9/30/01      16,339             18,067
             10/31/01      16,483             18,272
             11/30/01      16,362             18,128
             12/31/01      16,148             17,957
              1/31/02      16,378             18,268
              2/28/02      16,612             18,488
              3/31/02      16,193             18,126
              4/30/02      16,461             18,480
              5/31/02      16,583             18,592
              6/30/02      16,742             18,789
              7/31/02      16,942             19,031
              8/31/02      17,115             19,259

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.70% of the total dividends paid by the Fund from net investment income during the year ended August 31, 2002 is designated as an exempt-interest dividend.

* Source: TowersData, Bethesda, MD. Investment operations commenced on 10/2/92. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in NAV with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 2/14/94 at net asset value would have grown to $15,212 on August 31, 2002; $14,487, including the 4.75% sales charge. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an index.

Eaton Vance Maryland Municipals Fund as of August 31, 2002
INVESTMENT UPDATE

[PHOTO OF WILLIAM H. AHERN]
William H. Ahern
Portfolio Manager

Management Discussion

- Maryland's economy suggested the resumption of a moderate, if uneven, growth trend in recent months. The manufacturing sector was somewhat improved, on balance, while the service sector remained stable and tourism was surprisingly strong. The state's August 2002 jobless rate was 4.3%, up from 4.1% a year ago.

- Escrowed bonds were the Portfolio's largest sector weighting at August 31. Escrowed bonds are those that have been pre-refunded in advance of their call date. Because they are backed by Treasury bonds, they are considered to be of very high quality.

- One of the Portfolio's largest concentrations was in insured* hospital bonds. Management remained very selective, focusing on competitive institutions such as Howard County General Hospital, a Johns Hopkins acute-care facility with specialities in women's and children's services, surgery, cardiology, oncology, orthopedics, gerontology and psychiatry.

- Management also sought out opportunities in Puerto Rico bonds. The Portfolio's Puerto Rico holdings included general obligations, as well as issues for highway construction, infrastructure repair, special tax revenue, hospitals, and electric utilities.

- Housing bonds again constituted a large sector weighting. The Portfolio's housing investments included issues that financed both single-family and multi-family housing projects and were well-diversified according to geographical distribution and project type.

The Fund

- During the year ended August 31, 2002, the Fund's Class A and Class B shares had total returns of 4.80% and 4.02%, respectively.(1) For Class A, this return resulted from no change in net asset value (NAV) per share from $9.70 on August 31, 2001 to August 31, 2002, and the reinvestment of $0.449 per share in tax-free income.(2) For Class B, this return resulted from no change in NAV from $10.58, and the reinvestment of $0.411 per share in tax-free income.(2)

- Based on the most recent dividends and NAVs on August 31, 2002 of $9.70 per share for Class A and $10.58 per share for Class B, the Fund's distribution rates were 4.63% and 3.89%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 7.92% and 6.65%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at August 31, 2002 were 3.90% and 3.32%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 6.67% and 5.68%, respectively.
     (4)

[CHART]

Rating Distribution(6)

Non-Rated   7.0%
AAA        56.3%
AA         19.7%
A           6.7%
BBB         8.3%
CCC         2.0%

----------
(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares.(2) A portion of the Fund's income may be subject to federal and state income tax and/or federal alternative minimum tax.(3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value.(4) Taxable-equivalent rates assume maximum 41.52% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures.(5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(6) Rating Distribution is as of 8/31/02 only and may not be representative of the Portfolio's current or future investments.(7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3%
     - 4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. *Private insurance does not decrease the risk of loss of principal associated with this investment.

Fund Information
as of August 31, 2002*

PERFORMANCE(7)                  CLASS A     CLASS B
--------------------------------------------------------------------------------
One Year                           4.80%       4.02%
Five Years                         4.74        3.93
Ten Years                          N.A.        4.89
Life of Fund+                      4.65        5.23
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-------------------------------------------------------------------------------
One Year                          -0.14%      -0.98%
Five Years                         3.72        3.59
Ten Years                          N.A.        4.89
Life of Fund+                      4.07        5.23

+Inception date: Class A: 12/10/93; Class B: 2/3/92

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE MARYLAND MUNICIPALS FUND CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX*

AUGUST 31, 1992 - AUGUST 31, 2002

                         EATON VANCE
                           MARYLAND
                          MUNICIPALS     LEHMAN BROTHERS
                             FUND         MUNICIPAL BOND
             DATE           CLASS B           INDEX
---------------------------------------------------------
              8/31/92      10,000             10,000
              9/30/92      10,026             10,065
             10/31/92       9,692              9,966
             11/30/92      10,016             10,145
             12/31/92      10,171             10,249
              1/31/93      10,319             10,368
              2/28/93      10,738             10,743
              3/31/93      10,591             10,629
              4/30/93      10,730             10,736
              5/31/93      10,800             10,797
              6/30/93      11,008             10,977
              7/31/93      10,964             10,991
              8/31/93      11,219             11,220
              9/30/93      11,390             11,348
             10/31/93      11,396             11,370
             11/30/93      11,238             11,270
             12/31/93      11,512             11,508
              1/31/94      11,647             11,639
              2/28/94      11,273             11,338
              3/31/94      10,568             10,876
              4/30/94      10,595             10,968
              5/31/94      10,707             11,063
              6/30/94      10,593             10,995
              7/31/94      10,833             11,197
              8/31/94      10,871             11,236
              9/30/94      10,639             11,071
             10/31/94      10,341             10,874
             11/30/94      10,028             10,678
             12/31/94      10,377             10,913
              1/31/95      10,752             11,225
              2/28/95      11,171             11,551
              3/31/95      11,277             11,684
              4/30/95      11,245             11,698
              5/31/95      11,609             12,071
              6/30/95      11,352             11,965
              7/31/95      11,443             12,079
              8/31/95      11,601             12,232
              9/30/95      11,670             12,309
             10/31/95      11,910             12,488
             11/30/95      12,174             12,696
             12/31/95      12,335             12,817
              1/31/96      12,430             12,914
              2/29/96      12,256             12,827
              3/31/96      12,058             12,663
              4/30/96      12,025             12,627
              5/31/96      12,013             12,623
              6/30/96      12,133             12,760
              7/31/96      12,245             12,876
              8/31/96      12,232             12,873
              9/30/96      12,434             13,053
             10/31/96      12,526             13,200
             11/30/96      12,729             13,442
             12/31/96      12,680             13,385
              1/31/97      12,665             13,410
              2/28/97      12,790             13,534
              3/31/97      12,612             13,353
              4/30/97      12,730             13,465
              5/31/97      12,911             13,668
              6/30/97      13,034             13,813
              7/31/97      13,376             14,196
              8/31/97      13,288             14,063
              9/30/97      13,424             14,229
             10/31/97      13,497             14,321
             11/30/97      13,586             14,405
             12/31/97      13,769             14,616
              1/31/98      13,894             14,766
              2/28/98      13,883             14,771
              3/31/98      13,888             14,784
              4/30/98      13,796             14,717
              5/31/98      14,011             14,950
              6/30/98      14,022             15,009
              7/31/98      14,020             15,047
              8/31/98      14,216             15,279
              9/30/98      14,315             15,469
             10/31/98      14,273             15,469
             11/30/98      14,156             15,523
             12/31/98      14,126             15,562
              1/31/99      14,296             15,748
              2/28/99      14,282             15,679
              3/31/99      14,272             15,700
              4/30/99      14,309             15,739
              5/31/99      14,054             15,648
              6/30/99      13,833             15,423
              7/31/99      13,841             15,479
              8/31/99      13,611             15,355
              9/30/99      13,525             15,362
             10/31/99      13,235             15,195
             11/30/99      13,340             15,357
             12/31/99      13,209             15,242
              1/31/00      13,083             15,176
              2/29/00      13,305             15,352
              3/31/00      13,613             15,688
              4/30/00      13,526             15,595
              5/31/00      13,402             15,514
              6/30/00      13,700             15,925
              7/31/00      13,917             16,147
              8/31/00      14,087             16,396
              9/30/00      14,008             16,310
             10/31/00      14,140             16,488
             11/30/00      14,258             16,613
             12/31/00      14,646             17,023
              1/31/01      14,681             17,192
              2/28/01      14,785             17,247
              3/31/01      14,915             17,401
              4/30/01      14,763             17,213
              5/31/01      14,910             17,398
              6/30/01      15,002             17,514
              7/31/01      15,212             17,774
              8/31/01      15,493             18,067
              9/30/01      15,387             18,006
             10/31/01      15,550             18,211
             11/30/01      15,453             18,067
             12/31/01      15,285             17,896
              1/31/02      15,467             18,206
              2/28/02      15,624             18,426
              3/31/02      15,342             18,065
              4/30/02      15,574             18,418
              5/31/02      15,641             18,530
              6/30/02      15,787             18,726
              7/31/02      15,971             18,966
              8/31/02      16,116             19,194

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.95% of the total dividends paid by the Fund from net investment income during the year ended August 31, 2002 is designated as an exempt-interest dividend.

* Source: TowersData, Bethesda, MD. Investment operations commenced on 2/3/92. The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in NAV with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/10/93 at net asset value would have grown to $14,869 on August 31, 2002; $14,161, including the 4.75% sales charge. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an index.

Eaton Vance Missouri Municipals Fund as of August 31, 2002
INVESTMENT UPDATE

[PHOTO OF CYNTHIA J. CLEMSON]
Cynthia J. Clemson
Portfolio Manager

Management Discussion

- The Missouri economy continued its slow recovery in 2002, as manufacturing mounted a modest comeback and prompted expansion plans in some industries. However, the key aviation sector remains vulnerable to the continuing woes of the nation's airlines. The state's August 2002 jobless rate was 4.7%, down from 4.8% a year ago.

- Hospital bonds and insured* hospital bonds were among the Portfolio's largest weightings, with an emphasis on institutions such as Lester Cox Medical Center. Operated by Cox Health Systems, the Center offers a wide range of specialties in the Springfield area, including rehabilitation and obstetrics and care centers for cardiac, psychiatric and diabetes patients.

- Industrial development revenue (IDR) bonds played a large role, although, in an uncertain economy, management remained very selective. The Portfolio's IDR holdings were well diversified, including the retail, chemicals, beverages and consumer product sectors.

- Escrowed bonds provided steady income for the Portfolio. A Community Bridge Corp. issue is prerefunded to 2006. Escrowed and backed by U.S. Treasury bonds, the bond has performed well amid considerable market volatility, while providing an attractive 6.40% coupon.

- The Portfolio made structural changes to adjust to shifting market conditions. Management maintained a well-diversified coupon allocation, balancing higher- coupon issues with interest-rate-sensitive, low- and zero-coupon issues for appreciation potential.

The Fund

- During the year ended August 31, 2002, the Fund's Class A and Class B shares had total returns of 4.92% and 4.09%, respectively.(1) For Class A, this return resulted from a decrease in net asset value (NAV) per share to $10.09 on August 31, 2002 from $10.13 on August 31, 2001, and the reinvestment of $0.517 per share in tax-free income.(2) For Class B, this return resulted from a decrease in NAV to $11.14 from $11.19, and the reinvestment of $0.490 per share in tax-free income.(2)

- Based on the most recent dividends and NAVs on August 31, 2002 of $10.09 per share for Class A and $11.14 per share for Class B, the Fund's distribution rates were 5.12% and 4.41%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.87% and 7.64%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at August 31, 2002 were 4.15% and 3.59%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.19% and 6.22%, respectively.
     (4)

[CHART]

Rating Distribution(6)

Non-Rated  13.5%
AAA        52.9%
AA         10.5%
A          11.7%
BBB         9.5%
BB          1.9%

----------
(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares.(2) A portion of the Fund's income may be subject to federal and state income tax and/or federal alternative minimum tax.(3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value.(4) Taxable-equivalent rates assume maximum 42.28% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures.(5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(6) Rating Distribution is as of 8/31/02 only and may not be representative of the Portfolio's current or future investments.(7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3%
     - 4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. *Private insurance does not decrease the risk of loss of principal associated with this investment.


Fund Information
as of August 31, 2002

PERFORMANCE(7)                          CLASS A    CLASS B
--------------------------------------------------------------------------------
One Year                                   4.92%     4.09%
Five Years                                 5.56      4.68
Ten Years                                  N.A.      5.51
Life of Fund+                              5.26      5.90
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                  -0.11%    -0.89%
Five Years                                 4.53      4.35
Ten Years                                  N.A.      5.51
Life of Fund+                              4.67      5.90

+Inception date: Class A: 12/7/93; Class B: 5/1/92


[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE MISSOURI MUNICIPALS FUND CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX*

AUGUST 31, 1992 - AUGUST 31, 2002

                         EATON VANCE
                           MISSOURI
                          MUNICIPALS     LEHMAN BROTHERS
                             FUND         MUNICIPAL BOND
             DATE           CLASS B           INDEX
---------------------------------------------------------
              8/31/92      10,000             10,000
              9/30/92      10,046             10,065
             10/31/92       9,726              9,966
             11/30/92      10,108             10,145
             12/31/92      10,231             10,249
              1/31/93      10,360             10,368
              2/28/93      10,859             10,743
              3/31/93      10,744             10,629
              4/30/93      10,874             10,736
              5/31/93      10,956             10,797
              6/30/93      11,145             10,977
              7/31/93      11,112             10,991
              8/31/93      11,368             11,220
              9/30/93      11,519             11,348
             10/31/93      11,505             11,370
             11/30/93      11,350             11,270
             12/31/93      11,618             11,508
              1/31/94      11,753             11,639
              2/28/94      11,391             11,338
              3/31/94      10,721             10,876
              4/30/94      10,760             10,968
              5/31/94      10,874             11,063
              6/30/94      10,793             10,995
              7/31/94      11,012             11,197
              8/31/94      11,020             11,236
              9/30/94      10,789             11,071
             10/31/94      10,494             10,874
             11/30/94      10,194             10,678
             12/31/94      10,532             10,913
              1/31/95      10,952             11,225
              2/28/95      11,348             11,551
              3/31/95      11,433             11,684
              4/30/95      11,447             11,698
              5/31/95      11,856             12,071
              6/30/95      11,666             11,965
              7/31/95      11,713             12,079
              8/31/95      11,881             12,232
              9/30/95      11,950             12,309
             10/31/95      12,166             12,488
             11/30/95      12,428             12,696
             12/31/95      12,577             12,817
              1/31/96      12,659             12,914
              2/29/96      12,486             12,827
              3/31/96      12,241             12,663
              4/30/96      12,196             12,627
              5/31/96      12,195             12,623
              6/30/96      12,327             12,760
              7/31/96      12,452             12,876
              8/31/96      12,427             12,873
              9/30/96      12,642             13,053
             10/31/96      12,769             13,200
             11/30/96      12,984             13,442
             12/31/96      12,924             13,385
              1/31/97      12,923             13,410
              2/28/97      13,072             13,534
              3/31/97      12,884             13,353
              4/30/97      12,990             13,465
              5/31/97      13,196             13,668
              6/30/97      13,319             13,813
              7/31/97      13,709             14,196
              8/31/97      13,598             14,063
              9/30/97      13,722             14,229
             10/31/97      13,795             14,321
             11/30/97      13,886             14,405
             12/31/97      14,106             14,616
              1/31/98      14,231             14,766
              2/28/98      14,271             14,771
              3/31/98      14,290             14,784
              4/30/98      14,187             14,717
              5/31/98      14,414             14,950
              6/30/98      14,439             15,009
              7/31/98      14,450             15,047
              8/31/98      14,660             15,279
              9/30/98      14,798             15,469
             10/31/98      14,745             15,469
             11/30/98      14,799             15,523
             12/31/98      14,821             15,562
              1/31/99      14,952             15,748
              2/28/99      14,874             15,679
              3/31/99      14,853             15,700
              4/30/99      14,891             15,739
              5/31/99      14,799             15,648
              6/30/99      14,542             15,423
              7/31/99      14,539             15,479
              8/31/99      14,299             15,355
              9/30/99      14,229             15,362
             10/31/99      13,929             15,195
             11/30/99      14,050             15,357
             12/31/99      13,856             15,242
              1/31/00      13,655             15,176
              2/29/00      13,909             15,352
              3/31/00      14,248             15,688
              4/30/00      14,153             15,595
              5/31/00      14,010             15,514
              6/30/00      14,385             15,925
              7/31/00      14,610             16,147
              8/31/00      14,816             16,396
              9/30/00      14,717             16,310
             10/31/00      14,887             16,488
             11/30/00      14,984             16,613
             12/31/00      15,408             17,023
              1/31/01      15,481             17,192
              2/28/01      15,579             17,247
              3/31/01      15,717             17,401
              4/30/01      15,489             17,213
              5/31/01      15,675             17,398
              6/30/01      15,806             17,514
              7/31/01      16,085             17,774
              8/31/01      16,422             18,067
              9/30/01      16,326             18,006
             10/31/01      16,483             18,211
             11/30/01      16,337             18,067
             12/31/01      16,164             17,896
              1/31/02      16,266             18,206
              2/28/02      16,463             18,426
              3/31/02      16,189             18,065
              4/30/02      16,463             18,418
              5/31/02      16,585             18,530
              6/30/02      16,728             18,726
              7/31/02      16,923             18,966
              8/31/02      17,094             19,194

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.04% of the total dividends paid by the Fund from net investment income during the year ended August 31, 2002 is designated as an exempt-interest dividend.

* Source: TowersData, Bethesda, MD. Investment operations commenced on 5/1/92. The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in NAV with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/7/93 at net asset value would have grown to $15,642 on August 31, 2002; $14,897, including the 4.75% sales charge. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an index.

Eaton Vance North Carolina Municipals Fund as of August 31, 2002
INVESTMENT UPDATE

[PHOTO OF ROBERT B. MACINTOSH]
Robert B. MacIntosh
Portfolio Manager

Management Discussion

- Economic activity in North Carolina has expanded modestly in the aftermath of last year's recession. Manufacturing has grown at a moderate pace, while tourism has benefited from an easing of travellers' post-September 11 concerns. The state's August 2002 jobless rate was 6.3%, up from 5.7% a year ago.

- Electric utilities remained the Portfolio's largest sector weighting at August 31. In a weak economy, essential services bonds were in strong demand. Power providers in areas such as Chatham and Wake Counties continue to benefit from strong industrial demand and above-average population growth.

- Hospital bonds again constituted a major investment. Management continued to avoid "corporate-parent model" bonds, which typically offer less security to bondholders. Management focused instead on well-positioned institutions such as Duke University Hospital, Union Regional Medical Center and Southeastern Medical Center.

- Water and sewer bonds were a major investment. As a result of rapidly growing populations, many North Carolina communities have been faced with the need to upgrade their water infrastructure. The increased issuance of bonds to finance these projects has provided the Portfolio with some compelling opportunities.

- A strong retail market afforded management the opportunity to adjust coupon structure. Management sold 4% coupons and selected prerefunded issues at a premium and used the proceeds to purchase attractive new issues that upgraded the quality of the Portfolio.

The Fund

- During the year ended August 31, 2002, the Fund's Class A and Class B shares had total returns of 4.12% and 3.29%, respectively.(1) For Class A, this return resulted from a decrease in net asset value (NAV) per share to $9.60 on August 31, 2002 from $9.67 on August 31, 2001, and the reinvestment of $0.452 per share in tax-free income.(2) For Class B, this return resulted from a decrease in NAV to $10.31 from $10.39, and the reinvestment of $0.409 per share in tax-free income.(2)

- Based on the most recent dividends and NAVs on August 31, 2002 of $9.60 per share for Class A and $10.31 per share for Class B, the Fund's distribution rates were 4.71% and 3.96%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.32% and 6.99%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at August 31, 2002 were 3.66% and 3.10%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 6.46% and 5.47%, respectively.
     (4)

[CHART]

Rating Distribution(6)

Non-Rated   2.3%
AAA        48.2%
AA         24.9%
A           8.4%
BBB        16.2%

----------
(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares.(2) A portion of the Fund's income may be subject to federal and state income and intangibles tax and/or federal alternative minimum tax.(3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value.(4) Taxable-equivalent rates assume maximum 43.36% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures.(5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(6) Rating Distribution is as of 8/31/02 only and may not be representative of the Portfolio's current or future investments.(7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3%
     - 4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Fund Information
as of August 31, 2002

PERFORMANCE(7)                   CLASS A   CLASS B
--------------------------------------------------------------------------------
One Year                           4.12%      3.29%
Five Years                         5.16       4.34
Ten Years                          N.A.       4.75
Life of Fund+                      4.69       5.18
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                          -0.80%     -1.68%
Five Years                         4.14       4.00
Ten Years                          N.A.       4.75
Life of Fund+                      4.11       5.18

+Inception date: Class A: 12/7/93; Class B: 10/23/91

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE NORTH CAROLINA MUNICIPALS FUND CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX*

AUGUST 31, 1992 - AUGUST 31, 2002

                          EATON VANCE
                         NORTH CAROLINA
                           MUNICIPALS     LEHMAN BROTHERS
                              FUND         MUNICIPAL BOND
             DATE           CLASS B           INDEX
---------------------------------------------------------
              8/31/92      10,000             10,000
              9/30/92       9,998             10,065
             10/31/92       9,706              9,966
             11/30/92      10,050             10,145
             12/31/92      10,191             10,249
              1/31/93      10,301             10,368
              2/28/93      10,702             10,743
              3/31/93      10,536             10,629
              4/30/93      10,666             10,736
              5/31/93      10,728             10,797
              6/30/93      10,906             10,977
              7/31/93      10,871             10,991
              8/31/93      11,147             11,220
              9/30/93      11,267             11,348
             10/31/93      11,242             11,370
             11/30/93      11,105             11,270
             12/31/93      11,361             11,508
              1/31/94      11,497             11,639
              2/28/94      11,164             11,338
              3/31/94      10,554             10,876
              4/30/94      10,602             10,968
              5/31/94      10,672             11,063
              6/30/94      10,557             10,995
              7/31/94      10,744             11,197
              8/31/94      10,771             11,236
              9/30/94      10,593             11,071
             10/31/94      10,317             10,874
             11/30/94      10,004             10,678
             12/31/94      10,310             10,913
              1/31/95      10,675             11,225
              2/28/95      11,017             11,551
              3/31/95      11,124             11,684
              4/30/95      11,104             11,698
              5/31/95      11,380             12,071
              6/30/95      11,178             11,965
              7/31/95      11,213             12,079
              8/31/95      11,313             12,232
              9/30/95      11,392             12,309
             10/31/95      11,643             12,488
             11/30/95      11,905             12,696
             12/31/95      12,030             12,817
              1/31/96      12,065             12,914
              2/29/96      11,914             12,827
              3/31/96      11,725             12,663
              4/30/96      11,725             12,627
              5/31/96      11,711             12,623
              6/30/96      11,808             12,760
              7/31/96      11,885             12,876
              8/31/96      11,859             12,873
              9/30/96      12,050             13,053
             10/31/96      12,141             13,200
             11/30/96      12,344             13,442
             12/31/96      12,271             13,385
              1/31/97      12,268             13,410
              2/28/97      12,368             13,534
              3/31/97      12,203             13,353
              4/30/97      12,309             13,465
              5/31/97      12,502             13,668
              6/30/97      12,625             13,813
              7/31/97      13,029             14,196
              8/31/97      12,867             14,063
              9/30/97      12,978             14,229
             10/31/97      13,063             14,321
             11/30/97      13,128             14,405
             12/31/97      13,311             14,616
              1/31/98      13,448             14,766
              2/28/98      13,437             14,771
              3/31/98      13,442             14,784
              4/30/98      13,337             14,717
              5/31/98      13,539             14,950
              6/30/98      13,589             15,009
              7/31/98      13,599             15,047
              8/31/98      13,822             15,279
              9/30/98      13,974             15,469
             10/31/98      13,917             15,469
             11/30/98      13,968             15,523
             12/31/98      13,962             15,562
              1/31/99      14,078             15,748
              2/28/99      14,010             15,679
              3/31/99      14,014             15,700
              4/30/99      14,038             15,739
              5/31/99      13,943             15,648
              6/30/99      13,722             15,423
              7/31/99      13,730             15,479
              8/31/99      13,513             15,355
              9/30/99      13,467             15,362
             10/31/99      13,231             15,195
             11/30/99      13,337             15,357
             12/31/99      13,167             15,242
              1/31/00      13,045             15,176
              2/29/00      13,258             15,352
              3/31/00      13,572             15,688
              4/30/00      13,488             15,595
              5/31/00      13,354             15,514
              6/30/00      13,716             15,925
              7/31/00      13,940             16,147
              8/31/00      14,160             16,396
              9/30/00      14,085             16,310
             10/31/00      14,225             16,488
             11/30/00      14,292             16,613
             12/31/00      14,660             17,023
              1/31/01      14,745             17,192
              2/28/01      14,783             17,247
              3/31/01      14,905             17,401
              4/30/01      14,683             17,213
              5/31/01      14,834             17,398
              6/30/01      14,930             17,514
              7/31/01      15,160             17,774
              8/31/01      15,404             18,067
              9/30/01      15,223             18,006
             10/31/01      15,327             18,211
             11/30/01      15,214             18,067
             12/31/01      15,088             17,896
              1/31/02      15,257             18,206
              2/28/02      15,445             18,426
              3/31/02      15,190             18,065
              4/30/02      15,409             18,418
              5/31/02      15,476             18,530
              6/30/02      15,609             18,726
              7/31/02      15,795             18,966
              8/31/02      15,909             19,194

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 98.13% of the total dividends paid by the Fund from net investment income during the year ended August 31, 2002 is designated as an exempt-interest dividend.

* Source: TowersData, Bethesda, MD. Investment operations commenced on 10/23/91. The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in NAV with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/7/93 at net asset value would have grown to $14,922 on August 31, 2002; $14,211, including the 4.75% sales charge. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an index.

Eaton Vance Oregon Municipals Fund as of August 31, 2002
INVESTMENT UPDATE

[PHOTO OF THOMAS M. METZOLD]
Thomas M. Metzold
Portfolio Manager

Management Discussion

- While Oregon's August 2002 jobless rate was 7.0%, up from 6.7% a year ago, the state has been among the few states to post job growth in recent months. The technology and construction sectors have experienced the pressures felt elsewhere in the nation, but financial services and government have added incrementally to job creation.

- Housing bonds constituted the Portfolio's largest sector weighting at August 31, and were well diversified among Oregon municipal, state and county issues. The Portfolio's holdings included bonds that financed multi-family housing projects as well as issues that provided mortgage financing for Oregon residents.

- The Portfolio also had a major concentration in general obligations (GO). While the weak economy has necessitated a close monitoring of the revenue outlook for state and local issuers, these high-quality GO bonds could provide upside potential in the event of a continued municipal market rally.

- In a historically low interest rate climate, the Portfolio took advantage of selected opportunities in non-rated bonds. These research-intensive bonds included an attractive 6.50% coupon issue for Down Manor Health Facilities, an assisted living facility in Hood River.

- Management adjusted the Portfolio's coupon structure to reflect the dramatic decline in interest rates. Management also continued to update call protection, eliminating issues with unfavorable call features in favor of bonds with longer-dated call provisions.

The Fund

- During the year ended August 31, 2002, the Fund's Class A and Class B shares had total returns of 4.90% and 4.13%, respectively.(1) For Class A, this return resulted from a decrease in net asset value (NAV) per share to $9.69 on August 31, 2002 from $9.72 on August 31, 2001, and the reinvestment of $0.488 per share in tax-free income.(2) For Class B, this return resulted from a decrease in NAV to $10.60 from $10.63, and the reinvestment of $0.454 per share in tax-free income.(2)

- Based on the most recent dividends and NAVs on August 31, 2002 of $9.69 per share for Class A and $10.60 per share for Class B, the Fund's distribution rates were 5.04% and 4.31%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 9.02% and 7.71%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at August 31, 2002 were 4.37% and 3.84%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.82% and 6.87%, respectively.
     (4)

[CHART]

Rating Distribution(6)

Non-Rated  10.1%
AAA        36.3%
AA         43.1%
A           4.4%
BBB         4.3%
BB          1.8%

----------
(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares shares.(2) A portion of the Fund's income may be subject to federal and state income tax and/or federal alternative minimum tax.(3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value.(4) Taxable-equivalent rates assume maximum 44.13% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures.(5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(6) Rating Distribution is as of 8/31/02 only and may not be representative of the Portfolio's current or future investments.(7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3%
     - 4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Fund Information
as of August 31, 2002

PERFORMANCE(7)                  CLASS A     CLASS B
--------------------------------------------------------------------------------
One Year                           4.90%       4.13%
Five Years                         5.44        4.61
Ten Years                          N.A.        5.09
Life of Fund+                      4.77        5.40
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                          -0.03%      -0.85%
Five Years                         4.42        4.27
Ten Years                          N.A.        5.09
Life of Fund+                      4.18        5.40

+Inception date: Class A: 12/28/93; Class B: 12/24/91

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE OREGON MUNICIPALS FUND CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX*

AUGUST 31, 1992 - AUGUST 31, 2002

                          EATON VANCE
                            OREGON
                           MUNICIPALS     LEHMAN BROTHERS
                              FUND         MUNICIPAL BOND
             DATE           CLASS B           INDEX
---------------------------------------------------------
              8/31/92      10,000             10,000
              9/30/92      10,025             10,065
             10/31/92       9,739              9,966
             11/30/92      10,084             10,145
             12/31/92      10,244             10,249
              1/31/93      10,392             10,368
              2/28/93      10,813             10,743
              3/31/93      10,736             10,629
              4/30/93      10,846             10,736
              5/31/93      10,917             10,797
              6/30/93      11,115             10,977
              7/31/93      11,142             10,991
              8/31/93      11,388             11,220
              9/30/93      11,476             11,348
             10/31/93      11,471             11,370
             11/30/93      11,354             11,270
             12/31/93      11,613             11,508
              1/31/94      11,760             11,639
              2/28/94      11,413             11,338
              3/31/94      10,754             10,876
              4/30/94      10,802             10,968
              5/31/94      10,883             11,063
              6/30/94      10,767             10,995
              7/31/94      10,966             11,197
              8/31/94      10,993             11,236
              9/30/94      10,747             11,071
             10/31/94      10,457             10,874
             11/30/94      10,163             10,678
             12/31/94      10,514             10,913
              1/31/95      10,915             11,225
              2/28/95      11,325             11,551
              3/31/95      11,398             11,684
              4/30/95      11,388             11,698
              5/31/95      11,755             12,071
              6/30/95      11,562             11,965
              7/31/95      11,619             12,079
              8/31/95      11,787             12,232
              9/30/95      11,854             12,309
             10/31/95      12,060             12,488
             11/30/95      12,277             12,696
             12/31/95      12,402             12,817
              1/31/96      12,460             12,914
              2/29/96      12,318             12,827
              3/31/96      12,139             12,663
              4/30/96      12,115             12,627
              5/31/96      12,112             12,623
              6/30/96      12,220             12,760
              7/31/96      12,285             12,876
              8/31/96      12,235             12,873
              9/30/96      12,413             13,053
             10/31/96      12,492             13,200
             11/30/96      12,647             13,442
             12/31/96      12,609             13,385
              1/31/97      12,557             13,410
              2/28/97      12,681             13,534
              3/31/97      12,538             13,353
              4/30/97      12,595             13,465
              5/31/97      12,739             13,668
              6/30/97      12,837             13,813
              7/31/97      13,154             14,196
              8/31/97      13,115             14,063
              9/30/97      13,188             14,229
             10/31/97      13,285             14,321
             11/30/97      13,349             14,405
             12/31/97      13,519             14,616
              1/31/98      13,618             14,766
              2/28/98      13,657             14,771
              3/31/98      13,687             14,784
              4/30/98      13,632             14,717
              5/31/98      13,808             14,950
              6/30/98      13,845             15,009
              7/31/98      13,880             15,047
              8/31/98      14,063             15,279
              9/30/98      14,201             15,469
             10/31/98      14,197             15,469
             11/30/98      14,262             15,523
             12/31/98      14,283             15,562
              1/31/99      14,387             15,748
              2/28/99      14,333             15,679
              3/31/99      14,364             15,700
              4/30/99      14,415             15,739
              5/31/99      14,348             15,648
              6/30/99      14,127             15,423
              7/31/99      14,123             15,479
              8/31/99      13,934             15,355
              9/30/99      13,848             15,362
             10/31/99      13,612             15,195
             11/30/99      13,692             15,357
             12/31/99      13,522             15,242
              1/31/00      13,415             15,176
              2/29/00      13,657             15,352
              3/31/00      13,971             15,688
              4/30/00      13,888             15,595
              5/31/00      13,741             15,514
              6/30/00      14,104             15,925
              7/31/00      14,343             16,147
              8/31/00      14,564             16,396
              9/30/00      14,476             16,310
             10/31/00      14,602             16,488
             11/30/00      14,612             16,613
             12/31/00      14,968             17,023
              1/31/01      15,068             17,192
              2/28/01      15,150             17,247
              3/31/01      15,259             17,401
              4/30/01      14,995             17,213
              5/31/01      15,165             17,398
              6/30/01      15,309             17,514
              7/31/01      15,558             17,774
              8/31/01      15,776             18,067
              9/30/01      15,630             18,006
             10/31/01      15,814             18,211
             11/30/01      15,677             18,067
             12/31/01      15,527             17,896
              1/31/02      15,701             18,206
              2/28/02      15,925             18,426
              3/31/02      15,598             18,065
              4/30/02      15,885             18,418
              5/31/02      16,004             18,530
              6/30/02      16,160             18,726
              7/31/02      16,306             18,966
              8/31/02      16,427             19,194

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.53% of the total dividends paid by the Fund from net investment income during the year ended August 31, 2002 is designated as an exempt-interest dividend.

* Source: TowersData, Bethesda, MD. Investment operations commenced on 12/24/91. The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in NAV with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/28/93 at net asset value would have grown to $14,983 on August 31, 2002; $14,269, including the 4.75% sales charge. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an index.

Eaton Vance South Carolina Municipals Fund as of August 31, 2002
INVESTMENT UPDATE

[PHOTO OF THOMAS J FETTER]
Thomas J Fetter
Portfolio Manager

Management Discussion

- South Carolina's economy has entered a recovery phase, with signs of strength in selected manufacturing areas, such as paper. The farm sector, meanwhile, remained hard-pressed by the continuing drought that has severely damaged crops and livestock. The state's August 2002 jobless rate was 5.4%, down from 5.7% a year ago.

- Industrial development revenue bonds constituted the Portfolio's largest sector weighting at August 31. In an uncertain economy, management continued to emphasize a broad industry diversification, including issuers in the auto, metals, energy, paper, textiles and transportation sectors.

- General obligations (GO) remained a major investment for the Portfolio. In the weak economy, management focused on issuers we deemed best able to weather an uncertain revenue outlook. The Portfolio's GO holdings provided broad diversification in bonds of very high credit quality.

- The Portfolio had significant investments among essential services bonds, which are typically more resistant to recessionary pressures. Insured* electric utilities bonds represented a high-quality investment and provided financing for South Carolina's ever-growing power needs.

- Management continued to adjust the Portfolio's coupon structure amid declining interest rates. In addition, management continued to upgrade call protection in order to protect against untimely calls and improve the Portfolio's appreciation potential.

The Fund

- During the year ended August 31, 2002, the Fund's Class A and Class B shares had total returns of 4.61% and 3.87%, respectively.(1) For Class A, this return resulted from a decrease in net asset value (NAV) per share to $9.66 on August 31, 2002 from $9.71 on August 31, 2001, and the reinvestment of $0.481 per share in tax-free income.(2) For Class B, this return resulted from a decrease in NAV to $10.25 from $10.30, and the reinvestment of $0.435 per share in tax-free income.(2)

- Based on the most recent dividends and NAVs on August 31, 2002 of $9.66 per share for Class A and $10.25 per share for Class B, the Fund's distribution rates were 5.02% and 4.29%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.79% and 7.51%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at August 31, 2002 were 3.93% and 3.35%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 6.88% and 5.87%, respectively.
     (4)

[CHART]

Rating Distribution(6)

Non-Rated   1.2%
AAA        54.1%
AA         16.4%
A          14.7%
BBB        13.6%

----------
(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares.(2) A portion of the Fund's income may be subject to federal and state income tax and/or federal alternative minimum tax.(3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value.(4) Taxable-equivalent rates assume maximum 42.90% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures.(5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(6) Rating Distribution is as of 8/31/02 only and may not be representative of the Portfolio's current or future investments.(7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3%
     - 4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. *Private insurance does not decrease the risk of loss of principal associated with this investment.


Fund Information
as of August 31, 2002

PERFORMANCE(7)                 CLASS A      CLASS B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                           4.61%       3.87%
Five Years                         5.06        4.27
Life of Fund+                      4.74        5.00
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                          -0.32%      -1.11%
Five Years                         4.04        3.93
Life of Fund+                      4.14        5.00

+Inception date: Class A: 2/14/94; Class B: 10/2/92

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE SOUTH CAROLINA MUNICIPALS FUND CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX*

OCTOBER 31, 1992 - AUGUST 31, 2002

                          EATON VANCE
                         SOUTH CAROLINA
                           MUNICIPALS     LEHMAN BROTHERS
                              FUND         MUNICIPAL BOND
             DATE           CLASS B           INDEX
---------------------------------------------------------
             10/31/92        10,000           10,000
             11/30/92        10,286           10,179
             12/31/92        10,434           10,283
              1/31/93        10,577           10,403
              2/28/93        11,065           10,779
              3/31/93        10,941           10,665
              4/30/93        11,064           10,773
              5/31/93        11,115           10,833
              6/30/93        11,268           11,014
              7/31/93        11,264           11,028
              8/31/93        11,540           11,258
              9/30/93        11,696           11,386
             10/31/93        11,680           11,408
             11/30/93        11,536           11,308
             12/31/93        11,834           11,546
              1/31/94        11,941           11,678
              2/28/94        11,571           11,376
              3/31/94        10,912           10,913
              4/30/94        10,983           11,005
              5/31/94        11,055           11,100
              6/30/94        10,957           11,033
              7/31/94        11,162           11,235
              8/31/94        11,189           11,274
              9/30/94        11,003           11,108
             10/31/94        10,714           10,911
             11/30/94        10,409           10,714
             12/31/94        10,692           10,950
              1/31/95        11,059           11,263
              2/28/95        11,402           11,590
              3/31/95        11,535           11,723
              4/30/95        11,501           11,737
              5/31/95        11,810           12,112
              6/30/95        11,634           12,006
              7/31/95        11,670           12,119
              8/31/95        11,820           12,273
              9/30/95        11,891           12,351
             10/31/95        12,127           12,530
             11/30/95        12,400           12,739
             12/31/95        12,542           12,861
              1/31/96        12,602           12,958
              2/29/96        12,420           12,870
              3/31/96        12,236           12,706
              4/30/96        12,187           12,670
              5/31/96        12,196           12,665
              6/30/96        12,334           12,803
              7/31/96        12,477           12,919
              8/31/96        12,401           12,916
              9/30/96        12,600           13,097
             10/31/96        12,734           13,245
             11/30/96        12,933           13,487
             12/31/96        12,857           13,430
              1/31/97        12,893           13,456
              2/28/97        13,011           13,579
              3/31/97        12,852           13,398
              4/30/97        12,924           13,510
              5/31/97        13,114           13,714
              6/30/97        13,243           13,860
              7/31/97        13,548           14,244
              8/31/97        13,445           14,110
              9/30/97        13,574           14,277
             10/31/97        13,663           14,370
             11/30/97        13,744           14,454
             12/31/97        13,923           14,665
              1/31/98        14,040           14,816
              2/28/98        14,069           14,821
              3/31/98        14,102           14,834
              4/30/98        14,006           14,767
              5/31/98        14,231           15,000
              6/30/98        14,270           15,060
              7/31/98        14,295           15,097
              8/31/98        14,514           15,331
              9/30/98        14,632           15,522
             10/31/98        14,587           15,521
             11/30/98        14,641           15,576
             12/31/98        14,634           15,615
              1/31/99        14,769           15,801
              2/28/99        14,671           15,732
              3/31/99        14,689           15,753
              4/30/99        14,714           15,793
              5/31/99        14,643           15,701
              6/30/99        14,190           15,475
              7/31/99        14,185           15,532
              8/31/99        13,987           15,407
              9/30/99        13,940           15,414
             10/31/99        13,666           15,247
             11/30/99        13,748           15,409
             12/31/99        13,572           15,294
              1/31/00        13,460           15,227
              2/29/00        13,654           15,404
              3/31/00        13,967           15,741
              4/30/00        13,866           15,648
              5/31/00        13,756           15,566
              6/30/00        14,105           15,979
              7/31/00        14,281           16,201
              8/31/00        14,452           16,451
              9/30/00        14,360           16,365
             10/31/00        14,477           16,544
             11/30/00        14,547           16,669
             12/31/00        14,963           17,081
              1/31/01        15,007           17,250
              2/28/01        15,123           17,305
              3/31/01        15,282           17,460
              4/30/01        15,067           17,271
              5/31/01        15,243           17,457
              6/30/01        15,377           17,574
              7/31/01        15,651           17,834
              8/31/01        15,954           18,128
              9/30/01        15,846           18,067
             10/31/01        16,005           18,272
             11/30/01        15,859           18,128
             12/31/01        15,668           17,957
              1/31/02        15,878           18,268
              2/28/02        16,094           18,488
              3/31/02        15,814           18,126
              4/30/02        16,047           18,480
              5/31/02        16,153           18,592
              6/30/02        16,280           18,789
              7/31/02        16,463           19,031
              8/31/02        16,572           19,259

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.31% of the total dividends paid by the Fund from net investment income during the year ended August 31, 2002 is designated as an exempt-interest dividend.

* Source: TowersData, Bethesda, MD. Investment operations commenced on 10/2/92. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in NAV with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 2/14/94 at net asset value would have grown to $14,847 on August 31, 2002; $14,140, including the 4.75% sales charge. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an index.

Eaton Vance Tennessee Municipals Fund as of August 31, 2002
INVESTMENT UPDATE


[PHOTO OF CYNTHIA J. CLEMSON]
Cynthia J. Clemson
Portfolio Manager

Management Discussion

- Like the rest of the region, the Tennessee economy has begun to show signs of renewal. The manufacturing picture remained mixed, although the auto sector showed surprising strength due to continued strong demand. The farm sector struggled with difficult drought conditions. The state's August 2002 jobless rate was 4.6%, a modest increase from 4.4% a year ago.

- Insured* general obligations bonds represented the Portfolio's largest sector weighting at August 31. In a weak economic climate, an emphasis on high-quality bonds of issuers with sound finances boosted performance, as a decline in interest rates generated a strong market rally during much of the fiscal year.

- Industrial development revenue (IDR) bonds were again a major investment focus. Management closely watched the revenue outlook of its IDR holdings, which were diversified among the auto, paper, chemical, consumer product and air transportation sectors.

- In a slow economy, essential services bonds, including electric utility bonds, are prized by investors for their historically stable revenues. The Portfolio's largest investment at August 31 was an insured* issue for Madison County Suburban Utility District.

- As interest rates declined significantly during the fiscal year, management continued to diversify and refresh the Portfolio's coupon structure. Selected Puerto Rico bonds gave management additional flexibility to adjust coupons by adding attractive electric utilities, transportation and special tax revenue issues.

The Fund

- During the year ended August 31, 2002, the Fund's Class A and Class B shares had total returns of 4.91% and 4.22%, respectively.(1) For Class A, this return resulted from a decrease in net asset value (NAV) per share to $9.91 on August 31, 2002 from $9.92 on August 31, 2001, and the reinvestment of $0.478 per share in tax-free income.(2) For Class B, this return resulted from an NAV of $10.80, unchanged from August 31, 2001, and the reinvestment of $0.440 per share in tax-free income.(2)

- Based on the most recent dividends and NAVs on August 31, 2002 of $9.91 per share for Class A and $10.80 per share for Class B, the Fund's distribution rates were 4.82% and 4.07%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.35% and 7.05%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at August 31, 2002 were 3.98% and 3.43%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 6.90% and 5.94%, respectively.
     (4)

[CHART]

Rating Distribution(6)

Non-Rated   2.8%
AAA        60.1%
AA         21.3%
A           5.7%
BBB         8.5%
BB          1.6%

----------
(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares.(2) A portion of the Fund's income may be subject to federal and state income tax and/or federal alternative minimum tax.(3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value.(4) Taxable-equivalent rates assume maximum 42.28% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures.(5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(6) Rating Distribution is as of 8/31/02 only and may not be representative of the Portfolio's current or future investments.(7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3%
     - 4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. *Private insurance does not decrease the risk of loss of principal associated with this investment.

Fund Information
as of August 31, 2002

PERFORMANCE(7)                  CLASS A       CLASS B
--------------------------------------------------------------------------------
One Year                           4.91%         4.22%
Five Years                         5.52          4.70
Ten Years                          N.A.          5.54
Life of Fund+                      5.06          5.57
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                          -0.03%        -0.78%
Five Years                         4.49          4.37
Ten Years                          N.A.          5.54
Life of Fund+                      4.47          5.57

+Inception date: Class A: 12/9/93; Class B: 8/25/92


[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE TENNESSEE MUNICIPALS FUND CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX*

AUGUST 31, 1992 - AUGUST 31, 2002

                          EATON VANCE
                           TENNESSEE
                           MUNICIPALS     LEHMAN BROTHERS
                              FUND         MUNICIPAL BOND
             DATE           CLASS B           INDEX
---------------------------------------------------------
              8/31/92      10,000             10,000
              9/30/92       9,970             10,065
             10/31/92       9,709              9,966
             11/30/92      10,110             10,145
             12/31/92      10,276             10,249
              1/31/93      10,437             10,368
              2/28/93      10,865             10,743
              3/31/93      10,733             10,629
              4/30/93      10,906             10,736
              5/31/93      11,008             10,797
              6/30/93      11,242             10,977
              7/31/93      11,238             10,991
              8/31/93      11,520             11,220
              9/30/93      11,662             11,348
             10/31/93      11,657             11,370
             11/30/93      11,505             11,270
             12/31/93      11,767             11,508
              1/31/94      11,917             11,639
              2/28/94      11,551             11,338
              3/31/94      10,876             10,876
              4/30/94      10,904             10,968
              5/31/94      11,021             11,063
              6/30/94      10,914             10,995
              7/31/94      11,174             11,197
              8/31/94      11,203             11,236
              9/30/94      10,963             11,071
             10/31/94      10,633             10,874
             11/30/94      10,309             10,678
             12/31/94      10,637             10,913
              1/31/95      11,073             11,225
              2/28/95      11,485             11,551
              3/31/95      11,550             11,684
              4/30/95      11,519             11,698
              5/31/95      11,862             12,071
              6/30/95      11,642             11,965
              7/31/95      11,714             12,079
              8/31/95      11,889             12,232
              9/30/95      11,960             12,309
             10/31/95      12,197             12,488
             11/30/95      12,469             12,696
             12/31/95      12,648             12,817
              1/31/96      12,673             12,914
              2/29/96      12,517             12,827
              3/31/96      12,335             12,663
              4/30/96      12,311             12,627
              5/31/96      12,322             12,623
              6/30/96      12,435             12,760
              7/31/96      12,552             12,876
              8/31/96      12,502             12,873
              9/30/96      12,700             13,053
             10/31/96      12,820             13,200
             11/30/96      13,030             13,442
             12/31/96      12,980             13,385
              1/31/97      12,978             13,410
              2/28/97      13,094             13,534
              3/31/97      12,936             13,353
              4/30/97      13,058             13,465
              5/31/97      13,232             13,668
              6/30/97      13,359             13,813
              7/31/97      13,725             14,196
              8/31/97      13,621             14,063
              9/30/97      13,735             14,229
             10/31/97      13,809             14,321
             11/30/97      13,900             14,405
             12/31/97      14,076             14,616
              1/31/98      14,164             14,766
              2/28/98      14,178             14,771
              3/31/98      14,209             14,784
              4/30/98      14,125             14,717
              5/31/98      14,320             14,950
              6/30/98      14,331             15,009
              7/31/98      14,353             15,047
              8/31/98      14,555             15,279
              9/30/98      14,698             15,469
             10/31/98      14,653             15,469
             11/30/98      14,720             15,523
             12/31/98      14,728             15,562
              1/31/99      14,848             15,748
              2/28/99      14,805             15,679
              3/31/99      14,808             15,700
              4/30/99      14,859             15,739
              5/31/99      14,801             15,648
              6/30/99      14,586             15,423
              7/31/99      14,593             15,479
              8/31/99      14,382             15,355
              9/30/99      14,320             15,362
             10/31/99      14,131             15,195
             11/30/99      14,239             15,357
             12/31/99      14,091             15,242
              1/31/00      13,978             15,176
              2/29/00      14,183             15,352
              3/31/00      14,476             15,688
              4/30/00      14,402             15,595
              5/31/00      14,220             15,514
              6/30/00      14,635             15,925
              7/31/00      14,850             16,147
              8/31/00      15,075             16,396
              9/30/00      14,982             16,310
             10/31/00      15,139             16,488
             11/30/00      15,207             16,613
             12/31/00      15,614             17,023
              1/31/01      15,700             17,192
              2/28/01      15,783             17,247
              3/31/01      15,892             17,401
              4/30/01      15,680             17,213
              5/31/01      15,852             17,398
              6/30/01      15,954             17,514
              7/31/01      16,192             17,774
              8/31/01      16,445             18,067
              9/30/01      16,324             18,006
             10/31/01      16,435             18,211
             11/30/01      16,308             18,067
             12/31/01      16,137             17,896
              1/31/02      16,360             18,206
              2/28/02      16,573             18,426
              3/31/02      16,206             18,065
              4/30/02      16,514             18,418
              5/31/02      16,633             18,530
              6/30/02      16,774             18,726
              7/31/02      16,970             18,966
              8/31/02      17,139             19,194

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.85% of the total dividends paid by the Fund from net investment income during the year ended August 31, 2002 is designated as an exempt-interest dividend.

* Source: TowersData, Bethesda, MD. Investment operations commenced on 8/25/92. The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in NAV with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/9/93 at net asset value would have grown to $15,386 on August 31, 2002; $14,653, including the 4.75% sales charge. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an index.

Eaton Vance Virginia Municipals Fund as of August 31, 2002
INVESTMENT UPDATE

[PHOTO OF ROBERT B. MACINTOSH]
Robert B. MacIntosh
Portfolio Manager

Management Discussion

- While Virginia's economy has reflected the national slowdown, the state has benefited from the extraordinary diversity of its economic base. While the technology and telecom sectors have faltered, government and defense have made significant contributions. The state's August 2002 jobless rate was 4.1%, up from 3.7% a year ago.

- Industrial development revenue bonds were one of the Portfolio's largest weightings at August 31. While these bonds financed projects in diversified cyclical industries, such as chemicals, paper and transportation, investments also included defensive sectors, including a major food producer, Cargill, Inc., and a leading beverage producer, Anheuser-Busch.

- Insured* transportation bonds contributed to the Portfolio's performance. Transportation facilities are a major engine in the Virginia and District of Columbia economies. The Portfolio's holdings included issues for airport facilities, highways and bridges.

- Management maintained a large exposure to essential services bonds, including insured* water and sewer bonds. These authorities typically receive revenues from water bill payments, which tend to be relatively stable compared to more economically-sensitive sources of income.

- Management used the opportunity of strong issuance and retail demand to sell selected current coupons. The proceeds were used to purchase compelling new issues, including a zero-coupon, AA rated, water and sewer issue for Virginia Resources Authority.

The Fund

- During the year ended August 31, 2002, the Fund's Class A and Class B shares had total returns of 3.82% and 3.14%, respectively.(1) For Class A, this return resulted from a decrease in net asset value (NAV) per share to $9.60 on August 31, 2002 from $9.70 on August 31, 2001, and the reinvestment of $0.456 per share in tax-free income.(2) For Class B, this return resulted from a decrease in NAV to $10.63 from $10.73, and the reinvestment of $0.425 per share in tax-free income.(2)

- Based on the most recent dividends and NAVs on August 31, 2002 of $9.60 per share for Class A and $10.63 per share for Class B, the Fund's distribution rates were 4.75% and 3.99%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.21% and 6.89%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at August 31, 2002 were 4.30% and 3.76%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.43% and 6.50%, respectively.
     (4)

[CHART]

Rating Distribution(6)

Non-Rated   7.1%
AAA        55.5%
AA         17.6%
A           6.5%
BBB        10.1%
BB          3.2%

----------
(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares.(2) A portion of the Fund's income may be subject to federal and state income tax and/or federal alternative minimum tax.(3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value.(4) Taxable-equivalent rates assume maximum 42.13% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures.(5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(6) Rating Distribution is as of 8/31/02 only and may not be representative of the Portfolio's current or future investments.(7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3%
     - 4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. *Private insurance does not decrease the risk of loss of principal associated with this investment.

Fund Information
as of August 31, 2002

PERFORMANCE(7)                     CLASS A        CLASS B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                             3.82%            3.14%
Five Years                           5.19             4.41
Ten Years                            N.A.             4.91
Life of Fund+                        4.77             5.52
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                            -1.07%           -1.82%
Five Years                           4.17             4.07
Ten Years                            N.A.             4.91
Life of Fund+                        4.19             5.52

+Inception date: Class A: 12/17/93; Class B: 7/26/91


[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE VIRGINIA MUNICIPALS FUND CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX*

AUGUST 31, 1992 - AUGUST 31, 2002

                          EATON VANCE
                            VIRGINIA
                           MUNICIPALS     LEHMAN BROTHERS
                              FUND         MUNICIPAL BOND
             DATE           CLASS B           INDEX
---------------------------------------------------------
              8/31/92      10,000             10,000
              9/30/92       9,981             10,065
             10/31/92       9,704              9,966
             11/30/92      10,055             10,145
             12/31/92      10,170             10,249
              1/31/93      10,281             10,368
              2/28/93      10,687             10,743
              3/31/93      10,546             10,629
              4/30/93      10,667             10,736
              5/31/93      10,700             10,797
              6/30/93      10,868             10,977
              7/31/93      10,857             10,991
              8/31/93      11,082             11,220
              9/30/93      11,211             11,348
             10/31/93      11,208             11,370
             11/30/93      11,074             11,270
             12/31/93      11,347             11,508
              1/31/94      11,471             11,639
              2/28/94      11,145             11,338
              3/31/94      10,607             10,876
              4/30/94      10,646             10,968
              5/31/94      10,685             11,063
              6/30/94      10,564             10,995
              7/31/94      10,728             11,197
              8/31/94      10,768             11,236
              9/30/94      10,615             11,071
             10/31/94      10,345             10,874
             11/30/94      10,060             10,678
             12/31/94      10,340             10,913
              1/31/95      10,702             11,225
              2/28/95      11,061             11,551
              3/31/95      11,178             11,684
              4/30/95      11,160             11,698
              5/31/95      11,510             12,071
              6/30/95      11,301             11,965
              7/31/95      11,336             12,079
              8/31/95      11,481             12,232
              9/30/95      11,560             12,309
             10/31/95      11,785             12,488
             11/30/95      12,033             12,696
             12/31/95      12,203             12,817
              1/31/96      12,250             12,914
              2/29/96      12,079             12,827
              3/31/96      11,882             12,663
              4/30/96      11,849             12,627
              5/31/96      11,871             12,623
              6/30/96      11,990             12,760
              7/31/96      12,078             12,876
              8/31/96      12,018             12,873
              9/30/96      12,218             13,053
             10/31/96      12,321             13,200
             11/30/96      12,533             13,442
             12/31/96      12,473             13,385
              1/31/97      12,436             13,410
              2/28/97      12,547             13,534
              3/31/97      12,372             13,353
              4/30/97      12,513             13,465
              5/31/97      12,692             13,668
              6/30/97      12,802             13,813
              7/31/97      13,151             14,196
              8/31/97      13,017             14,063
              9/30/97      13,139             14,229
             10/31/97      13,223             14,321
             11/30/97      13,300             14,405
             12/31/97      13,480             14,616
              1/31/98      13,591             14,766
              2/28/98      13,581             14,771
              3/31/98      13,624             14,784
              4/30/98      13,534             14,717
              5/31/98      13,759             14,950
              6/30/98      13,771             15,009
              7/31/98      13,781             15,047
              8/31/98      13,976             15,279
              9/30/98      14,087             15,469
             10/31/98      14,046             15,469
             11/30/98      14,111             15,523
             12/31/98      14,106             15,562
              1/31/99      14,235             15,748
              2/28/99      14,196             15,679
              3/31/99      14,162             15,700
              4/30/99      14,214             15,739
              5/31/99      14,122             15,648
              6/30/99      13,933             15,423
              7/31/99      13,930             15,479
              8/31/99      13,731             15,355
              9/30/99      13,661             15,362
             10/31/99      13,404             15,195
             11/30/99      13,510             15,357
             12/31/99      13,317             15,242
              1/31/00      13,186             15,176
              2/29/00      13,411             15,352
              3/31/00      13,748             15,688
              4/30/00      13,654             15,595
              5/31/00      13,510             15,514
              6/30/00      13,868             15,925
              7/31/00      14,049             16,147
              8/31/00      14,253             16,396
              9/30/00      14,139             16,310
             10/31/00      14,237             16,488
             11/30/00      14,332             16,613
             12/31/00      14,796             17,023
              1/31/01      14,824             17,192
              2/28/01      14,950             17,247
              3/31/01      15,100             17,401
              4/30/01      14,869             17,213
              5/31/01      15,048             17,398
              6/30/01      15,160             17,514
              7/31/01      15,388             17,774
              8/31/01      15,658             18,067
              9/30/01      15,453             18,006
             10/31/01      15,631             18,211
             11/30/01      15,537             18,067
             12/31/01      15,386             17,896
              1/31/02      15,568             18,206
              2/28/02      15,770             18,426
              3/31/02      15,476             18,065
              4/30/02      15,679             18,418
              5/31/02      15,747             18,530
              6/30/02      15,850             18,726
              7/31/02      16,035             18,966
              8/31/02      16,150             19,194

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.09% of the total dividends paid by the Fund from net investment income during the year ended August 31, 2002 is designated as an exempt-interest dividend.

* Source: TowersData, Bethesda, MD. Investment operations commenced on 7/26/91. The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in NAV with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/17/93 at net asset value would have grown to $15,010 on August 31, 2002; $14,295, including the 4.75% sales charge. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an index.

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2002

                                ALABAMA FUND  ARKANSAS FUND  GEORGIA FUND  KENTUCKY FUND
----------------------------------------------------------------------------------------
Assets
----------------------------------------------------------------------------------------
Investment in Municipals
   Portfolio --
   Identified cost              $60,018,477    $40,960,809   $53,936,628    $66,819,290
   Unrealized appreciation        4,456,262      2,299,192     2,393,638      2,689,752
----------------------------------------------------------------------------------------
TOTAL INVESTMENT IN PORTFOLIO,
   AT VALUE                     $64,474,739    $43,260,001   $56,330,266    $69,509,042
----------------------------------------------------------------------------------------
Receivable for Fund shares
   sold                         $   104,661    $    22,546   $     3,884    $   105,451
----------------------------------------------------------------------------------------
TOTAL ASSETS                    $64,579,400    $43,282,547   $56,334,150    $69,614,493
----------------------------------------------------------------------------------------
Liabilities
----------------------------------------------------------------------------------------
Payable for Fund shares
   redeemed                     $   188,966    $    48,437   $   340,117    $     5,000
Dividends payable                   117,750         86,693       108,964        125,471
Payable to affiliate for
   Trustees' fees                        25             25            25             50
Payable to affiliate for
   service fees                      21,611         14,511        19,419         23,484
Accrued expenses                     41,102         38,947        40,834         45,200
----------------------------------------------------------------------------------------
TOTAL LIABILITIES               $   369,454    $   188,613   $   509,359    $   199,205
----------------------------------------------------------------------------------------
NET ASSETS                      $64,209,946    $43,093,934   $55,824,791    $69,415,288
----------------------------------------------------------------------------------------
Sources of Net Assets
----------------------------------------------------------------------------------------
Paid-in capital                 $61,915,642    $42,136,414   $58,737,096    $68,471,926
Accumulated net realized loss
   from Portfolio (computed on
   the basis of identified
   cost)                         (2,044,208)    (1,303,518)   (5,253,417)    (1,649,125)
Accumulated distributions in
   excess of net investment
   income                          (117,750)       (38,154)      (52,526)       (97,265)
Net unrealized appreciation
   from Portfolio (computed on
   the basis of identified
   cost)                          4,456,262      2,299,192     2,393,638      2,689,752
----------------------------------------------------------------------------------------
TOTAL                           $64,209,946    $43,093,934   $55,824,791    $69,415,288
----------------------------------------------------------------------------------------
Class A Shares
----------------------------------------------------------------------------------------
NET ASSETS                      $ 7,846,468    $ 7,383,212   $ 3,425,135    $ 3,103,342
SHARES OUTSTANDING                  791,067        739,783       363,815        329,411
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)     $      9.92    $      9.98   $      9.41    $      9.42
MAXIMUM OFFERING PRICE PER
   SHARE
   (100  DIVIDED BY 95.25 of
      net asset value per
      share)                    $     10.41    $     10.48   $      9.88    $      9.89
----------------------------------------------------------------------------------------
Class B Shares
----------------------------------------------------------------------------------------
NET ASSETS                      $56,363,478    $35,710,722   $52,399,656    $66,311,946
SHARES OUTSTANDING                5,166,973      3,330,649     5,212,653      6,525,563
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)     $     10.91    $     10.72   $     10.05    $     10.16
----------------------------------------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2002

                                LOUISIANA FUND  MARYLAND FUND  MISSOURI FUND  NORTH CAROLINA FUND
-------------------------------------------------------------------------------------------------
Assets
-------------------------------------------------------------------------------------------------
Investment in Municipals
   Portfolio --
   Identified cost               $27,754,339     $84,202,158    $54,383,155       $89,287,528
   Unrealized appreciation         1,634,607       1,213,351      4,365,149         6,531,334
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT IN PORTFOLIO,
   AT VALUE                      $29,388,946     $85,415,509    $58,748,304       $95,818,862
-------------------------------------------------------------------------------------------------
Receivable for Fund shares
   sold                          $     1,642     $   121,042    $    41,180       $   112,225
-------------------------------------------------------------------------------------------------
TOTAL ASSETS                     $29,390,588     $85,536,551    $58,789,484       $95,931,087
-------------------------------------------------------------------------------------------------
Liabilities
-------------------------------------------------------------------------------------------------
Payable for Fund shares
   redeemed                      $    40,491     $    38,155    $    28,114       $   149,710
Dividends payable                     50,331         168,740        112,936           166,151
Payable to affiliate for
   Trustees' fees                         --              50             --                50
Payable to affiliate for
   service fees                        9,897          28,844         19,942            32,538
Accrued expenses                      11,931          45,498         22,275            47,813
-------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                $   112,650     $   281,287    $   183,267       $   396,262
-------------------------------------------------------------------------------------------------
NET ASSETS                       $29,277,938     $85,255,264    $58,606,217       $95,534,825
-------------------------------------------------------------------------------------------------
Sources of Net Assets
-------------------------------------------------------------------------------------------------
Paid-in capital                  $30,108,090     $84,251,882    $54,928,257       $96,005,167
Accumulated net realized loss
   from Portfolio (computed on
   the basis of identified
   cost)                          (2,445,746)       (394,742)      (982,548)       (6,973,535)
Accumulated undistributed
   (distributions in excess
   of) net
   investment income                 (19,013)        184,773        295,359           (28,141)
Net unrealized appreciation
   from Portfolio (computed on
   the basis of identified
   cost)                           1,634,607       1,213,351      4,365,149         6,531,334
-------------------------------------------------------------------------------------------------
TOTAL                            $29,277,938     $85,255,264    $58,606,217       $95,534,825
-------------------------------------------------------------------------------------------------
Class A Shares
-------------------------------------------------------------------------------------------------
NET ASSETS                       $ 5,884,586     $10,819,857    $ 6,301,051       $ 9,035,712
SHARES OUTSTANDING                   601,022       1,115,354        624,773           941,614
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)      $      9.79     $      9.70    $     10.09       $      9.60
MAXIMUM OFFERING PRICE PER
   SHARE
   (100  DIVIDED BY 95.25 of
      net asset value per
      share)                     $     10.28     $     10.18    $     10.59       $     10.08
-------------------------------------------------------------------------------------------------
Class B Shares
-------------------------------------------------------------------------------------------------
NET ASSETS                       $23,393,352     $74,435,407    $52,305,166       $86,499,113
SHARES OUTSTANDING                 2,260,485       7,033,610      4,694,633         8,387,722
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
   PRICE PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)      $     10.35     $     10.58    $     11.14       $     10.31
-------------------------------------------------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2002

                                OREGON FUND  SOUTH CAROLINA FUND  TENNESSEE FUND  VIRGINIA FUND
-----------------------------------------------------------------------------------------------
Assets
-----------------------------------------------------------------------------------------------
Investment in Municipals
   Portfolio --
   Identified cost              $80,037,948      $44,286,719       $44,885,884    $112,411,823
   Unrealized appreciation        3,576,105        2,418,802         2,971,135       7,237,617
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENT IN PORTFOLIO,
   AT VALUE                     $83,614,053      $46,705,521       $47,857,019    $119,649,440
-----------------------------------------------------------------------------------------------
Receivable for Fund shares
   sold                         $   132,832      $   300,781       $    19,719    $     61,518
-----------------------------------------------------------------------------------------------
TOTAL ASSETS                    $83,746,885      $47,006,302       $47,876,738    $119,710,958
-----------------------------------------------------------------------------------------------

Liabilities
-----------------------------------------------------------------------------------------------
Payable for Fund shares
   redeemed                     $    35,856      $    17,485       $        --    $    174,716
Dividends payable                   158,305           92,705            84,445         211,805
Payable to affiliate for
   Trustees' fees                        --               25                --              50
Payable to affiliate for
   service fees                      28,246           15,369            16,140          40,437
Accrued expenses                     25,995           38,328            16,955          46,447
-----------------------------------------------------------------------------------------------
TOTAL LIABILITIES               $   248,402      $   163,912       $   117,540    $    473,455
-----------------------------------------------------------------------------------------------
NET ASSETS                      $83,498,483      $46,842,390       $47,759,198    $119,237,503
-----------------------------------------------------------------------------------------------

Sources of Net Assets
-----------------------------------------------------------------------------------------------
Paid-in capital                 $82,424,030      $48,260,217       $46,014,066    $116,666,030
Accumulated net realized loss
   from Portfolio (computed on
   the basis of identified
   cost)                         (2,492,410)      (3,856,667)       (1,321,995)     (4,695,396)
Accumulated undistributed
   (distributions in excess
   of) net investment income         (9,242)          20,038            95,992          29,252
Net unrealized appreciation
   from Portfolio (computed on
   the basis of identified
   cost)                          3,576,105        2,418,802         2,971,135       7,237,617
-----------------------------------------------------------------------------------------------
TOTAL                           $83,498,483      $46,842,390       $47,759,198    $119,237,503
-----------------------------------------------------------------------------------------------

Class A Shares
-----------------------------------------------------------------------------------------------
NET ASSETS                      $ 7,637,815      $ 8,907,392       $ 6,672,135    $  8,356,572
SHARES OUTSTANDING                  788,420          921,739           673,052         870,231
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)     $      9.69      $      9.66       $      9.91    $       9.60
MAXIMUM OFFERING PRICE PER
   SHARE
   (100  DIVIDED BY 95.25 of
      net asset value per
      share)                    $     10.17      $     10.14       $     10.40    $      10.08
-----------------------------------------------------------------------------------------------

Class B Shares
-----------------------------------------------------------------------------------------------
NET ASSETS                      $75,860,668      $37,934,998       $41,087,063    $110,880,931
SHARES OUTSTANDING                7,158,104        3,701,331         3,806,019      10,435,265
NET ASSET VALUE, OFFERING
   PRICE AND REDEMPTION PRICE
   PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)     $     10.60      $     10.25       $     10.80    $      10.63
-----------------------------------------------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2002

                                    ALABAMA FUND  ARKANSAS FUND  GEORGIA FUND  KENTUCKY FUND
--------------------------------------------------------------------------------------------
Investment Income
--------------------------------------------------------------------------------------------
Interest allocated from Portfolio    $3,547,321    $2,407,850     $3,614,623    $4,171,713
Expenses allocated from Portfolio      (274,556)     (162,039)      (271,488)     (321,610)
--------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM
   PORTFOLIO                         $3,272,765    $2,245,811     $3,343,135    $3,850,103
--------------------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------------------
Trustees fees and expenses           $    2,045    $       73     $    2,037    $    1,010
Distribution and service fees
   Class A                               13,605        11,724         15,289        10,208
   Class B                              531,030       339,603        497,469       645,763
Legal and accounting services            29,088        26,910         28,999        27,970
Printing and postage                     14,824        11,687         11,070        17,013
Custodian fee                            10,408         7,189          9,215            --
Transfer and dividend disbursing
   agent fees                            40,460        28,031         42,112        48,665
Registration fees                         4,379         6,510          4,518         5,490
Miscellaneous                             9,481         9,060         11,571         8,444
--------------------------------------------------------------------------------------------
TOTAL EXPENSES                       $  655,320    $  440,787     $  622,280    $  764,563
--------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                $2,617,445    $1,805,024     $2,720,855    $3,085,540
--------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from
Portfolio
--------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)        $  (81,703)   $  602,729     $  649,733    $  342,490
   Financial futures contracts         (549,969)           --       (282,440)     (499,408)
--------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)             $ (631,672)   $  602,729     $  367,293    $ (156,918)
--------------------------------------------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost
      basis)                         $  395,147    $ (501,712)    $ (953,422)   $ (702,871)
   Financial futures contracts          (47,544)           --        (21,002)      (33,327)
--------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)       $  347,603    $ (501,712)    $ (974,424)   $ (736,198)
--------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS)                            $ (284,069)   $  101,017     $ (607,131)   $ (893,116)
--------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                        $2,333,376    $1,906,041     $2,113,724    $2,192,424
--------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2002

                                  LOUISIANA FUND  MARYLAND FUND  MISSOURI FUND  NORTH CAROLINA FUND
---------------------------------------------------------------------------------------------------
Investment Income
---------------------------------------------------------------------------------------------------
Interest allocated from
   Portfolio                        $1,699,572     $4,663,762     $3,428,102        $ 5,534,862
Expenses allocated from
   Portfolio                          (111,618)      (383,729)      (242,199)          (458,135)
---------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM
   PORTFOLIO                        $1,587,954     $4,280,033     $3,185,903        $ 5,076,727
---------------------------------------------------------------------------------------------------

Expenses
---------------------------------------------------------------------------------------------------
Trustees fees and expenses          $      145     $    2,042     $    1,151        $     2,043
Distribution and service fees
   Class A                              11,759         18,429         10,154             15,009
   Class B                             220,972        704,488        490,900            839,858
Legal and accounting services           21,694         33,155         23,285             28,144
Printing and postage                     2,853         17,134          7,696             16,015
Custodian fee                            6,039         12,058          9,010             13,423
Transfer and dividend disbursing
   agent fees                           21,245         55,801         47,361             67,210
Registration fees                        1,275          8,415          1,400              4,524
Miscellaneous                            4,961          9,909          5,212              9,887
---------------------------------------------------------------------------------------------------
TOTAL EXPENSES                      $  290,943     $  861,431     $  596,169        $   996,113
---------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME               $1,297,011     $3,418,602     $2,589,734        $ 4,080,614
---------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from
Portfolio
---------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)       $  229,974     $  326,651     $  119,538        $ 1,397,307
   Financial futures contracts        (239,030)      (296,913)      (251,411)          (652,409)
   Interest rate swap contracts             --             --             --           (114,500)
---------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)            $   (9,056)    $   29,738     $ (131,873)       $   630,398
---------------------------------------------------------------------------------------------------
Change in unrealized
   appreciation (depreciation)
   --
   Investments (identified cost
      basis)                        $ (131,028)    $   31,193     $ (105,396)       $(1,556,189)
   Financial futures contracts         (31,405)       (23,892)       (17,478)          (101,718)
   Interest rate swap contracts             --             --             --             18,371
---------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)      $ (162,433)    $    7,301     $ (122,874)       $(1,639,536)
---------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS)                           $ (171,489)    $   37,039     $ (254,747)       $(1,009,138)
---------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                       $1,125,522     $3,455,641     $2,334,987        $ 3,071,476
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2002

                                  OREGON FUND  SOUTH CAROLINA FUND  TENNESSEE FUND  VIRGINIA FUND
-------------------------------------------------------------------------------------------------
Investment Income
-------------------------------------------------------------------------------------------------
Interest allocated from
   Portfolio                      $4,868,483       $2,445,464         $2,650,205     $ 6,909,701
Expenses allocated from
   Portfolio                        (371,795)        (159,217)          (180,214)       (578,786)
-------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM
   PORTFOLIO                      $4,496,688       $2,286,247         $2,469,991     $ 6,330,915
-------------------------------------------------------------------------------------------------

Expenses
-------------------------------------------------------------------------------------------------
Trustees fees and expenses        $    1,160       $      200         $      116     $     4,091
Distribution and service fees
   Class A                            12,646           11,782             10,236          15,590
   Class B                           719,821          338,705            395,178       1,054,505
Legal and accounting services         21,973           26,558             20,586          29,340
Printing and postage                  10,190           11,785              5,327          24,416
Custodian fee                         11,970            6,736              6,552           4,068
Transfer and dividend disbursing
   agent fees                         60,708           26,307             33,232          73,179
Registration fees                      5,919            4,474              1,340           6,864
Miscellaneous                          5,506            8,845              4,878          10,306
-------------------------------------------------------------------------------------------------
TOTAL EXPENSES                    $  849,893       $  435,392         $  477,445     $ 1,222,359
-------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME             $3,646,795       $1,850,855         $1,992,546     $ 5,108,556
-------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from
Portfolio
-------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)     $  970,186       $   26,600         $  245,012     $ 1,797,194
   Financial futures contracts            --         (211,233)          (202,626)     (1,030,669)
   Interest rate swap contracts           --               --                 --        (171,750)
-------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)          $  970,186       $ (184,633)        $   42,386     $   594,775
-------------------------------------------------------------------------------------------------
Change in unrealized
   appreciation (depreciation)
   --
   Investments (identified cost
      basis)                      $(1,264,733)     $   40,686         $  (62,243)    $(1,897,384)
   Financial futures contracts            --          (32,193)           (15,034)       (160,069)
   Interest rate swap contracts           --               --                 --          27,557
-------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)    $(1,264,733)     $    8,493         $  (77,277)    $(2,029,896)
-------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS  $ (294,547)      $ (176,140)        $  (34,891)    $(1,435,121)
-------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                     $3,352,248       $1,674,715         $1,957,655     $ 3,673,435
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED AUGUST 31, 2002

INCREASE (DECREASE) IN NET ASSETS  ALABAMA FUND  ARKANSAS FUND  GEORGIA FUND  KENTUCKY FUND
-------------------------------------------------------------------------------------------
From operations --
   Net investment income           $ 2,617,445    $ 1,805,024   $ 2,720,855   $  3,085,540
   Net realized gain (loss)           (631,672)       602,729       367,293       (156,918)
   Net change in unrealized
      appreciation (depreciation)      347,603       (501,712)     (974,424)      (736,198)
-------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                      $ 2,333,376    $ 1,906,041   $ 2,113,724   $  2,192,424
-------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                      $  (326,079)   $  (290,802)  $  (388,012)  $   (249,841)
      Class B                       (2,289,890)    (1,509,808)   (2,240,385)    (2,781,470)
-------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO
   SHAREHOLDERS                    $(2,615,969)   $(1,800,610)  $(2,628,397)  $ (3,031,311)
-------------------------------------------------------------------------------------------
Transactions in shares of
   beneficial interest --
   Proceeds from sale of shares
      Class A                      $ 2,266,238    $ 2,192,191   $   703,078   $    710,440
      Class B                        4,615,969      2,249,826     3,609,137      3,436,693
   Net asset value of shares
      issued to shareholders in
      payment of distributions
      declared
      Class A                          149,759         68,690        68,237        149,923
      Class B                          981,437        823,955       914,875      1,219,119
   Cost of shares redeemed
      Class A                         (844,126)       (81,554)   (5,690,092)    (5,246,433)
      Class B                       (6,714,813)    (4,485,549)   (6,757,630)    (9,660,790)
-------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM FUND
   SHARE TRANSACTIONS              $   454,464    $   767,559   $(7,152,395)  $ (9,391,048)
-------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS                          $   171,871    $   872,990   $(7,667,068)  $(10,229,935)
-------------------------------------------------------------------------------------------
Net Assets
-------------------------------------------------------------------------------------------
At beginning of year               $64,038,075    $42,220,944   $63,491,859   $ 79,645,223
-------------------------------------------------------------------------------------------
AT END OF YEAR                     $64,209,946    $43,093,934   $55,824,791   $ 69,415,288
-------------------------------------------------------------------------------------------
Accumulated distributions
in excess of net investment
income included in net assets
-------------------------------------------------------------------------------------------
AT END OF YEAR                     $  (117,750)   $   (38,154)  $   (52,526)  $    (97,265)
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED AUGUST 31, 2002

INCREASE (DECREASE) IN NET ASSETS  LOUISIANA FUND  MARYLAND FUND  MISSOURI FUND  NORTH CAROLINA FUND
----------------------------------------------------------------------------------------------------
From operations --
   Net investment income            $ 1,297,011     $ 3,418,602    $ 2,589,734      $  4,080,614
   Net realized gain (loss)              (9,056)         29,738       (131,873)          630,398
   Net change in unrealized
      appreciation (depreciation)      (162,433)          7,301       (122,874)       (1,639,536)
----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                       $ 1,125,522     $ 3,455,641    $ 2,334,987      $  3,071,476
----------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                       $  (280,137)    $  (431,152)   $  (263,817)     $   (356,596)
      Class B                          (941,447)     (2,930,284)    (2,311,437)       (3,544,257)
----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO
   SHAREHOLDERS                     $(1,221,584)    $(3,361,436)   $(2,575,254)     $ (3,900,853)
----------------------------------------------------------------------------------------------------
Transactions in shares of
   beneficial interest --
   Proceeds from sale of shares
      Class A                       $   769,088     $ 5,908,769    $ 2,180,889      $  3,066,987
      Class B                         2,499,455       6,979,275      4,329,132         4,422,375
   Net asset value of shares
      issued to shareholders in
      payment of distributions
      declared
      Class A                           176,250         133,140        129,668           160,675
      Class B                           280,477       1,334,408      1,135,300         1,613,147
   Cost of shares redeemed
      Class A                          (605,252)     (1,630,270)      (395,649)       (2,069,388)
      Class B                        (2,884,744)     (9,685,912)    (5,938,169)      (11,493,339)
----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM FUND
   SHARE TRANSACTIONS               $   235,274     $ 3,039,410    $ 1,441,171      $ (4,299,543)
----------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS                           $   139,212     $ 3,133,615    $ 1,200,904      $ (5,128,920)
----------------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------------
At beginning of year                $29,138,726     $82,121,649    $57,405,313      $100,663,745
----------------------------------------------------------------------------------------------------
AT END OF YEAR                      $29,277,938     $85,255,264    $58,606,217      $ 95,534,825
----------------------------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
----------------------------------------------------------------------------------------------------
AT END OF YEAR                      $   (19,013)    $   184,773    $   295,359      $    (28,141)
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED AUGUST 31, 2002

INCREASE (DECREASE) IN NET ASSETS  OREGON FUND  SOUTH CAROLINA FUND  TENNESSEE FUND  VIRGINIA FUND
--------------------------------------------------------------------------------------------------
From operations --
   Net investment income           $ 3,646,795      $ 1,850,855       $ 1,992,546    $  5,108,556
   Net realized gain (loss)            970,186         (184,633)           42,386         594,775
   Net change in unrealized
      appreciation (depreciation)   (1,264,733)           8,493           (77,277)     (2,029,896)
--------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                      $ 3,352,248      $ 1,674,715       $ 1,957,655    $  3,673,435
--------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                      $  (322,007)     $  (295,011)      $  (250,436)   $   (373,392)
      Class B                       (3,290,347)      (1,529,407)       (1,724,874)     (4,473,092)
--------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO
   SHAREHOLDERS                    $(3,612,354)     $(1,824,418)      $(1,975,310)   $ (4,846,484)
--------------------------------------------------------------------------------------------------
Transactions in shares of
   beneficial interest --
   Proceeds from sale of shares
      Class A                      $ 3,449,424      $ 4,998,181       $ 2,350,236    $  1,773,089
      Class B                        5,726,071        5,735,493         3,296,065       8,433,825
   Net asset value of shares
      issued to shareholders in
      payment of distributions
      declared
      Class A                          147,587          154,952           135,658         167,186
      Class B                        1,713,937          571,121           790,454       2,129,576
   Cost of shares redeemed
      Class A                       (1,326,270)        (498,513)         (488,004)       (694,937)
      Class B                       (9,777,387)      (3,583,830)       (5,511,161)    (12,928,700)
--------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM FUND
   SHARE TRANSACTIONS              $   (66,638)     $ 7,377,404       $   573,248    $ (1,119,961)
--------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS                          $  (326,744)     $ 7,227,701       $   555,593    $ (2,293,010)
--------------------------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------------------------
At beginning of year               $83,825,227      $39,614,689       $47,203,605    $121,530,513
--------------------------------------------------------------------------------------------------
AT END OF YEAR                     $83,498,483      $46,842,390       $47,759,198    $119,237,503
--------------------------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
--------------------------------------------------------------------------------------------------
AT END OF YEAR                     $    (9,242)     $    20,038       $    95,992    $     29,252
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED AUGUST 31, 2001

INCREASE (DECREASE) IN NET ASSETS   ALABAMA FUND  ARKANSAS FUND  GEORGIA FUND  KENTUCKY FUND
--------------------------------------------------------------------------------------------
From operations --
   Net investment income            $ 2,751,678    $ 1,856,278   $ 2,807,443   $  3,298,800
   Net realized gain (loss)             289,092         (7,331)      (31,214)       528,828
   Net change in unrealized
      appreciation (depreciation)     3,376,825      1,890,453     3,152,295      2,698,558
--------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                       $ 6,417,595    $ 3,739,400   $ 5,928,524   $  6,526,186
--------------------------------------------------------------------------------------------
Distributions to shareholders -- *
   From net investment income
      Class A                       $  (280,096)   $  (253,311)  $  (419,853)  $   (362,051)
      Class B                        (2,478,309)    (1,571,458)   (2,409,438)    (3,224,068)
--------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO
   SHAREHOLDERS                     $(2,758,405)   $(1,824,769)  $(2,829,291)  $ (3,586,119)
--------------------------------------------------------------------------------------------
Transactions in shares of
   beneficial interest --
   Proceeds from sale of shares
      Class A                       $   911,932    $ 1,055,557   $   948,939   $  2,061,659
      Class B                         4,226,773      1,861,916     5,033,372      3,927,739
Net asset value of shares issued
   to shareholders in payment of
   distributions declared
      Class A                           125,632         41,786        52,702        291,045
      Class B                         1,041,186        831,286       971,478      1,414,267
Cost of shares redeemed
      Class A                        (1,292,460)      (909,597)     (582,532)      (844,837)
      Class B                       (10,735,712)    (4,671,328)   (8,890,368)   (11,592,134)
--------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS          $(5,722,649)   $(1,790,380)  $(2,466,409)  $ (4,742,261)
--------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS                           $(2,063,459)   $   124,251   $   632,824   $ (1,802,194)
--------------------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------------------
At beginning of year                $66,101,534    $42,096,693   $62,859,035   $ 81,447,417
--------------------------------------------------------------------------------------------
AT END OF YEAR                      $64,038,075    $42,220,944   $63,491,859   $ 79,645,223
--------------------------------------------------------------------------------------------

Accumulated distributions
in excess of net investment
income included in net assets
--------------------------------------------------------------------------------------------
AT END OF YEAR                      $  (126,823)   $   (38,002)  $  (137,806)  $   (137,985)
--------------------------------------------------------------------------------------------

 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED AUGUST 31, 2001

INCREASE (DECREASE) IN NET ASSETS   LOUISIANA FUND  MARYLAND FUND  MISSOURI FUND  NORTH CAROLINA FUND
-----------------------------------------------------------------------------------------------------
From operations --
   Net investment income             $ 1,195,922    $  3,474,083    $ 2,634,687      $  4,422,566
   Net realized gain (loss)             (162,157)       (392,872)      (249,932)        1,120,727
   Net change in unrealized
      appreciation (depreciation)      1,874,087       4,722,053      3,519,539         3,116,946
-----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                        $ 2,907,852    $  7,803,264    $ 5,904,294      $  8,660,239
-----------------------------------------------------------------------------------------------------
Distributions to shareholders -- *
   From net investment income
      Class A                        $  (245,499)   $   (196,268)   $  (214,566)     $   (431,462)
      Class B                           (964,597)     (3,005,579)    (2,344,290)       (4,020,500)
-----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO
   SHAREHOLDERS                      $(1,210,096)   $ (3,201,847)   $(2,558,856)     $ (4,451,962)
-----------------------------------------------------------------------------------------------------
Transactions in shares of
   beneficial interest --
   Proceeds from sale of shares
      Class A                        $ 1,083,677    $  3,178,397    $   657,084      $  1,662,805
      Class B                          2,193,393       4,705,565      1,793,569         4,553,456
Net asset value of shares issued
   to shareholders in payment of
   distributions declared
      Class A                            155,237         106,305         97,707           138,225
      Class B                            294,490       1,362,126      1,143,262         1,801,103
Cost of shares redeemed
      Class A                           (560,673)       (409,621)      (763,696)       (6,908,018)
      Class B                         (4,069,499)    (12,894,235)    (7,531,322)      (14,731,924)
-----------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS           $  (903,375)   $ (3,951,463)   $(4,603,396)     $(13,484,353)
-----------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS                            $   794,381    $    649,954    $(1,257,958)     $ (9,276,076)
-----------------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------------
At beginning of year                 $28,344,345    $ 81,471,695    $58,663,271      $109,939,821
-----------------------------------------------------------------------------------------------------
AT END OF YEAR                       $29,138,726    $ 82,121,649    $57,405,313      $100,663,745
-----------------------------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
-----------------------------------------------------------------------------------------------------
AT END OF YEAR                       $   (49,539)   $    132,234    $   284,230      $   (195,856)
-----------------------------------------------------------------------------------------------------

 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED AUGUST 31, 2001

INCREASE (DECREASE) IN NET ASSETS   OREGON FUND   SOUTH CAROLINA FUND  TENNESSEE FUND  VIRGINIA FUND
----------------------------------------------------------------------------------------------------
From operations --
   Net investment income            $  3,638,858      $ 1,642,408       $ 1,977,687    $  4,943,151
   Net realized gain (loss)             (294,985)        (228,422)          221,699      (1,340,966)
   Net change in unrealized
      appreciation (depreciation)      3,277,276        2,245,483         1,811,652       7,495,392
----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                       $  6,621,149      $ 3,659,469       $ 4,011,038    $ 11,097,577
----------------------------------------------------------------------------------------------------
Distributions to shareholders -- *
   From net investment income
      Class A                       $   (221,486)     $  (134,272)      $  (191,135)   $   (244,751)
      Class B                         (3,412,688)      (1,517,347)       (1,726,302)     (4,866,148)
----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO
   SHAREHOLDERS                     $ (3,634,174)     $(1,651,619)      $(1,917,437)   $ (5,110,899)
----------------------------------------------------------------------------------------------------
Transactions in shares of
   beneficial interest --
   Proceeds from sale of shares
      Class A                       $  1,892,384      $ 2,811,669       $ 1,430,214    $  3,375,004
      Class B                          4,380,497        4,084,265         3,937,923       8,544,884
Net asset value of shares issued
   to shareholders in payment of
   distributions declared
      Class A                             75,361           66,310           108,776         138,036
      Class B                          1,771,459          585,588           771,938       2,257,847
Cost of shares redeemed
      Class A                           (236,138)        (357,763)         (630,629)       (277,803)
      Class B                        (10,260,911)      (4,588,488)       (5,437,520)    (13,788,735)
----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM FUND
   SHARE TRANSACTIONS               $ (2,377,348)     $ 2,601,581       $   180,702    $    249,233
----------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS          $    609,627      $ 4,609,431       $ 2,274,303    $  6,235,911
----------------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------------
At beginning of year                $ 83,215,600      $35,005,258       $44,929,302    $115,294,602
----------------------------------------------------------------------------------------------------
AT END OF YEAR                      $ 83,825,227      $39,614,689       $47,203,605    $121,530,513
----------------------------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
----------------------------------------------------------------------------------------------------
AT END OF YEAR                      $    (19,567)     $     7,426       $    79,938    $   (221,273)
----------------------------------------------------------------------------------------------------

 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                            ALABAMA FUND -- CLASS A
                                  ---------------------------------------------------------------------------
                                                             YEAR ENDED AUGUST 31,
                                  ---------------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)        1999(2)        1998
-------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $ 9.960            $ 9.410        $ 9.430        $10.040      $ 9.860
-------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.471            $ 0.479        $ 0.481        $ 0.481      $ 0.493
Net realized and unrealized
   gain (loss)                          (0.042)             0.548         (0.015)        (0.599)       0.181
-------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.429            $ 1.027        $ 0.466        $(0.118)     $ 0.674
-------------------------------------------------------------------------------------------------------------

Less distributions*
-------------------------------------------------------------------------------------------------------------
From net investment income             $(0.469)           $(0.477)       $(0.486)       $(0.492)     $(0.494)
-------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.469)           $(0.477)       $(0.486)       $(0.492)     $(0.494)
-------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $ 9.920            $ 9.960        $ 9.410        $ 9.430      $10.040
-------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           4.49%             11.22%          5.22%         (1.29)%       6.98%
-------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $ 7,846            $ 6,256        $ 6,198        $ 6,198      $ 5,140
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.82%              0.83%          0.81%          0.77%        0.78%
   Expenses after custodian
      fee reduction(4)                    0.81%              0.81%          0.80%          0.76%        0.76%
   Net investment income                  4.83%              4.95%          5.26%          4.87%        4.93%
Portfolio Turnover of the
   Portfolio                                25%                14%             8%            23%          23%
-------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 4.82% to 4.83%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                            ALABAMA FUND -- CLASS B
                                  ---------------------------------------------------------------------------
                                                             YEAR ENDED AUGUST 31,
                                  ---------------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)        1999(2)        1998
-------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $10.960            $10.350        $10.370        $11.040      $10.850
-------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.440            $ 0.444        $ 0.449        $ 0.447      $ 0.455
Net realized and unrealized
   gain (loss)                          (0.050)             0.611         (0.017)        (0.657)       0.200
-------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.390            $ 1.055        $ 0.432        $(0.210)     $ 0.655
-------------------------------------------------------------------------------------------------------------

Less distributions*
-------------------------------------------------------------------------------------------------------------
From net investment income             $(0.440)           $(0.445)       $(0.452)       $(0.460)     $(0.465)
-------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.440)           $(0.445)       $(0.452)       $(0.460)     $(0.465)
-------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $10.910            $10.960        $10.350        $10.370      $11.040
-------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           3.70%             10.45%          4.38%         (2.02)%       6.17%
-------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $56,363            $57,782        $59,904        $75,475      $89,321
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            1.57%              1.58%          1.62%          1.54%        1.57%
   Expenses after custodian
      fee reduction(4)                    1.56%              1.56%          1.61%          1.53%        1.55%
   Net investment income                  4.09%              4.20%          4.48%          4.11%        4.15%
Portfolio Turnover of the
   Portfolio                                25%                14%             8%            23%          23%
-------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 4.08% to 4.09%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                           ARKANSAS FUND -- CLASS A
                                  ---------------------------------------------------------------------------
                                                             YEAR ENDED AUGUST 31,
                                  ---------------------------------------------------------------------------
                                      2002(1)(2)          2001        2000(2)        1999(2)        1998(2)
-------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $ 9.960          $ 9.520       $ 9.510        $10.070        $ 9.810
-------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.486          $ 0.495       $ 0.489        $ 0.497        $ 0.492
Net realized and unrealized
   gain (loss)                           0.023            0.439         0.020         (0.555)         0.272
-------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.509          $ 0.934       $ 0.509        $(0.058)       $ 0.764
-------------------------------------------------------------------------------------------------------------

Less distributions*
-------------------------------------------------------------------------------------------------------------
From net investment income             $(0.489)         $(0.494)      $(0.499)       $(0.502)       $(0.504)
-------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.489)         $(0.494)      $(0.499)       $(0.502)       $(0.504)
-------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $ 9.980          $ 9.960       $ 9.520        $ 9.510        $10.070
-------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           5.31%           10.08%         5.62%         (0.67)%         7.95%
-------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $ 7,383          $ 5,162       $ 4,757        $ 4,167        $ 1,286
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.81%            0.77%         0.84%          0.71%          0.73%
   Expenses after custodian
      fee reduction(4)                    0.80%            0.75%         0.83%          0.69%          0.72%
   Net investment income                  4.95%            5.11%         5.25%          4.94%          4.93%
Portfolio Turnover of the
   Portfolio                                23%               9%           14%            24%            13%
-------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.001, decrease net realized and unrealized gains per share by $0.001 and increase the ratio of net investment income to average net assets from 4.94% to 4.95%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                           ARKANSAS FUND -- CLASS B
                                  ---------------------------------------------------------------------------
                                                             YEAR ENDED AUGUST 31,
                                  ---------------------------------------------------------------------------
                                      2002(1)(2)          2001        2000(2)        1999(2)        1998(2)
-------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $10.690          $10.210       $10.190        $10.800        $10.510
-------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.447          $ 0.453       $ 0.454        $ 0.443        $ 0.442
Net realized and unrealized
   gain (loss)                           0.028            0.472         0.011         (0.605)         0.298
-------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.475          $ 0.925       $ 0.465        $(0.162)       $ 0.740
-------------------------------------------------------------------------------------------------------------

Less distributions*
-------------------------------------------------------------------------------------------------------------
From net investment income             $(0.445)         $(0.445)      $(0.445)       $(0.448)       $(0.450)
-------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.445)         $(0.445)      $(0.445)       $(0.448)       $(0.450)
-------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $10.720          $10.690       $10.210        $10.190        $10.800
-------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           4.60%            9.27%         4.75%         (1.60)%         7.19%
-------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $35,711          $37,059       $37,340        $46,077        $54,655
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            1.56%            1.52%         1.58%          1.56%          1.53%
   Expenses after custodian
      fee reduction(4)                    1.55%            1.50%         1.57%          1.54%          1.52%
   Net investment income                  4.24%            4.36%         4.56%          4.17%          4.14%
Portfolio Turnover of the
   Portfolio                                23%               9%           14%            24%            13%
-------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.001, decrease net realized and unrealized gains per share by $0.001 and increase the ratio of net investment income to average net assets from 4.23% to 4.24%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                          GEORGIA FUND -- CLASS A
                                  ------------------------------------------------------------------------
                                                           YEAR ENDED AUGUST 31,
                                  ------------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000        1999(2)        1998
----------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $ 9.480            $ 9.020      $ 8.990       $ 9.730      $ 9.500
----------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.485            $ 0.470      $ 0.479       $ 0.476      $ 0.476
Net realized and unrealized
   gain (loss)                          (0.089)             0.463        0.031        (0.730)       0.245
----------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.396            $ 0.933      $ 0.510       $(0.254)     $ 0.721
----------------------------------------------------------------------------------------------------------

Less distributions*
----------------------------------------------------------------------------------------------------------
From net investment income             $(0.466)           $(0.473)     $(0.480)      $(0.486)     $(0.491)
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.466)           $(0.473)     $(0.480)      $(0.486)     $(0.491)
----------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $ 9.410            $ 9.480      $ 9.020       $ 8.990      $ 9.730
----------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           4.38%             10.65%        6.00%        (2.78)%       7.75%
----------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $ 3,425            $ 8,441      $ 7,614       $ 2,554      $ 2,043
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.85%              0.80%        0.79%         0.80%        0.83%
   Expenses after custodian
      fee reduction(4)                    0.84%              0.77%        0.77%         0.76%        0.82%
   Net investment income                  5.24%              5.12%        5.29%         4.97%        4.92%
Portfolio Turnover of the
   Portfolio                                18%                 8%          13%           38%          19%
----------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 5.23% to 5.24%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                          GEORGIA FUND -- CLASS B
                                  ------------------------------------------------------------------------
                                                           YEAR ENDED AUGUST 31,
                                  ------------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000        1999(2)        1998
----------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $10.120            $ 9.630      $ 9.600       $10.380      $10.140
----------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.439            $ 0.429      $ 0.426       $ 0.433      $ 0.434
Net realized and unrealized
   gain (loss)                          (0.086)             0.493        0.039        (0.771)       0.261
----------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.353            $ 0.922      $ 0.465       $(0.338)     $ 0.695
----------------------------------------------------------------------------------------------------------

Less distributions*
----------------------------------------------------------------------------------------------------------
From net investment income             $(0.423)           $(0.432)     $(0.435)      $(0.442)     $(0.455)
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.423)           $(0.432)     $(0.435)      $(0.442)     $(0.455)
----------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $10.050            $10.120      $ 9.630       $ 9.600      $10.380
----------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           3.64%              9.82%        5.09%        (3.44)%       7.00%
----------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $52,400            $55,051      $55,245       $68,432      $84,830
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            1.60%              1.56%        1.58%         1.55%        1.56%
   Expenses after custodian
      fee reduction(4)                    1.59%              1.53%        1.56%         1.51%        1.55%
   Net investment income                  4.43%              4.38%        4.64%         4.24%        4.22%
Portfolio Turnover of the
   Portfolio                                18%                 8%          13%           38%          19%
----------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 4.42% to 4.43%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                           KENTUCKY FUND -- CLASS A
                                  ---------------------------------------------------------------------------
                                                             YEAR ENDED AUGUST 31,
                                  ---------------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000        1999(2)        1998(2)
-------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $ 9.500            $ 9.160      $ 9.410       $ 9.910        $ 9.680
-------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.463            $ 0.446      $ 0.498       $ 0.493        $ 0.497
Net realized and unrealized
   gain (loss)                          (0.091)             0.378       (0.246)       (0.491)         0.235
-------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS           $ 0.372            $ 0.824      $ 0.252       $ 0.002        $ 0.732
-------------------------------------------------------------------------------------------------------------

Less distributions*
-------------------------------------------------------------------------------------------------------------
From net investment income             $(0.452)           $(0.484)     $(0.502)      $(0.502)       $(0.502)
-------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.452)           $(0.484)     $(0.502)      $(0.502)       $(0.502)
-------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $ 9.420            $ 9.500      $ 9.160       $ 9.410        $ 9.910
-------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           4.09%              9.26%        2.87%        (0.05)%         7.72%
-------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $ 3,103            $ 7,645      $ 5,858       $ 1,387        $ 1,303
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.80%              0.85%        0.82%         0.83%          0.83%
   Expenses after custodian
      fee reduction(4)                    0.79%              0.81%        0.80%         0.81%          0.82%
   Net investment income                  4.97%              4.79%        5.40%         5.03%          5.05%
Portfolio Turnover of the
   Portfolio                                 5%                15%          11%           11%            15%
-------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.002, increase net realized and unrealized losses per share by $0.002 and increase the ratio of net investment income to average net assets from 4.95% to 4.97%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                           KENTUCKY FUND -- CLASS B
                                  ---------------------------------------------------------------------------
                                                             YEAR ENDED AUGUST 31,
                                  ---------------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000        1999(2)        1998(2)
-------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $10.250            $ 9.870      $10.120       $10.660       $ 10.410
-------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.418            $ 0.406      $ 0.451       $ 0.453       $  0.456
Net realized and unrealized
   gain (loss)                          (0.098)             0.416       (0.241)       (0.533)         0.254
-------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.320            $ 0.822      $ 0.210       $(0.080)      $  0.710
-------------------------------------------------------------------------------------------------------------

Less distributions*
-------------------------------------------------------------------------------------------------------------
From net investment income             $(0.410)           $(0.442)     $(0.460)      $(0.460)      $ (0.460)
-------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.410)           $(0.442)     $(0.460)      $(0.460)      $ (0.460)
-------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $10.160            $10.250      $ 9.870       $10.120       $ 10.660
-------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           3.26%              8.56%        2.21%        (0.84)%         6.97%
-------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $66,312            $72,000      $75,590       $96,005       $111,015
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            1.55%              1.59%        1.62%         1.56%          1.57%
   Expenses after custodian
      fee reduction(4)                    1.54%              1.55%        1.60%         1.54%          1.56%
   Net investment income                  4.17%              4.08%        4.67%         4.30%          4.32%
Portfolio Turnover of the
   Portfolio                                 5%                15%          11%           11%            15%
-------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.002, increase net realized and unrealized losses per share by $0.002 and increase the ratio of net investment income to average net assets from 4.15% to 4.17%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                         LOUISIANA FUND -- CLASS A
                                  ------------------------------------------------------------------------
                                                           YEAR ENDED AUGUST 31,
                                  ------------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)        1999        1998
----------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $ 9.810            $ 9.240        $ 9.240      $ 9.990     $ 9.750
----------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.486            $ 0.463        $ 0.472      $ 0.486     $ 0.480
Net realized and unrealized
   gain (loss)                          (0.047)             0.573          0.001       (0.735)      0.294
----------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.439            $ 1.036        $ 0.473      $(0.249)    $ 0.774
----------------------------------------------------------------------------------------------------------

Less distributions*
----------------------------------------------------------------------------------------------------------
From net investment income             $(0.459)           $(0.466)       $(0.473)     $(0.501)    $(0.534)
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.459)           $(0.466)       $(0.473)     $(0.501)    $(0.534)
----------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $ 9.790            $ 9.810        $ 9.240      $ 9.240     $ 9.990
----------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           4.66%             11.51%          5.43%       (2.73)%      8.13%
----------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $ 5,885            $ 5,555        $ 4,566      $ 4,102     $ 4,886
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.80%              0.83%          0.73%        0.63%       0.71%
   Expenses after custodian
      fee reduction(4)                    0.78%              0.80%          0.69%        0.60%       0.66%
   Net investment income                  5.05%              4.88%          5.28%        4.93%       4.79%
Portfolio Turnover of the
   Portfolio                                25%                14%            14%          20%         43%
----------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.015, increase net realized and unrealized losses per share by $0.015 and increase the ratio of net investment income to average net assets from 4.90% to 5.05%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                         LOUISIANA FUND -- CLASS B
                                  ------------------------------------------------------------------------
                                                           YEAR ENDED AUGUST 31,
                                  ------------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)        1999        1998
----------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $10.380            $ 9.770        $ 9.760      $10.570     $10.310
----------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.438            $ 0.414        $ 0.424      $ 0.429     $ 0.436
Net realized and unrealized
   gain (loss)                          (0.056)             0.615          0.008       (0.790)      0.306
----------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.382            $ 1.029        $ 0.432      $(0.361)    $ 0.742
----------------------------------------------------------------------------------------------------------

Less distributions*
----------------------------------------------------------------------------------------------------------
From net investment income             $(0.412)           $(0.419)       $(0.422)     $(0.449)    $(0.482)
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.412)           $(0.419)       $(0.422)     $(0.449)    $(0.482)
----------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $10.350            $10.380        $ 9.770      $ 9.760     $10.570
----------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           3.82%             10.78%          4.66%       (3.63)%      7.37%
----------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $23,393            $23,584        $23,779      $28,542     $31,536
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            1.55%              1.59%          1.55%        1.47%       1.49%
   Expenses after custodian
      fee reduction(4)                    1.53%              1.56%          1.51%        1.44%       1.44%
   Net investment income                  4.30%              4.14%          4.49%        4.08%       4.18%
Portfolio Turnover of the
   Portfolio                                25%                14%            14%          20%         43%
----------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.015, increase net realized and unrealized losses per share by $0.015 and increase the ratio of net investment income to average net assets from 4.15% to 4.30%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                           MARYLAND FUND -- CLASS A
                                  ---------------------------------------------------------------------------
                                                             YEAR ENDED AUGUST 31,
                                  ---------------------------------------------------------------------------
                                      2002(1)(2)          2001        2000(2)        1999(2)        1998(2)
-------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $ 9.700          $ 9.160       $ 9.230        $10.050        $ 9.810
-------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.452          $ 0.462       $ 0.445        $ 0.451        $ 0.476
Net realized and unrealized
   gain (loss)                          (0.003)(5)        0.511        (0.065)        (0.785)         0.262
-------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.449          $ 0.973       $ 0.380        $(0.334)       $ 0.738
-------------------------------------------------------------------------------------------------------------

Less distributions*
-------------------------------------------------------------------------------------------------------------
From net investment income             $(0.449)         $(0.433)      $(0.450)       $(0.486)       $(0.498)
-------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.449)         $(0.433)      $(0.450)       $(0.486)       $(0.498)
-------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $ 9.700          $ 9.700       $ 9.160        $ 9.230        $10.050
-------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           4.80%           10.88%         4.35%         (3.47)%         7.68%
-------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $10,820          $ 6,331       $ 3,200        $ 3,574        $ 1,625
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.85%            0.83%         0.73%          0.81%          0.82%
   Expenses after custodian
      fee reduction(4)                    0.83%            0.78%         0.71%          0.78%          0.78%
   Net investment income                  4.73%            4.99%         4.98%          4.65%          4.76%
Portfolio Turnover of the
   Portfolio                                25%              18%            9%            31%            30%
-------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by less than $0.001, increase net realized and unrealized losses per share by less than $0.001 and increase the ratio of net investment income to average net assets by less than 0.01%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5) Per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                           MARYLAND FUND -- CLASS B
                                  ---------------------------------------------------------------------------
                                                             YEAR ENDED AUGUST 31,
                                  ---------------------------------------------------------------------------
                                      2002(1)(2)          2001        2000(2)        1999(2)        1998(2)
-------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $10.580          $10.000       $10.080        $10.980       $ 10.710
-------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.419          $ 0.431       $ 0.401        $ 0.425       $  0.441
Net realized and unrealized
   gain (loss)                          (0.007)(5)        0.546        (0.067)        (0.874)         0.291
-------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.412          $ 0.977       $ 0.334        $(0.449)      $  0.732
-------------------------------------------------------------------------------------------------------------

Less distributions*
-------------------------------------------------------------------------------------------------------------
From net investment income             $(0.412)         $(0.397)      $(0.414)       $(0.451)      $ (0.462)
-------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.412)         $(0.397)      $(0.414)       $(0.451)      $ (0.462)
-------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $10.580          $10.580       $10.000        $10.080       $ 10.980
-------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           4.02%            9.98%         3.50%         (4.25)%         6.98%
-------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $74,435          $75,790       $78,272        $91,321       $103,307
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            1.60%            1.57%         1.60%          1.58%          1.56%
   Expenses after custodian
      fee reduction(4)                    1.58%            1.52%         1.58%          1.55%          1.52%
   Net investment income                  4.02%            4.21%         4.11%          3.98%          4.05%
Portfolio Turnover of the
   Portfolio                                25%              18%            9%            31%            30%
-------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by less than $0.001, increase net realized and unrealized losses per share by less than $0.001 and increase the ratio of net investment income to average net assets by less than 0.01%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5) Per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                       MISSOURI FUND -- CLASS A
                                  ------------------------------------------------------------------
                                                        YEAR ENDED AUGUST 31,
                                  ------------------------------------------------------------------
                                      2002(1)(2)          2001        2000        1999        1998
----------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $10.130          $ 9.550     $ 9.630     $10.270     $ 9.930
----------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------
Net investment income                  $ 0.520          $ 0.520     $ 0.520     $ 0.495     $ 0.503
Net realized and unrealized
   gain (loss)                          (0.043)           0.561      (0.103)     (0.638)      0.334
----------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.477          $ 1.081     $ 0.417     $(0.143)    $ 0.837
----------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------
From net investment income             $(0.517)         $(0.501)    $(0.497)    $(0.497)    $(0.497)
----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.517)         $(0.501)    $(0.497)    $(0.497)    $(0.497)
----------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $10.090          $10.130     $ 9.550     $ 9.630     $10.270
----------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           4.92%           11.65%       4.60%      (1.52)%      8.61%
----------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $ 6,301          $ 4,378     $ 4,132     $ 4,692     $ 2,665
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.80%            0.82%       0.81%       0.72%       0.79%
   Expenses after custodian
      fee reduction(4)                    0.79%            0.80%       0.80%       0.70%       0.77%
   Net investment income                  5.24%            5.34%       5.54%       5.10%       5.00%
Portfolio Turnover of the
   Portfolio                                 8%               8%          8%         21%         11%
----------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 5.23% to 5.24%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                       MISSOURI FUND -- CLASS B
                                  ------------------------------------------------------------------
                                                        YEAR ENDED AUGUST 31,
                                  ------------------------------------------------------------------
                                      2002(1)(2)          2001        2000        1999        1998
----------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $11.190          $10.550     $10.650     $11.380     $11.010
----------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------
Net investment income                  $ 0.494          $ 0.493     $ 0.486     $ 0.471     $ 0.477
Net realized and unrealized
   gain (loss)                          (0.053)           0.622      (0.121)     (0.736)      0.364
----------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.441          $ 1.115     $ 0.365     $(0.265)    $ 0.841
----------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------
From net investment income             $(0.491)         $(0.475)    $(0.465)    $(0.465)    $(0.471)
----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.491)         $(0.475)    $(0.465)    $(0.465)    $(0.471)
----------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $11.140          $11.190     $10.550     $10.650     $11.380
----------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           4.09%           10.84%       3.62%      (2.46)%      7.81%
----------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $52,305          $53,027     $54,531     $63,470     $71,586
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            1.55%            1.57%       1.62%       1.56%       1.56%
   Expenses after custodian
      fee reduction(4)                    1.54%            1.55%       1.61%       1.54%       1.54%
   Net investment income                  4.50%            4.54%       4.69%       4.19%       4.25%
Portfolio Turnover of the
   Portfolio                                 8%               8%          8%         21%         11%
----------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 4.49% to 4.50%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                          NORTH CAROLINA FUND -- CLASS A
                                  ------------------------------------------------------------------------------
                                                              YEAR ENDED AUGUST 31,
                                  ------------------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)        1999(2)        1998(2)
----------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $ 9.670            $ 9.260        $ 9.260        $ 9.880        $ 9.610
----------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.467            $ 0.477        $ 0.481        $ 0.483        $ 0.490
Net realized and unrealized
   gain (loss)                          (0.085)             0.403          0.003         (0.616)         0.282
----------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.382            $ 0.880        $ 0.484        $(0.133)       $ 0.772
----------------------------------------------------------------------------------------------------------------

Less distributions*
----------------------------------------------------------------------------------------------------------------
From net investment income             $(0.452)           $(0.470)       $(0.484)       $(0.487)       $(0.502)
----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.452)           $(0.470)       $(0.484)       $(0.487)       $(0.502)
----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $ 9.600            $ 9.670        $ 9.260        $ 9.260        $ 9.880
----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           4.12%              9.77%          5.51%         (1.46)%         8.22%
----------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $ 9,036            $ 7,917        $12,696        $12,697        $12,967
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.83%              0.84%          0.85%          0.79%          0.83%
   Expenses after custodian
      fee reduction(4)                    0.83%              0.81%          0.82%          0.78%          0.80%
   Net investment income                  4.93%              5.09%          5.34%          4.97%          5.03%
Portfolio Turnover of the
   Portfolio                                21%                28%            17%             3%            26%
----------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 4.92% to 4.93%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                          NORTH CAROLINA FUND -- CLASS B
                                  ------------------------------------------------------------------------------
                                                              YEAR ENDED AUGUST 31,
                                  ------------------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)        1999(2)        1998(2)
----------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $10.390            $ 9.970        $ 9.960       $ 10.630       $ 10.340
----------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.427            $ 0.431        $ 0.449       $  0.438       $  0.447
Net realized and unrealized
   gain (loss)                          (0.099)             0.423          0.006         (0.662)         0.303
----------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.328            $ 0.854        $ 0.455       $ (0.224)      $  0.750
----------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------
From net investment income             $(0.408)           $(0.434)       $(0.445)      $ (0.446)      $ (0.460)
----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS*                   $(0.408)           $(0.434)       $(0.445)      $ (0.446)      $ (0.460)
----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $10.310            $10.390        $ 9.970       $  9.960       $ 10.630
----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           3.29%              8.78%          4.79%         (2.24)%         7.42%
----------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $86,499            $92,747        $97,244       $116,110       $139,325
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            1.58%              1.59%          1.57%          1.58%          1.58%
   Expenses after custodian
      fee reduction(4)                    1.58%              1.56%          1.54%          1.57%          1.55%
   Net investment income                  4.20%              4.26%          4.63%          4.19%          4.26%
Portfolio Turnover of the
   Portfolio                                21%                28%            17%             3%            26%
----------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 4.19% to 4.20%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                            OREGON FUND -- CLASS A
                                  ---------------------------------------------------------------------------
                                                             YEAR ENDED AUGUST 31,
                                  ---------------------------------------------------------------------------
                                      2002(1)(2)          2001        2000(2)        1999(2)        1998(2)
-------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $ 9.720          $ 9.370       $ 9.380        $ 9.870        $ 9.600
-------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.489          $ 0.484       $ 0.490        $ 0.489        $ 0.483
Net realized and unrealized
   gain (loss)                          (0.031)           0.354        (0.012)        (0.491)         0.275
-------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.458          $ 0.838       $ 0.478        $(0.002)       $ 0.758
-------------------------------------------------------------------------------------------------------------

Less distributions*
-------------------------------------------------------------------------------------------------------------
From net investment income             $(0.488)         $(0.488)      $(0.488)       $(0.488)       $(0.488)
-------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.488)         $(0.488)      $(0.488)       $(0.488)       $(0.488)
-------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $ 9.690          $ 9.720       $ 9.370        $ 9.380        $ 9.870
-------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           4.90%            9.20%         5.39%         (0.11)%         8.08%
-------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $ 7,638          $ 5,367       $ 3,459        $ 2,658        $   914
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.81%            0.83%         0.75%          0.71%          0.78%
   Expenses after custodian
      fee reduction(4)                    0.80%            0.82%         0.74%          0.70%          0.78%
   Net investment income                  5.11%            5.09%         5.38%          5.02%          4.95%
Portfolio Turnover of the
   Portfolio                                21%              13%           25%            35%             9%
-------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.003, increase net realized and unrealized losses per share by $0.003 and increase the ratio of net investment income to average net assets from 5.08% to 5.11%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                            OREGON FUND -- CLASS B
                                  ---------------------------------------------------------------------------
                                                             YEAR ENDED AUGUST 31,
                                  ---------------------------------------------------------------------------
                                      2002(1)(2)          2001        2000(2)        1999(2)        1998(2)
-------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $10.630          $10.250       $10.260        $10.800       $ 10.510
-------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.459          $ 0.452       $ 0.452        $ 0.449       $  0.450
Net realized and unrealized
   gain (loss)                          (0.035)           0.380        (0.010)        (0.537)         0.292
-------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.424          $ 0.832       $ 0.442        $(0.088)      $  0.742
-------------------------------------------------------------------------------------------------------------

Less distributions*
-------------------------------------------------------------------------------------------------------------
From net investment income             $(0.454)         $(0.452)      $(0.452)       $(0.452)      $ (0.452)
-------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.454)         $(0.452)      $(0.452)       $(0.452)      $ (0.452)
-------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $10.600          $10.630       $10.250        $10.260       $ 10.800
-------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           4.13%            8.32%         4.52%         (0.92)%         7.22%
-------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $75,861          $78,458       $79,756        $91,295       $102,571
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            1.56%            1.58%         1.60%          1.57%          1.56%
   Expenses after custodian
      fee reduction(4)                    1.55%            1.57%         1.59%          1.56%          1.56%
   Net investment income                  4.39%            4.37%         4.56%          4.19%          4.22%
Portfolio Turnover of the
   Portfolio                                21%              13%           25%            35%             9%
-------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.003, increase net realized and unrealized losses per share by $0.003 and increase the ratio of net investment income to average net assets from 4.36% to 4.39%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                     SOUTH CAROLINA FUND -- CLASS A
                                  ---------------------------------------------------------------------
                                                          YEAR ENDED AUGUST 31,
                                  ---------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000        1999        1998
-------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $ 9.710            $ 9.200      $ 9.320     $10.090     $ 9.760
-------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.483            $ 0.483      $ 0.502     $ 0.490     $ 0.495
Net realized and unrealized
   gain (loss)                          (0.052)             0.520       (0.123)     (0.767)      0.328
-------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.431            $ 1.003      $ 0.379     $(0.277)    $ 0.823
-------------------------------------------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------------------------------------------
From net investment income             $(0.481)           $(0.493)     $(0.499)    $(0.493)    $(0.493)
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.481)           $(0.493)     $(0.499)    $(0.493)    $(0.493)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $ 9.660            $ 9.710      $ 9.200     $ 9.320     $10.090
-------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           4.61%             11.24%        4.30%      (2.91)%      8.62%
-------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $ 8,907            $ 4,236      $ 1,553     $ 1,757     $ 1,316
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.80%              0.75%        0.70%       0.78%       0.77%
   Expenses after custodian
      fee reduction(4)                    0.78%              0.70%        0.68%       0.75%       0.76%
   Net investment income                  5.05%              5.14%        5.54%       4.98%       5.03%
Portfolio Turnover of the
   Portfolio                                15%                21%          12%         26%         21%
-------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.003, increase net realized and unrealized losses per share by $0.003 and increase the ratio of net investment income to average net assets from 5.02% to 5.05%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                     SOUTH CAROLINA FUND -- CLASS B
                                  ---------------------------------------------------------------------
                                                          YEAR ENDED AUGUST 31,
                                  ---------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000        1999        1998
-------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $10.300            $ 9.760      $ 9.900     $10.720     $10.380
-------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.441            $ 0.445      $ 0.446     $ 0.448     $ 0.455
Net realized and unrealized
   gain (loss)                          (0.057)             0.542       (0.134)     (0.820)      0.352
-------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.384            $ 0.987      $ 0.312     $(0.372)    $ 0.807
-------------------------------------------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------------------------------------------
From net investment income             $(0.434)           $(0.447)     $(0.452)    $(0.448)    $(0.467)
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.434)           $(0.447)     $(0.452)    $(0.448)    $(0.467)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $10.250            $10.300      $ 9.760     $ 9.900     $10.720
-------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           3.87%             10.39%        3.32%      (3.63)%      7.96%
-------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $37,935            $35,378      $33,452     $42,600     $48,562
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            1.56%              1.49%        1.59%       1.51%       1.52%
   Expenses after custodian
      fee reduction(4)                    1.54%              1.44%        1.57%       1.48%       1.51%
   Net investment income                  4.35%              4.84%        4.65%       4.26%       4.30%
Portfolio Turnover of the
   Portfolio                                15%                21%          12%         26%         21%
-------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.003, increase net realized and unrealized losses per share by $0.003 and increase the ratio of net investment income to average net assets from 4.32% to 4.35%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                         TENNESSEE FUND -- CLASS A
                                  ------------------------------------------------------------------------
                                                           YEAR ENDED AUGUST 31,
                                  ------------------------------------------------------------------------
                                      2002(1)(2)          2001        2000(2)        1999        1998(2)
----------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $ 9.920          $ 9.480       $ 9.460      $ 9.980       $ 9.740
----------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.479          $ 0.484       $ 0.482      $ 0.489       $ 0.491
Net realized and unrealized
   gain (loss)                          (0.011)           0.434         0.020       (0.519)        0.257
----------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.468          $ 0.918       $ 0.502      $(0.030)      $ 0.748
----------------------------------------------------------------------------------------------------------

Less distributions*
----------------------------------------------------------------------------------------------------------
From net investment income             $(0.478)         $(0.478)      $(0.482)     $(0.490)      $(0.508)
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.478)         $(0.478)      $(0.482)     $(0.490)      $(0.508)
----------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $ 9.910          $ 9.920       $ 9.480      $ 9.460       $ 9.980
----------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           4.91%            9.94%         5.57%       (0.39)%        7.85%
----------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $ 6,672          $ 4,654       $ 3,557      $ 2,870       $ 3,413
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.76%            0.76%         0.83%        0.70%         0.67%
   Expenses after custodian
      fee reduction(4)                    0.74%            0.72%         0.81%        0.69%         0.65%
   Net investment income                  4.91%            5.03%         5.23%        4.96%         4.94%
Portfolio Turnover of the
   Portfolio                                19%              11%            9%          13%           21%
----------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by less than $0.001, increase net realized and unrealized losses per share by less than $0.001 and increase the ratio of net investment income to average net asets by less than 0.01%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                         TENNESSEE FUND -- CLASS B
                                  ------------------------------------------------------------------------
                                                           YEAR ENDED AUGUST 31,
                                  ------------------------------------------------------------------------
                                      2002(1)(2)          2001        2000(2)        1999        1998(2)
----------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $10.800          $10.320       $10.280      $10.840       $10.580
----------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.444          $ 0.451       $ 0.452      $ 0.446       $ 0.444
Net realized and unrealized
   gain (loss)                          (0.004)           0.466         0.023       (0.564)        0.266
----------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.440          $ 0.917       $ 0.475      $(0.118)      $ 0.710
----------------------------------------------------------------------------------------------------------

Less distributions*
----------------------------------------------------------------------------------------------------------
From net investment income             $(0.440)         $(0.437)      $(0.435)     $(0.442)      $(0.450)
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.440)         $(0.437)      $(0.435)     $(0.442)      $(0.450)
----------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $10.800          $10.800       $10.320      $10.280       $10.840
----------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           4.22%            9.09%         4.82%       (1.19)%        6.86%
----------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $41,087          $42,550       $41,372      $46,389       $50,090
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            1.51%            1.51%         1.57%        1.51%         1.52%
   Expenses after custodian
      fee reduction(4)                    1.49%            1.47%         1.55%        1.50%         1.50%
   Net investment income                  4.19%            4.30%         4.50%        4.15%         4.14%
Portfolio Turnover of the
   Portfolio                                19%              11%            9%          13%           21%
----------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by less than $0.001, increase net realized and unrealized losses per share by less than $0.001 and increase the ratio of net investment income to average net asets by less than 0.01%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                           VIRGINIA FUND -- CLASS A
                                  ---------------------------------------------------------------------------
                                                             YEAR ENDED AUGUST 31,
                                  ---------------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)        1999        1998(2)
-------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $ 9.700            $ 9.220        $ 9.300      $ 9.870       $ 9.620
-------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.475            $ 0.464        $ 0.481      $ 0.503       $ 0.483
Net realized and unrealized
   gain (loss)                          (0.119)             0.492         (0.072)      (0.582)        0.277
-------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.356            $ 0.956        $ 0.409      $(0.079)      $ 0.760
-------------------------------------------------------------------------------------------------------------

Less distributions*
-------------------------------------------------------------------------------------------------------------
From net investment income             $(0.456)           $(0.476)       $(0.489)     $(0.491)      $(0.510)
-------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.456)           $(0.476)       $(0.489)     $(0.491)      $(0.510)
-------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $ 9.600            $ 9.700        $ 9.220      $ 9.300       $ 9.870
-------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           3.82%             10.66%          4.66%       (0.90)%        8.08%
-------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $ 8,357            $ 7,164        $ 3,632      $ 3,528       $ 2,117
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.82%              0.84%          0.81%        0.73%         0.85%
   Expenses after custodian
      fee reduction(4)                    0.82%              0.82%          0.80%        0.71%         0.83%
   Net investment income                  4.99%              4.89%          5.34%        5.00%         4.92%
Portfolio Turnover of the
   Portfolio                                33%                39%            23%          17%            8%
-------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 4.98% to 4.99%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                            VIRGINIA FUND -- CLASS B
                                  ----------------------------------------------------------------------------
                                                             YEAR ENDED AUGUST 31,
                                  ----------------------------------------------------------------------------
                                      2002(1)(2)          2001(2)        2000(2)        1999         1998(2)
--------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                             $ 10.730          $ 10.200       $ 10.290      $ 10.930      $ 10.630
--------------------------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------------------------
Net investment income                  $  0.448          $  0.435       $  0.456      $  0.450      $  0.454
Net realized and unrealized
   gain (loss)                           (0.124)            0.545         (0.083)       (0.629)        0.312
--------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $  0.324          $  0.980       $  0.373      $ (0.179)     $  0.766
--------------------------------------------------------------------------------------------------------------

Less distributions*
--------------------------------------------------------------------------------------------------------------
From net investment income             $ (0.424)         $ (0.450)      $ (0.463)     $ (0.461)     $ (0.466)
--------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $ (0.424)         $ (0.450)      $ (0.463)     $ (0.461)     $ (0.466)
--------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR         $ 10.630          $ 10.730       $ 10.200      $ 10.290      $ 10.930
--------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                            3.14%             9.86%          3.80%        (1.75)%        7.37%
--------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                            $110,881          $114,367       $111,662      $133,522      $148,902
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                             1.57%             1.60%          1.60%         1.58%         1.59%
   Expenses after custodian
      fee reduction(4)                     1.57%             1.58%          1.59%         1.56%         1.57%
   Net investment income                   4.25%             4.19%          4.57%         4.19%         4.21%
Portfolio Turnover of the
   Portfolio                                 33%               39%            23%           17%            8%
--------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 4.24% to 4.25%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 * Certain prior year amounts have been reclasified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Municipals Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of twenty-eight Funds, twelve of which, each diversified, are included in these financial statements. They include Eaton Vance Alabama Municipals Fund (Alabama Fund), Eaton Vance Arkansas Municipals Fund (Arkansas Fund), Eaton Vance Georgia Municipals Fund (Georgia Fund), Eaton Vance Kentucky Municipals Fund (Kentucky Fund), Eaton Vance Louisiana Municipals Fund (Louisiana Fund), Eaton Vance Maryland Municipals Fund (Maryland Fund), Eaton Vance Missouri Municipals Fund (Missouri Fund), Eaton Vance North Carolina Municipals Fund (North Carolina Fund), Eaton Vance Oregon Municipals Fund (Oregon Fund), Eaton Vance South Carolina Municipals Fund (South Carolina Fund), Eaton Vance Tennessee Municipals Fund (Tennessee Fund) and Eaton Vance Virginia Municipals Fund (Virginia Fund), (collectively, the Funds). The Funds offer two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares are sold at net asset value and are subject to a declining contingent deferred sales charge (see
   Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding Fund. The Alabama Fund invests its assets in the Alabama Municipals Portfolio, the Arkansas Fund invests its assets in the Arkansas Municipals Portfolio, the Georgia Fund invests its assets in the Georgia Municipals Portfolio, the Kentucky Fund invests its assets in the Kentucky Municipals Portfolio, the Louisiana Fund invests its assets in the Louisiana Municipals Portfolio, the Maryland Fund invests its assets in the Maryland Municipals Portfolio, the Missouri Fund invests its assets in the Missouri Municipals Portfolio, the North Carolina Fund invests its assets in the North Carolina Municipals Portfolio, the Oregon Fund invests its assets in the Oregon Municipals Portfolio, the South Carolina Fund invests its assets in the South Carolina Municipals Portfolio, the Tennessee Fund invests its assets in the Tennessee Municipals Portfolio and the Virginia Fund invests its assets in the Virginia Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (approximately 99.9% at August 31, 2002 for each Fund). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Valuation of securities by the Portfolios is discussed in Note 1A of the Portfolios' Notes to Financial Statements, which are included elsewhere in this report.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount. Effective September 1, 2001, the Funds, through their investment in the Portfolios, adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed-income securities using the interest method of amortization. Prior to September 1, 2001, the Funds, through their investment in the Portfolios, amortized premiums on fixed-income securities using the proportional method of amortization. The cumulative effect of this accounting change had no impact on the Funds' net assets, but resulted in the following

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   reclassification of the components of net assets as of August 31, 2001, based on securities held by the Portfolios as of that date:

                                              INCREASE IN COST  DECREASE IN
                                              OF INVESTMENTS    NET UNREALIZED
    FUND                                      IN PORTFOLIO      APPRECIATION
    --------------------------------------------------------------------------
    Alabama                                   $          6,668  $       (6,668)
    Arkansas                                            27,237         (27,237)
    Georgia                                             63,024         (63,024)
    Kentucky                                            20,056         (20,056)
    Louisiana                                          195,353        (195,353)
    Maryland                                            11,981         (11,981)
    Missouri                                            16,133         (16,133)
    North Carolina                                      52,943         (52,943)
    Oregon                                              90,485         (90,485)
    South Carolina                                      53,993         (53,993)
    Tennessee                                            1,442          (1,442)
    Virginia                                            23,488         (23,488)

   The effect of this change for the year ended August 31, 2002 was to increase net investment income, increase (decrease) net realized gain (loss), and increase (decrease) net unrealized appreciation (depreciation) by the following amounts:

                                                                            NET UNREALIZED
                                              NET INVESTMENT  NET REALIZED  APPRECIATION
    FUND                                      INCOME          GAIN (LOSS)   (DEPRECIATION)
    --------------------------------------------------------------------------------------
    Alabama                                   $        3,167  $     (2,167) $       (1,000)
    Arkansas                                           4,566        (8,384)          3,818
    Georgia                                            7,178        (3,322)         (3,856)
    Kentucky                                          13,509          (102)        (13,407)
    Louisiana                                         44,901        (2,382)        (42,519)
    Maryland                                           4,627        (1,367)         (3,260)
    Missouri                                           3,351          (551)         (2,800)
    North Carolina                                    12,046        (6,448)         (5,598)
    Oregon                                            24,116          (527)        (23,589)
    South Carolina                                    13,825        (4,322)         (9,503)
    Tennessee                                          1,183        (1,539)            356
    Virginia                                          11,547       (11,926)            379

   The statement of change in net assets and financial highlights for the prior periods have not been restated to reflect these changes.

 C Federal Taxes -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 2002, the Funds, for federal income tax purposes, had capital loss carryovers which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. A portion of such capital loss carryovers were acquired through a Fund reorganization and may be subject to certain limitations. The amounts and expiration dates of the capital loss carryovers are as follows:

    FUND                                      AMOUNT      EXPIRES
    ---------------------------------------------------------------------
    Alabama                                   $  136,447  August 31, 2010
                                                 272,583  August 31, 2008
                                                  94,556  August 31, 2005
                                                 988,165  August 31, 2004
                                                  67,642  August 31, 2003
    Arkansas                                     336,826  August 31, 2009
                                                 251,575  August 31, 2005
                                                 738,536  August 31, 2004
    Georgia                                      223,748  August 31, 2009
                                                  41,652  August 31, 2008
                                               5,072,486  August 31, 2004
    Kentucky                                     134,770  August 31, 2010
                                                 233,391  August 31, 2005
                                               1,135,586  August 31, 2004
    Louisiana                                    183,393  August 31, 2010
                                                 159,254  August 31, 2009
                                                 527,106  August 31, 2008
                                                 250,387  August 31, 2005
                                               1,598,606  August 31, 2004
    Missouri                                     475,094  August 31, 2010
                                                 113,141  August 31, 2005
                                                 437,914  August 31, 2004
    North Carolina                                73,745  August 31, 2005
                                               7,068,435  August 31, 2004
    Oregon                                        87,267  August 31, 2009
                                                 147,651  August 31, 2008
                                                 924,680  August 31, 2005
                                               1,443,769  August 31, 2004
    South Carolina                               347,930  August 31, 2010
                                                 155,263  August 31, 2008
                                                  25,336  August 31, 2007
                                                 183,416  August 31, 2005
                                               2,881,146  August 31, 2004
                                                 209,177  August 31, 2003
    Tennessee                                    246,996  August 31, 2005
                                               1,044,884  August 31, 2004
    Virginia                                     730,517  August 31, 2010
                                                 168,858  August 31, 2009
                                               3,971,283  August 31, 2004

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay tax-exempt interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

   Additionally at August 31, 2002, Alabama Fund, Kentucky Fund, Maryland Fund, South Carolina Fund and Tennessee Fund had net capital losses of $540,602, $53,373, $108,886, $151,003, and $51,464 respectively, attributable to security transactions incurred after October 31, 2001. These are treated as arising on the first day of each of the Fund's next taxable year.

 D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Funds or the Portfolios maintain with IBT. All significant credit balances used to reduce each Fund's custodian fees are reported as a reduction of operating expenses on the Statements of Operations.

 E Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 F Other -- Investment transactions are accounted for on a trade-date basis.

2 Distributions to Shareholders
-------------------------------------------
   The net income of each Fund is determined daily, and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date.

   The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

                                                     ALABAMA FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS A                                   2002          2001
    --------------------------------------------------------------------
    Sales                                          234,068        94,028
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    15,336        13,100
    Redemptions                                    (86,396)     (137,914)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                        163,008       (30,786)
    --------------------------------------------------------------------

                                                     ALABAMA FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS B                                   2002          2001
    --------------------------------------------------------------------
    Sales                                          429,657       399,106
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    91,347        98,625
    Redemptions                                   (626,535)   (1,014,606)
    --------------------------------------------------------------------
    NET DECREASE                                  (105,531)     (516,875)
    --------------------------------------------------------------------

                                                    ARKANSAS FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS A                                   2002          2001
    --------------------------------------------------------------------
    Sales                                          222,575       108,208
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                     6,995         4,311
    Redemptions                                     (8,238)      (93,874)
    --------------------------------------------------------------------
    NET INCREASE                                   221,332        18,645
    --------------------------------------------------------------------

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

                                                    ARKANSAS FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS B                                   2002          2001
    --------------------------------------------------------------------
    Sales                                          213,362       178,719
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    78,170        79,961
    Redemptions                                   (426,348)     (448,951)
    --------------------------------------------------------------------
    NET DECREASE                                  (134,816)     (190,271)
    --------------------------------------------------------------------

                                                     GEORGIA FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS A                                   2002          2001
    --------------------------------------------------------------------
    Sales                                           75,966       103,964
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                     7,361         5,750
    Redemptions                                   (610,162)      (63,563)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                       (526,835)       46,151
    --------------------------------------------------------------------

                                                     GEORGIA FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS B                                   2002          2001
    --------------------------------------------------------------------
    Sales                                          365,347       510,658
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    92,460        99,189
    Redemptions                                   (682,807)     (907,971)
    --------------------------------------------------------------------
    NET DECREASE                                  (225,000)     (298,124)
    --------------------------------------------------------------------

                                                    KENTUCKY FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS A                                   2002          2001
    --------------------------------------------------------------------
    Sales                                           76,446       224,573
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    16,125        31,403
    Redemptions                                   (568,066)      (90,835)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                       (475,495)      165,141
    --------------------------------------------------------------------

                                                    KENTUCKY FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS B                                   2002          2001
    --------------------------------------------------------------------
    Sales                                          343,130       391,956
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   121,556       141,757
    Redemptions                                   (966,926)   (1,164,402)
    --------------------------------------------------------------------
    NET DECREASE                                  (502,240)     (630,689)
    --------------------------------------------------------------------

                                                    LOUISIANA FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS A                                   2002          2001
    --------------------------------------------------------------------
    Sales                                           79,121       114,388
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    18,308        16,366
    Redemptions                                    (62,401)      (58,872)
    --------------------------------------------------------------------
    NET INCREASE                                    35,028        71,882
    --------------------------------------------------------------------

                                                    LOUISIANA FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS B                                   2002          2001
    --------------------------------------------------------------------
    Sales                                          244,890       217,003
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    27,540        29,488
    Redemptions                                   (284,857)     (407,026)
    --------------------------------------------------------------------
    NET DECREASE                                   (12,427)     (160,535)
    --------------------------------------------------------------------

                                                    MARYLAND FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS A                                   2002          2001
    --------------------------------------------------------------------
    Sales                                          619,046       336,082
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    13,952        11,328
    Redemptions                                   (170,429)      (43,754)
    --------------------------------------------------------------------
    NET INCREASE                                   462,569       303,656
    --------------------------------------------------------------------

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

                                                    MARYLAND FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS B                                   2002          2001
    --------------------------------------------------------------------
    Sales                                          670,404       459,387
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   127,966       133,410
    Redemptions                                   (927,894)   (1,256,397)
    --------------------------------------------------------------------
    NET DECREASE                                  (129,524)     (663,600)
    --------------------------------------------------------------------

                                                    MISSOURI FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS A                                   2002          2001
    --------------------------------------------------------------------
    Sales                                          219,267        67,855
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    13,046        10,047
    Redemptions                                    (39,918)      (78,437)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                        192,395          (535)
    --------------------------------------------------------------------

                                                    MISSOURI FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS B                                   2002          2001
    --------------------------------------------------------------------
    Sales                                          393,862       166,145
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   103,405       106,222
    Redemptions                                   (542,621)     (699,715)
    --------------------------------------------------------------------
    NET DECREASE                                   (45,354)     (427,348)
    --------------------------------------------------------------------

                                                 NORTH CAROLINA FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS A                                   2002          2001
    --------------------------------------------------------------------
    Sales                                          323,732       175,241
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    16,955        14,730
    Redemptions                                   (217,716)     (741,837)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                        122,971      (551,866)
    --------------------------------------------------------------------

                                                 NORTH CAROLINA FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS B                                   2002          2001
    --------------------------------------------------------------------
    Sales                                          433,979       448,972
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   158,366       178,164
    Redemptions                                 (1,129,106)   (1,458,036)
    --------------------------------------------------------------------
    NET DECREASE                                  (536,761)     (830,900)
    --------------------------------------------------------------------

                                                     OREGON FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS A                                   2002          2001
    --------------------------------------------------------------------
    Sales                                          360,572       200,116
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    15,437         7,939
    Redemptions                                   (139,900)      (24,733)
    --------------------------------------------------------------------
    NET INCREASE                                   236,109       183,322
    --------------------------------------------------------------------

                                                     OREGON FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS B                                   2002          2001
    --------------------------------------------------------------------
    Sales                                          546,349       421,473
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   163,891       171,092
    Redemptions                                   (933,825)     (991,325)
    --------------------------------------------------------------------
    NET DECREASE                                  (223,585)     (398,760)
    --------------------------------------------------------------------

                                                 SOUTH CAROLINA FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS A                                   2002          2001
    --------------------------------------------------------------------
    Sales                                          521,631       298,416
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    16,232         7,032
    Redemptions                                    (52,315)      (38,064)
    --------------------------------------------------------------------
    NET INCREASE                                   485,548       267,384
    --------------------------------------------------------------------

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

                                                 SOUTH CAROLINA FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS B                                   2002          2001
    --------------------------------------------------------------------
    Sales                                          565,170       409,511
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    56,392        59,071
    Redemptions                                   (354,167)     (463,066)
    --------------------------------------------------------------------
    NET INCREASE                                   267,395         5,516
    --------------------------------------------------------------------

                                                    TENNESSEE FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS A                                   2002          2001
    --------------------------------------------------------------------
    Sales                                          240,116       147,907
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    13,912        11,271
    Redemptions                                    (50,141)      (65,250)
    --------------------------------------------------------------------
    NET INCREASE                                   203,887        93,928
    --------------------------------------------------------------------

                                                    TENNESSEE FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS B                                   2002          2001
    --------------------------------------------------------------------
    Sales                                          310,586       373,921
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    74,453        73,581
    Redemptions                                   (518,358)     (517,942)
    --------------------------------------------------------------------
    NET DECREASE                                  (133,319)      (70,440)
    --------------------------------------------------------------------

                                                    VIRGINIA FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS A                                   2002          2001
    --------------------------------------------------------------------
    Sales                                          186,948       359,250
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    17,589        14,692
    Redemptions                                    (72,973)      (29,395)
    --------------------------------------------------------------------
    NET INCREASE                                   131,564       344,547
    --------------------------------------------------------------------

                                                    VIRGINIA FUND
                                              --------------------------
                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS B                                   2002          2001
    --------------------------------------------------------------------
    Sales                                          801,250       819,693
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   202,287       217,705
    Redemptions                                 (1,227,458)   (1,328,910)
    --------------------------------------------------------------------
    NET DECREASE                                  (223,921)     (291,512)
    --------------------------------------------------------------------

4 Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. Each of the Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. Certain officers and Trustees of the Funds and of the Portfolios are officers of the above organizations. Except for Trustees of the Funds and Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each fund out of the investment adviser fee earned by BMR. The Funds were informed that Eaton Vance
   Distributors, Inc. (EVD), a subsidiary of EVM and the Funds' principal underwriter, received $2,488, $3,666, $721, $1,179, $851, $4,950, $2,829,
   $4,291, $6,900, $5,689, $3,425 and $2,363 from the Alabama Fund, Arkansas
   Fund, Georgia Fund, Kentucky Fund, Louisiana Fund, Maryland Fund, Missouri Fund, North Carolina Fund, Oregon Fund, South Carolina Fund, Tennessee Fund and Virginia Fund, respectively, as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2002.

5 Distribution and Service Plans
-------------------------------------------
   Each Fund has in effect a distribution plan for Class B (Class B Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A (Class A Plans) (collectively, the Plans). The Plans requires the Class B shares to pay EVD, amounts equal to 1/365 of 0.75% of each Fund's daily net assets attributable to Class B for providing ongoing distribution services and facilities to the respective Fund. Each Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for Class B shares sold plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to EVD by Class B. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Fund's Class B shares and, accordingly, reduces each Fund's Class B net assets. For the year ended August 31, 2002, the Class B shares of the Alabama Fund, Arkansas Fund, Georgia Fund, Kentucky Fund, Louisiana Fund, Maryland Fund, Missouri Fund, North Carolina Fund, Oregon Fund, South Carolina Fund, Tennessee Fund and Virginia Fund paid $419,234, $268,108, $392,739, $509,809, $174,452,
   $556,175, $387,553, $663,046, $568,278, $267,399, $311,981 and $832,500,
   respectively, to EVD, representing 0.75% of each Fund's Class B average daily net assets. At August 31, 2002, the amount of Uncovered Distribution Charges of EVD calculated under the Class B Plans for Alabama Fund, Arkansas Fund, Georgia Fund, Kentucky Fund, Louisiana Fund, Maryland Fund, Missouri Fund, North Carolina Fund, Oregon Fund, South Carolina Fund, Tennessee Fund and Virginia Fund were approximately $1,628,000, $1,256,000, $1,796,000,
   $1,655,000, $903,000, $3,365,000, $926,000, $2,274,000, $2,094,000,
   $1,376,000, $1,006,000 and $2,277,000, respectively.

   The Plans authorize each Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.20% of each Fund's average daily net assets for any fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees paid to EVD and investment dealers are separate and distinct from the sales commissions and distribution fees payable by each Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. For the year ended
   August 31, 2002, Alabama Fund, Arkansas Fund, Georgia Fund, Kentucky Fund, Louisiana Fund, Maryland Fund, Missouri Fund, North Carolina Fund, Oregon Fund, South Carolina Fund, Tennessee Fund and Virginia Fund paid or accrued service fees to or payable to EVD in the amount of $13,605, $11,724, $15,289, $10,208, $11,759, $18,429, $10,154, $15,009, $12,646, $11,782, $10,236 and
   $15,590, respectively, for Class A shares, and $111,796, $71,495, $104,730,
   $135,954, $46,520, $148,313, $103,347, $176,812, $151,543, $71,306, $83,197
   and $222,005, respectively, for Class B shares. Certain officers and Trustees of the Funds are officers or directors of EVD.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on Class B shares acquired by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on Class B shares which have been sold to EVD or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Class B Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $104,000, $41,000, $123,000, $94,000, $48,000, $121,000,
   $53,000, $48,000, $168,000, $64,000, $101,000 and $127,000 of CDSC paid by
   Class B shareholders of Alabama Fund, Arkansas Fund, Georgia Fund, Kentucky Fund, Louisiana Fund, Maryland Fund, Missouri Fund, North Carolina Fund, Oregon Fund, South Carolina Fund, Tennessee Fund and Virginia Fund, respectively, for the year ended August 31, 2002.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in each Fund's investment in its corresponding Portfolio for the year ended August 31, 2002 were as follows:

    ALABAMA FUND
    -----------------------------------------------------
    Increases                                 $ 6,809,501
    Decreases                                   9,594,679

    ARKANSAS FUND
    -----------------------------------------------------
    Increases                                 $ 4,582,385
    Decreases                                   6,331,168

    GEORGIA FUND
    -----------------------------------------------------
    Increases                                 $ 4,309,009
    Decreases                                  14,387,224

    KENTUCKY FUND
    -----------------------------------------------------
    Increases                                 $ 4,107,303
    Decreases                                  17,376,284

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

    LOUISIANA FUND
    -----------------------------------------------------
    Increases                                 $ 3,366,902
    Decreases                                   4,549,359

    MARYLAND FUND
    -----------------------------------------------------
    Increases                                 $12,850,221
    Decreases                                  14,548,820

    MISSOURI FUND
    -----------------------------------------------------
    Increases                                 $ 6,471,395
    Decreases                                   8,202,615

    NORTH CAROLINA FUND
    -----------------------------------------------------
    Increases                                 $ 7,401,642
    Decreases                                  16,674,894

    OREGON FUND
    -----------------------------------------------------
    Increases                                 $ 9,273,139
    Decreases                                  13,812,339

    SOUTH CAROLINA FUND
    -----------------------------------------------------
    Increases                                 $10,460,995
    Decreases                                   5,687,013

    TENNESSEE FUND
    -----------------------------------------------------
    Increases                                 $ 5,681,377
    Decreases                                   7,628,407

    VIRGINIA FUND
    -----------------------------------------------------
    Increases                                 $10,163,485
    Decreases                                  17,512,878

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE MUNICIPALS TRUST:
---------------------------------------------

We have audited the accompanying statements of assets and liabilities of Eaton Vance Alabama Municipals Fund, Eaton Vance Arkansas Municipals Fund, Eaton Vance Georgia Municipals Fund, Eaton Vance Kentucky Municipals Fund, Eaton Vance Louisiana Municipals Fund, Eaton Vance Maryland Municipals Fund, Eaton Vance Missouri Municipals Fund, Eaton Vance North Carolina Municipals Fund, Eaton Vance Oregon Municipals Fund, Eaton Vance South Carolina Municipals Fund, Eaton Vance Tennessee Municipals Fund and Eaton Vance Virginia Municipals Fund (the "Funds") (certain of the series of Eaton Vance Municipals Trust) as of August 31, 2002, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended August 31, 2002 and 2001 and financial highlights for each of the years in the five year period ended August 31, 2002. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the aforementioned Funds of Eaton Vance Municipals Trust at August 31, 2002, the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 4, 2002

ALABAMA MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2002

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 98.3%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Education -- 2.3%
------------------------------------------------------------------------
     $1,500        Birmingham-Southern College Building
                   Authority, 5.35%, 12/1/19                 $ 1,495,350
------------------------------------------------------------------------
                                                             $ 1,495,350
------------------------------------------------------------------------
Electric Utilities -- 0.2%
------------------------------------------------------------------------
     $  100        Tennessee Valley, Exhibit Commission,
                   6.70%, 6/1/10                             $   103,209
------------------------------------------------------------------------
                                                             $   103,209
------------------------------------------------------------------------
Escrowed / Prerefunded -- 18.6%
------------------------------------------------------------------------
     $1,000        Huntsville, Health Care Facilities,
                   (MBIA), Prerefunded to 6/1/04,
                   6.50%, 6/1/13                             $ 1,104,610
      1,000        Madison, Warrants, (MBIA), Prerefunded
                   to 2/1/04, 6.00%, 2/1/24                    1,082,200
      1,750        Marshall County, Healthcare Authority,
                   (Boaz-Albertville Medical Center),
                   Prerefunded to 1/1/05, 7.00%, 1/1/20        1,976,677
      4,000        Scottsboro, Water, Sewer and Gas,
                   (AMBAC), Prerefunded to 6/1/04,
                   6.50%, 12/1/14(1)                           4,418,440
      2,000        Tallassee IDB, (United Technologies),
                   Prerefunded to 8/1/06, 6.10%, 8/1/14        2,309,000
      1,000        West Morgan-East Lawrence, Water
                   Authority, (FSA), Prerefunded to
                   8/15/04, 6.85%, 8/15/25                     1,120,780
------------------------------------------------------------------------
                                                             $12,011,707
------------------------------------------------------------------------
General Obligations -- 0.5%
------------------------------------------------------------------------
     $  550        Puerto Rico, 0.00%, 7/1/15                $   323,405
------------------------------------------------------------------------
                                                             $   323,405
------------------------------------------------------------------------
Hospital -- 8.5%
------------------------------------------------------------------------
     $1,250        Alexander City, (Russell Hospital),
                   6.00%, 12/1/22                            $ 1,153,238
      1,000        Cullman Medical Clinic Board, (Cullman
                   Regional Medical Center),
                   6.50%, 2/15/23                              1,001,800
      1,250        Huntsville, Health Care Authority,
                   5.75%, 6/1/31                               1,273,700
      1,000        Marshall County, Health Care Authority,
                   5.75%, 1/1/32                               1,009,610
        955        Oneonta Eastern Healthcare Facility
                   Financing Authority, 7.75%, 7/1/21          1,058,159
------------------------------------------------------------------------
                                                             $ 5,496,507
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Industrial Development Revenue -- 4.8%
------------------------------------------------------------------------
     $1,000        Courtland, Solid Waste Disposal,
                   (Champion International Corp.), (AMT),
                   6.70%, 11/1/29                            $ 1,047,040
        750        Phenix County, Industrial Development
                   Board Environmental Improvements,
                   6.10%, 5/15/30                                725,610
      1,180        Puerto Rico Port Authority, (American
                   Airlines), (AMT), 6.25%, 6/1/26               802,730
        500        Selma, Solid Waste Disposal,
                   (International Paper), (AMT),
                   6.00%, 12/1/17                                501,185
------------------------------------------------------------------------
                                                             $ 3,076,565
------------------------------------------------------------------------
Insured-Education -- 11.8%
------------------------------------------------------------------------
     $2,900        Alabama Agricultural and Mechanical
                   University, (MBIA), 5.00%, 11/1/25        $ 2,893,881
        750        Auburn University, (MBIA),
                   5.00%, 6/1/26                                 751,785
      7,500        University of South Alabama, (AMBAC),
                   0.00%, 11/15/16                             3,974,250
------------------------------------------------------------------------
                                                             $ 7,619,916
------------------------------------------------------------------------
Insured-Electric Utilities -- 3.0%
------------------------------------------------------------------------
     $1,500        Puerto Rico Electric Power Authority,
                   (FSA), 4.75%, 7/1/24                      $ 1,492,845
        165        Puerto Rico Electric Power Authority,
                   (MBIA), Variable Rate, 7/1/29(2)(3)           182,475
        250        Puerto Rico Electric Power Authority,
                   STRIPES, (FSA), Variable Rate, 7/1/03(4)      267,230
------------------------------------------------------------------------
                                                             $ 1,942,550
------------------------------------------------------------------------
Insured-General Obligations -- 5.9%
------------------------------------------------------------------------
     $1,000        Homewood, (MBIA), 5.00%, 9/1/31           $   999,240
        500        Madison, Warrants, (MBIA),
                   5.00%, 9/1/27                                 501,010
      4,000        Mobile, (MBIA), 0.00%, 8/15/20              1,555,840
        700        Puerto Rico Infrastructure Financing
                   Authority, (FSA), Variable Rate,
                   7/1/27(2)(3)                                  776,447
------------------------------------------------------------------------
                                                             $ 3,832,537
------------------------------------------------------------------------
Insured-Hospital -- 7.0%
------------------------------------------------------------------------
     $3,000        Birmingham, Care Facility Financing
                   Authority, (Children's Hospital),
                   (AMBAC), 5.00%, 6/1/32                    $ 2,991,000
      1,500        East Alabama, Health Care Authority,
                   (MBIA), 5.00%, 9/1/27                       1,494,690
------------------------------------------------------------------------
                                                             $ 4,485,690
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

ALABAMA MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-Industrial Development Revenue -- 0.8%
------------------------------------------------------------------------
     $  500        Huntsville-Madison County Airport,
                   (AMT), (MBIA), 5.40%, 7/1/19              $   516,740
------------------------------------------------------------------------
                                                             $   516,740
------------------------------------------------------------------------
Insured-Special Tax Revenue -- 1.7%
------------------------------------------------------------------------
     $1,825        Birmingham Jefferson, Civic Center
                   Authority, (MBIA), 0.00%, 9/1/18          $   851,636
        250        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/07(2)(4)                                  255,473
------------------------------------------------------------------------
                                                             $ 1,107,109
------------------------------------------------------------------------
Insured-Transportation -- 10.3%
------------------------------------------------------------------------
     $4,500        Alabama State Docks Department, (MBIA),
                   (AMT), 6.30%, 10/1/21(5)                  $ 5,077,575
      1,000        Puerto Rico Highway and Transportation
                   Authority, (AMBAC), 0.00%, 7/1/16             562,650
      1,000        Puerto Rico Highway and Transportation
                   Authority, (FSA), 4.75%, 7/1/38               987,210
------------------------------------------------------------------------
                                                             $ 6,627,435
------------------------------------------------------------------------
Insured-Water and Sewer -- 20.9%
------------------------------------------------------------------------
     $1,000        Birmingham, Waterworks and Sewer Board,
                   (MBIA), 5.25%, 1/1/33(6)                  $ 1,022,760
        750        Central Elmore, Water and Sewer
                   Authority, (MBIA), 5.00%, 7/1/25              757,155
      1,000        Helena, Utilities Board Water and Sewer,
                   (MBIA), 5.25%, 4/1/33                       1,021,550
      1,000        Helena, Utilities Board Water and Sewer,
                   (MBIA), 5.25%, 4/1/27                       1,024,690
      2,500        Jefferson County, Sewer, (FGIC),
                   5.00%, 2/1/33                               2,474,825
      1,000        Jefferson County, Sewer, (FGIC),
                   5.125%, 2/1/39                              1,003,480
      1,000        Opelika, Water Works Board Utility,
                   (FSA), 5.125%, 6/1/31                       1,006,940
        500        Ozark, Utilities Board Water and Sewer,
                   (AMBAC), 5.00%, 9/1/31                        500,585
      3,075        Prichard Water and Sewer, (AMBAC),
                   6.125%, 11/15/14                            3,401,750
      1,195        Warrior River, Water Authority, (FSA),
                   5.25%, 8/1/23                               1,228,090
------------------------------------------------------------------------
                                                             $13,441,825
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 0.8%
------------------------------------------------------------------------
     $  500        Puerto Rico, (Guaynabo Municipal
                   Government Center Lease), 5.625%, 7/1/22  $   506,900
------------------------------------------------------------------------
                                                             $   506,900
------------------------------------------------------------------------
Nursing Home -- 0.4%
------------------------------------------------------------------------
     $  260        Fairhope Midtown Medical Clinic Board,
                   (Beverly Enterprises), 6.375%, 6/1/09     $   251,880
------------------------------------------------------------------------
                                                             $   251,880
------------------------------------------------------------------------
Water and Sewer -- 0.8%
------------------------------------------------------------------------
     $  500        Moulton City, Water, (AMT),
                   6.30%, 1/1/18                             $   511,170
------------------------------------------------------------------------
                                                             $   511,170
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 98.3%
   (identified cost $58,846,113)                             $63,350,495
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.7%                       $ 1,124,271
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $64,474,766
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Alabama municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2002, 74.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 5.5% to 32.9% of total investments.
 (1) Security (or a portion thereof) has been segregated to cover when-issued securities.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3)  Security has been issued as a leveraged inverse floater bond.
 (4)  Security has been issued as an inverse floater bond.
 (5) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (6)  When-issued security.

                       SEE NOTES TO FINANCIAL STATEMENTS

ARKANSAS MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2002

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 97.2%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Education -- 6.6%
------------------------------------------------------------------------
     $2,250        Conway, Public Facilities Board,
                   (Hendrix College), 6.00%, 10/1/26         $ 2,360,475
        500        University of Arkansas Student Fee,
                   Phillips College, 5.00%, 9/1/17               508,960
------------------------------------------------------------------------
                                                             $ 2,869,435
------------------------------------------------------------------------
Electric Utilities -- 2.5%
------------------------------------------------------------------------
     $  550        Jefferson, Pollution Control, (Arkansas
                   Power and Light), 6.30%, 6/1/18           $   568,722
      1,000        Puerto Rico Electric Power Authority,
                   0.00%, 7/1/17                                 514,490
------------------------------------------------------------------------
                                                             $ 1,083,212
------------------------------------------------------------------------
Escrowed / Prerefunded -- 1.5%
------------------------------------------------------------------------
     $  500        Harrison, Residential Housing Facility
                   Board, Single Family Mortgage, (FGIC),
                   Escrowed to Maturity, 7.40%, 9/1/11       $   633,750
------------------------------------------------------------------------
                                                             $   633,750
------------------------------------------------------------------------
General Obligations -- 6.1%
------------------------------------------------------------------------
     $2,750        Arkansas State College Savings,
                   0.00%, 6/1/14                             $ 1,662,182
      2,000        Puerto Rico, 0.00%, 7/1/18                    990,020
------------------------------------------------------------------------
                                                             $ 2,652,202
------------------------------------------------------------------------
Hospital -- 17.8%
------------------------------------------------------------------------
     $  500        Arkansas Development Finance Authority,
                   (Washington Regional Medical Center),
                   7.375%, 2/1/29                            $   553,280
        800        Arkansas Development Finance Authority,
                   (White River Medical Center),
                   5.60%, 6/1/24                                 804,464
        750        Baxter County, Community Hospital
                   District, 5.625%, 9/1/28                      740,220
      1,000        Conway, Health Facilities Board, (Conway
                   Regional Medical Center), 6.40%, 8/1/29     1,049,000
        625        Little Rock, Health Facilities Board,
                   (Baptist Medical Center),
                   6.80%, 11/1/05                                698,630
        250        North Little Rock, Health Facilities
                   Board, (Baptist Health), 5.70%, 7/1/22        256,660
      1,250        Paragould, Hospital, (Methodist Hospital
                   Corp.), 6.375%, 10/1/17                     1,304,338
        785        Pulaski County, (Children's Hospital),
                   5.25%, 3/1/16                                 811,784
      1,000        Pulaski County, (Children's Hospital),
                   6.20%, 3/1/22                               1,033,970
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Hospital (continued)
------------------------------------------------------------------------
     $  440        Sebastian County, Health Facilities
                   Board, (Sparks Regional Medical Center),
                   5.25%, 11/1/21                            $   440,999
------------------------------------------------------------------------
                                                             $ 7,693,345
------------------------------------------------------------------------
Housing -- 5.2%
------------------------------------------------------------------------
     $  380        Arkansas Development Finance Authority,
                   SFM, (GNMA), (AMT), 7.45%, 1/1/27         $   394,740
      1,305        Arkansas Development Finance Authority,
                   SFM, (GNMA/ FNMA), (AMT), 6.70%, 7/1/27     1,386,275
        500        North Little Rock, Residential Housing
                   Facilities, (Parkstone Place),
                   6.50%, 8/1/21                                 477,490
------------------------------------------------------------------------
                                                             $ 2,258,505
------------------------------------------------------------------------
Industrial Development Revenue -- 13.3%
------------------------------------------------------------------------
     $2,000        Baxter, (Aeroquip Corp.), 5.80%, 10/1/13  $ 2,238,820
      1,750        Blytheville, Solid Waste Recycling and
                   Sewer Treatment, (Nucor Corp.), (AMT),
                   6.90%, 12/1/21                              1,800,015
        750        Calhoun County, Solid Waste Disposal
                   Revenue, (Georgia-Pacific Corp.), (AMT),
                   6.375%, 11/1/26                               678,330
        250        Pine Bluff, Environmental Improvements
                   Revenue, (International Paper Co.),
                   (AMT), 6.70%, 8/1/20                          265,030
      1,150        Puerto Rico Port Authority, (American
                   Airlines), (AMT), 6.25%, 6/1/26               782,322
------------------------------------------------------------------------
                                                             $ 5,764,517
------------------------------------------------------------------------
Insured-Education -- 2.0%
------------------------------------------------------------------------
     $  310        Arkansas State University, (Consolidated
                   Building System), (AMBAC), 5.10%, 4/1/24  $   313,962
        500        University of Central Arkansas, (AMBAC),
                   6.125%, 4/1/26                                552,595
------------------------------------------------------------------------
                                                             $   866,557
------------------------------------------------------------------------
Insured-Electric Utilities -- 6.2%
------------------------------------------------------------------------
     $  250        North Little Rock, Electric System,
                   (MBIA), 6.50%, 7/1/10                     $   299,765
      1,000        North Little Rock, Electric System,
                   (MBIA), 6.50%, 7/1/15                       1,234,670
        500        Puerto Rico Electric Power Authority,
                   (FSA), Variable Rate, 7/1/29(1)(2)            535,305
        135        Puerto Rico Electric Power Authority,
                   DRIVERS, (FSA), Variable Rate,
                   7/1/29(1)(2)                                  149,298
     $  450        Puerto Rico Electric Power Authority,
                   STRIPES, (FSA), Variable Rate, 7/1/03(1)  $   481,014
------------------------------------------------------------------------
                                                             $ 2,700,052
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

ARKANSAS MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-General Obligations -- 7.8%
------------------------------------------------------------------------
     $  500        Arkansas State College Savings, (FGIC),
                   0.00%, 6/1/17                             $   253,045
        500        Little Rock, School District, (FSA),
                   5.25%, 2/1/33                                 514,890
      1,500        Puerto Rico General Obligation, (FGIC),
                   5.00%, 7/1/32                               1,519,680
        500        Puerto Rico General Obligation, (MBIA),
                   5.50%, 7/1/21                                 562,685
        500        Rogers, School District, (AMBAC),
                   5.00%, 2/1/27                                 502,445
------------------------------------------------------------------------
                                                             $ 3,352,745
------------------------------------------------------------------------
Insured-Hospital -- 7.2%
------------------------------------------------------------------------
     $2,000        Jonesboro, Residential Housing and
                   Health Care Facilities Board Hospital,
                   (Saint Bernard Regional Medical Center),
                   (AMBAC), 5.90%, 7/1/16                    $ 2,145,980
        400        Saline County, Retirement Housing and
                   Healthcare Facilities Board, (Evan
                   Lutheran Good Samaritan), (AMBAC),
                   5.80%, 5/1/11                                 426,984
        500        Saline County, Retirement Housing and
                   Healthcare Facilities Board, (Evan
                   Lutheran Good Samaritan), (AMBAC),
                   6.00%, 6/1/18                                 522,935
------------------------------------------------------------------------
                                                             $ 3,095,899
------------------------------------------------------------------------
Insured-Transportation -- 2.8%
------------------------------------------------------------------------
     $  200        Puerto Rico Highway and Transportation
                   Authority, (FSA), Variable Rate,
                   7/1/32(1)(2)                              $   207,872
      1,000        Puerto Rico Highway and Transportation
                   Authority, (MBIA), 4.75%, 7/1/38              987,210
------------------------------------------------------------------------
                                                             $ 1,195,082
------------------------------------------------------------------------
Insured-Water and Sewer -- 1.2%
------------------------------------------------------------------------
     $  500        Conway, Water Revenue, (FGIC),
                   5.125%, 12/1/23                           $   510,040
------------------------------------------------------------------------
                                                             $   510,040
------------------------------------------------------------------------
Miscellaneous -- 1.9%
------------------------------------------------------------------------
     $  750        Puerto Rico Infrastructure Financing
                   Authority, 5.50%, 10/1/40                 $   800,438
------------------------------------------------------------------------
                                                             $   800,438
------------------------------------------------------------------------
Pooled Loans -- 1.7%
------------------------------------------------------------------------
     $  700        Arkansas State Student Loan Authority,
                   (AMT), 6.25%, 6/1/10                      $   736,379
------------------------------------------------------------------------
                                                             $   736,379
------------------------------------------------------------------------
Special Tax Revenue -- 6.4%
------------------------------------------------------------------------
     $  250        Arkansas, (Federal Highway) Grant
                   Anticipation Tax Revenue, 5.00%, 8/1/14   $   272,328
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Special Tax Revenue (continued)
------------------------------------------------------------------------
     $2,000        Little Rock, Hotel and Restaurant Gross
                   Receipts Tax, 7.375%, 8/1/15              $ 2,511,800
------------------------------------------------------------------------
                                                             $ 2,784,128
------------------------------------------------------------------------
Transportation -- 1.7%
------------------------------------------------------------------------
     $  750        Northwest Arkansas Regional Airport
                   Authority, (AMT), 7.625%, 2/1/27          $   752,775
------------------------------------------------------------------------
                                                             $   752,775
------------------------------------------------------------------------
Water and Sewer -- 5.3%
------------------------------------------------------------------------
     $1,000        Arkansas Development Finance Authority,
                   (Waste Water System), 5.00%, 6/1/22       $ 1,009,340
        250        Arkansas Development Finance Authority,
                   (Waste Water System), 5.50%, 12/1/19          279,595
      1,000        South Sebastian County, Water Users
                   Association, 6.15%, 6/1/23                  1,006,220
------------------------------------------------------------------------
                                                             $ 2,295,155
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 97.2%
   (identified cost $39,745,045)                             $42,044,216
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 2.8%                       $ 1,215,805
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $43,260,021
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Arkansas-municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2002, 29.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 4.5% to 10.6% of total investments.

 (1)  Security has been issued as an inverse floater bond.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       SEE NOTES TO FINANCIAL STATEMENTS

GEORGIA MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2002

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 96.3%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Education -- 2.7%
------------------------------------------------------------------------
     $1,500        Fulton County, Development Authority,
                   (Georgia Technology Foundation),
                   5.00%, 11/1/31                            $ 1,507,320
------------------------------------------------------------------------
                                                             $ 1,507,320
------------------------------------------------------------------------
Electric Utilities -- 5.8%
------------------------------------------------------------------------
     $1,000        Georgia Municipal Electric Power
                   Authority, 0.00%, 1/1/12                  $   619,350
      1,000        Georgia Municipal Electric Power
                   Authority, 8.25%, 1/1/11                    1,308,210
      1,000        Monroe County, Development Authority
                   Pollution Control, (Gulf Power),
                   6.30%, 9/1/24                               1,001,320
        665        Puerto Rico Electric Power Authority,
                   0.00%, 7/1/17                                 342,136
------------------------------------------------------------------------
                                                             $ 3,271,016
------------------------------------------------------------------------
Escrowed / Prerefunded -- 2.6%
------------------------------------------------------------------------
     $1,320        Atlanta, Water and Sewer, (FGIC),
                   Prerefunded to 11/1/09, 5.00%, 11/1/38    $ 1,472,724
------------------------------------------------------------------------
                                                             $ 1,472,724
------------------------------------------------------------------------
General Obligations -- 3.8%
------------------------------------------------------------------------
     $  300        Alpharetta, 6.50%, 5/1/10                 $   356,772
        500        Georgia State, 6.30%, 3/1/08                  582,380
      1,000        Puerto Rico Aqueduct and Sewer
                   Authority, 6.25%, 7/1/12                    1,195,360
------------------------------------------------------------------------
                                                             $ 2,134,512
------------------------------------------------------------------------
Hospital -- 7.3%
------------------------------------------------------------------------
     $  500        Baldwin County, Hospital Authority,
                   (Oconee Regional Medical Center),
                   5.375%, 12/1/28                           $   390,180
        800        Forsyth County, Hospital Authority,
                   (Georgia Baptist Health Care System),
                   6.375%, 10/1/28                               754,040
      1,000        Gainesville and Hall County, Hospital
                   Authority, (Northeast Georgia Health
                   System, Inc.), 5.50%, 5/15/31               1,000,940
        700        Royston, Hospital Authority, (Cobb
                   Healthcare System, Inc.) ,
                   6.50%, 7/1/27                                 675,710
      1,285        Toombs County, Hospital Authority, (Dr.
                   John M. Meadows Memorial Hospital),
                   7.00%, 12/1/17                              1,313,655
------------------------------------------------------------------------
                                                             $ 4,134,525
------------------------------------------------------------------------
Housing -- 4.7%
------------------------------------------------------------------------
     $  440        Atlanta Urban Residential Finance
                   Authority, (New Community John Hope),
                   (AMT), 7.25%, 6/1/07                      $   432,850
        935        Georgia Housing Finance Authority,
                   (AMT), 5.85%, 12/1/28                         971,306
        600        Georgia Private Colleges and
                   Universities Authority, Student Housing
                   Revenue, (Mercer Housing Corp.),
                   6.00%, 6/1/31                                 605,400
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Housing (continued)
------------------------------------------------------------------------
     $  600        Multifamily Housing Pass Through
                   Certificates (Laurenceville), (AMT),
                   6.00%, 11/1/33                            $   612,450
------------------------------------------------------------------------
                                                             $ 2,622,006
------------------------------------------------------------------------
Industrial Development Revenue -- 14.7%
------------------------------------------------------------------------
     $2,000        Albany Dougherty, Payroll Development
                   Authority, Solid Waste Disposal,
                   (Proctor and Gamble), (AMT),
                   5.20%, 5/15/28(1)                         $ 2,027,740
        700        Cartersville, Development Authority,
                   (Anheuser-Busch), (AMT), 5.95%, 2/1/32        729,988
      1,000        Cartersville, Development Authority,
                   (Anheuser-Busch), (AMT), 7.375%, 5/1/09     1,208,080
        750        Effingham County, Solid Waste Disposal,
                   (Fort James), (AMT), 5.625%, 7/1/18           651,825
      1,250        Puerto Rico Port Authority, (American
                   Airlines), (AMT), 6.25%, 6/1/26               850,350
      1,108        Savannah EDA, (Intercat-Savannah, Inc.),
                   (AMT), 9.00%, 1/1/15                        1,013,483
        750        Savannah EDA, (Union Camp Corp.),
                   6.80%, 2/1/12                                 763,988
      1,000        Vienna Water and Sewer, (Cargill),
                   (AMT), 6.00%, 9/1/14                        1,035,520
------------------------------------------------------------------------
                                                             $ 8,280,974
------------------------------------------------------------------------
Insured-Education -- 4.4%
------------------------------------------------------------------------
     $1,000        Fulton County, Development Authority,
                   (Tuff Morehouse), (AMBAC), 5.00%, 2/1/34  $ 1,002,490
      1,500        Georgia Private Colleges and
                   Universities Authority, (Agnes Scott
                   College), (MBIA), 4.75%, 6/1/28             1,463,100
------------------------------------------------------------------------
                                                             $ 2,465,590
------------------------------------------------------------------------
Insured-Electric Utilities -- 7.9%
------------------------------------------------------------------------
     $3,100        Georgia Municipal Electric Power
                   Authority, (MBIA), 5.50%, 1/1/20          $ 3,507,123
        900        Puerto Rico Electric Power Authority,
                   STRIPES, (FSA), Variable Rate, 7/1/03(2)      962,028
------------------------------------------------------------------------
                                                             $ 4,469,151
------------------------------------------------------------------------
Insured-General Obligations -- 1.8%
------------------------------------------------------------------------
     $  900        Puerto Rico Infrastructure Financing
                   Authority, (FSA), Variable Rate,
                   7/1/27(3)(4)                              $   998,289
------------------------------------------------------------------------
                                                             $   998,289
------------------------------------------------------------------------
Insured-Hospital -- 2.7%
------------------------------------------------------------------------
     $1,000        Henry County, Hospital Authority
                   Revenue, (Henry Medical Center, Inc.),
                   (AMBAC), 6.00%, 7/1/29                    $ 1,105,520
        400        Medical Center Hospital Authority,
                   (Columbus Regional Healthcare System),
                   (MBIA), Variable
                   Rate, 8/1/10(3)(4)                            428,508
------------------------------------------------------------------------
                                                             $ 1,534,028
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GEORGIA MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 3.3%
------------------------------------------------------------------------
     $1,000        East Point Building Authority, (FGIC),
                   6.00%, 2/1/10                             $ 1,074,610
        750        Puerto Rico Public Finance Corp.,
                   (AMBAC), 5.125%, 6/1/24                       796,778
------------------------------------------------------------------------
                                                             $ 1,871,388
------------------------------------------------------------------------
Insured-Special Tax Revenue -- 5.0%
------------------------------------------------------------------------
     $1,000        George L. Smith, (Georgia World Congress
                   Center-Domed Stadium), (MBIA), (AMT),
                   5.50%, 7/1/20                             $ 1,049,490
        700        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(4)                                     722,988
      1,000        Puerto Rico Public Finance Corp.,
                   (AMBAC), Variable Rate, 6/1/26(2)(3)        1,022,120
------------------------------------------------------------------------
                                                             $ 2,794,598
------------------------------------------------------------------------
Insured-Transportation -- 10.6%
------------------------------------------------------------------------
     $1,500        Atlanta Airport, (FGIC), 5.60%, 1/1/30    $ 1,582,530
      1,500        Atlanta Metropolitan Rapid
                   Transportation Authority, (MBIA),
                   Variable Rate, 7/1/20(2)(3)                 1,603,200
      1,000        Metropolitan Atlanta Rapid Transit
                   Authority, (AMBAC), 6.25%, 7/1/11           1,197,730
      1,000        Metropolitan Atlanta Rapid Transit
                   Authority, (AMBAC), 6.25%, 7/1/20           1,212,280
        750        Puerto Rico Highway and Transportation
                   Authority, (AMBAC), 0.00%, 7/1/18             377,055
------------------------------------------------------------------------
                                                             $ 5,972,795
------------------------------------------------------------------------
Insured-Water and Sewer -- 7.6%
------------------------------------------------------------------------
     $1,180        Atlanta, Water and Sewer, (FGIC),
                   5.00%, 11/1/38                            $ 1,181,156
      1,500        Augusta, Water and Sewer, (FSA),
                   5.00%, 10/1/32                              1,506,780
        500        Augusta, Water and Sewer, (FSA),
                   5.25%, 10/1/30                                514,720
      1,000        Henry County, Water and Sewer Authority,
                   (FGIC), 5.625%, 2/1/30                      1,060,230
------------------------------------------------------------------------
                                                             $ 4,262,886
------------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 3.0%
------------------------------------------------------------------------
     $2,300        Fulton County, Building Authority,
                   Judicial Center, 0.00%, 1/1/10            $ 1,716,352
------------------------------------------------------------------------
                                                             $ 1,716,352
------------------------------------------------------------------------
Miscellaneous -- 1.1%
------------------------------------------------------------------------
     $1,000        Atlanta, Downtown Development Authority,
                   Childcare Facilities, (Central Atlanta
                   Hospitality Childcare Inc.),
                   8.00%, 1/1/26                             $   610,000
------------------------------------------------------------------------
                                                             $   610,000
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Senior Living / Life Care -- 1.9%
------------------------------------------------------------------------
     $1,385        De Kalb County, Private Hospital
                   Authority, (Atlanta, Inc.),
                   8.50%, 3/1/25(5)                          $   543,474
        500        Fulton County, Residential Elderly Care
                   Facility Authority, (Canterbury Court),
                   6.30%, 10/1/24                                508,430
------------------------------------------------------------------------
                                                             $ 1,051,904
------------------------------------------------------------------------
Water and Sewer -- 5.4%
------------------------------------------------------------------------
     $1,000        De Kalb County, Water and Sewer,
                   5.00%, 10/1/28                            $ 1,004,380
      1,000        De Kalb County, Water and Sewer,
                   5.125%, 10/1/31                             1,013,950
      1,000        Gwinnett County, Water and Sewer
                   Authority, 5.25%, 8/1/24                    1,033,950
------------------------------------------------------------------------
                                                             $ 3,052,280
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 96.3%
   (identified cost $51,800,509)                             $54,222,338
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 3.7%                       $ 2,107,954
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $56,330,292
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
 The Portfolio invests primarily in debt securities issued by Georgia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2002, 47.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 7.3% to 14.8% of total investments.
 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (2)  Security has been issued as an inverse floater bond.
 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (4)  Security has been issued as a leveraged inverse floater bond.
 (5)  The Portfolio is accruing only partial interest on this security.

                       SEE NOTES TO FINANCIAL STATEMENTS

KENTUCKY MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2002

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 97.7%

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Assisted Living -- 4.8%
-----------------------------------------------------------------------
    $ 3,000       Kenton County, (Highland Terrace),
                  (AMT), FHA, 6.95%, 12/1/26                $ 3,307,080
-----------------------------------------------------------------------
                                                            $ 3,307,080
-----------------------------------------------------------------------
Electric Utilities -- 2.6%
-----------------------------------------------------------------------
    $ 3,500       Puerto Rico Electric Power Authority,
                  0.00%, 7/1/17                             $ 1,800,715
-----------------------------------------------------------------------
                                                            $ 1,800,715
-----------------------------------------------------------------------
Escrowed / Prerefunded -- 10.3%
-----------------------------------------------------------------------
    $ 1,000       Elsmmere, (Courtaulds Pkg, Inc.),
                  Prerefunded to 4/1/05, 6.75%, 4/1/10      $ 1,127,090
      1,200       Florence, Housing Facilities, (Blue
                  Grass Housing), Prerefunded to 7/1/07,
                  7.625%, 5/1/27                              1,456,368
      2,000       Louisville and Jefferson County,
                  Metropolitan Sewer District and Drainage
                  System, (AMBAC), Prerefunded to
                  11/15/04, 6.75%, 5/15/25                    2,261,780
      1,600       Puerto Rico Telephone Authority, (MBIA),
                  Prerefunded to 1/1/03, Variable Rate,
                  1/16/15(1)                                  1,690,496
        545       Russell, Health Systems, Prerefunded to
                  7/1/06, 8.10%, 7/1/15                         663,205
-----------------------------------------------------------------------
                                                            $ 7,198,939
-----------------------------------------------------------------------
General Obligations -- 3.8%
-----------------------------------------------------------------------
    $ 1,465       Bowling Green, 5.30%, 6/1/19              $ 1,555,508
      1,100       Louisville, 4.50%, 12/1/18                  1,102,695
-----------------------------------------------------------------------
                                                            $ 2,658,203
-----------------------------------------------------------------------
Hospital -- 2.1%
-----------------------------------------------------------------------
    $ 1,000       Kentucky Economic Development Finance
                  Authority, (Catholic Health),
                  5.00%, 12/1/27                            $   977,620
        390       Russell, Health Systems, 8.10%, 7/1/15        472,185
-----------------------------------------------------------------------
                                                            $ 1,449,805
-----------------------------------------------------------------------
Industrial Development Revenue -- 15.5%
-----------------------------------------------------------------------
    $ 2,000       Ashland, Solid Waste Disposal, (Ashland
                  Oil), (AMT), 7.125%, 2/1/22               $ 2,110,200
      3,075       Fulton County, Industrial Building,
                  (Chic Jeans), (AMT), 7.50%, 2/1/10(2)          49,200
      1,500       Hancock County, (Southwire Co.), (AMT),
                  7.75%, 7/1/25(3)                            1,529,400
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------

Industrial Development Revenue (continued)
-----------------------------------------------------------------------
    $ 1,000       Jefferson County, Pollution Control,
                  (E.I. du Pont de Nemours), 6.30%, 7/1/12  $ 1,064,140
        600       Kenton County Airport, (Delta Airlines),
                  (AMT), 6.125%, 2/1/22                         460,932
        250       Kenton County Airport, (Delta Airlines),
                  (AMT), 7.50%, 2/1/12                          235,527
      1,200       Morgantown, Solid Waste Revenue, (IMCO
                  Recycling, Inc.), (AMT), 7.45%, 5/1/22      1,202,556
      1,500       Perry County, Solid Waste Disposal, (TJI
                  International), (AMT), 6.80%, 5/1/26        1,560,435
        850       Powderly, (KMart Corp.), 6.90%, 3/1/07        794,750
      1,820       Wickliffe, Solid Waste Disposal,
                  (Westvaco Corp.), (AMT), 6.375%, 4/1/26     1,777,612
-----------------------------------------------------------------------
                                                            $10,784,752
-----------------------------------------------------------------------
Insured-Education -- 4.5%
-----------------------------------------------------------------------
    $ 2,000       Lexington-Fayette Urban County,
                  (University of Kentucky, Alumni
                  Association, Inc.), (MBIA),
                  5.00%, 11/1/18                            $ 2,079,400
      1,000       University of Kentucky, University
                  Consolidated Revenue, (FGIC),
                  5.00%, 5/1/19                               1,031,080
-----------------------------------------------------------------------
                                                            $ 3,110,480
-----------------------------------------------------------------------
Insured-General Obligations -- 5.5%
-----------------------------------------------------------------------
    $ 1,000       Lexington-Fayette Urban County, (County
                  Detention Center), (FGIC), 4.75%, 5/1/24  $   978,090
        350       Puerto Rico Infrastructure Financing
                  Authority, (FSA), Variable Rate,
                  7/1/27(3)(4)                                  388,223
      1,500       Puerto Rico, (AMBAC), 4.50%, 7/1/23         1,445,835
      1,000       Warren County, (Judicial Office Building
                  and Parks), (AMBAC), 5.20%, 9/1/29          1,024,690
-----------------------------------------------------------------------
                                                            $ 3,836,838
-----------------------------------------------------------------------
Insured-Hospital -- 6.8%
-----------------------------------------------------------------------
    $   750       Jefferson County, Health Facilities
                  Authority, (Jewish Hospital), (AMBAC),
                  6.55%, 5/1/22                             $   790,725
        850       Jefferson County, Health Facilities
                  Authority, (University Medical Center),
                  (MBIA), 5.25%, 7/1/22                         865,317
     11,775       Kentucky EDA, (Norton Healthcare, Inc.),
                  (MBIA), 0.00%, 10/1/27                      3,043,249
-----------------------------------------------------------------------
                                                            $ 4,699,291
-----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

KENTUCKY MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 3.4%
-----------------------------------------------------------------------
    $ 1,350       Hardin County, School District Finance
                  Corp., School Building, (FSA),
                  4.75%, 7/1/21                             $ 1,352,754
      1,000       Kentucky Property and Buildings
                  Commission, (FSA), 5.00%, 8/1/21            1,021,250
-----------------------------------------------------------------------
                                                            $ 2,374,004
-----------------------------------------------------------------------
Insured-Special Tax Revenue -- 1.8%
-----------------------------------------------------------------------
    $   250       Puerto Rico Infrastructure Financing
                  Authority, (AMBAC), Variable Rate,
                  7/1/07(1)(3)                              $   255,473
      1,000       Puerto Rico Infrastructure Financing
                  Authority, (AMBAC), 5.00%, 7/1/28           1,010,950
-----------------------------------------------------------------------
                                                            $ 1,266,423
-----------------------------------------------------------------------
Insured-Transportation -- 16.1%
-----------------------------------------------------------------------
    $ 3,000       Kenton County Airport, (MBIA), (AMT),
                  6.30%, 3/1/15(5)                          $ 3,300,450
      1,195       Kenton County Airport, (MBIA), (AMT),
                  6.45%, 3/1/15                               1,342,702
      1,000       Kentucky EDA, (State Turnpike
                  Revitalization), (FGIC), 0.00%, 1/1/10        748,280
      1,000       Louisville and Jefferson County,
                  Regional Airport Authority, (MBIA),
                  (AMT), 5.00%, 7/1/18                        1,015,150
        750       Louisville and Jefferson County,
                  Regional Airport Authority, (MBIA),
                  (AMT), 5.00%, 7/1/25                          743,393
      5,000       Puerto Rico Highway and Transportation
                  Authority, (AMBAC), 0.00%, 7/1/18           2,513,700
      1,500       Puerto Rico Highway and Transportation
                  Authority, (AMBAC), 5.00%, 7/1/28           1,517,355
-----------------------------------------------------------------------
                                                            $11,181,030
-----------------------------------------------------------------------
Insured-Water and Sewer -- 6.5%
-----------------------------------------------------------------------
    $ 1,500       Boone-Florence Water Commission, Water
                  Supply System, (FGIC), 5.00%, 12/1/27     $ 1,506,945
      1,000       Campbell and Kenton County, District No.
                  1, (FSA), 5.00%, 8/1/31                     1,003,450
        500       Louisville and Jefferson County,
                  Metropolitan Sewer District and Drainage
                  System, (FGIC), 4.75%, 5/15/28                483,955
      1,000       Louisville and Jefferson County,
                  Metropolitan Sewer District and Drainage
                  System, (FGIC), 5.00%, 5/15/30              1,000,880
        500       Louisville and Jefferson County,
                  Metropolitan Sewer District and Drainage
                  System, (MBIA), 5.00%, 5/15/36                501,110
-----------------------------------------------------------------------
                                                            $ 4,496,340
-----------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 14.0%
-----------------------------------------------------------------------
    $ 1,000       Jefferson County, (Capital Projects
                  Corp.), 0.00%, 8/15/12                    $   655,920
      4,990       Jefferson County, (Capital Projects
                  Corp.), 0.00%, 8/15/15                      2,753,931
      1,000       Kenton County, (Public Properties
                  Corp.), 5.00%, 3/1/29                         994,910
      1,000       Kentucky Property and Buildings
                  Commission, 5.50%, 11/1/14                  1,120,250
      1,030       Kentucky, League of Cities Funding
                  Trust, Certificates of Participation,
                  6.15%, 8/1/13                               1,123,843
      1,000       Lexington-Fayette Urban County, (County
                  Detention Center), 4.75%, 5/1/20            1,005,230
      2,000       Owensboro County, Airport Lease, (AMT),
                  5.875%, 6/1/15                              2,063,920
-----------------------------------------------------------------------
                                                            $ 9,718,004
-----------------------------------------------------------------------
Total Tax-Exempt Investments -- 97.7%
   (identified cost $65,158,186)                            $67,881,904
-----------------------------------------------------------------------
Other Assets, Less Liabilities -- 2.3%                      $ 1,627,165
-----------------------------------------------------------------------
Net Assets -- 100.0%                                        $69,509,069
-----------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Kentucky municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2002, 51.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 5.5% to 21.5% of total investments.
 (1)  Security has been issued as an inverse floater bond.
 (2)  Non-income producing security.
 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (4)  Security has been issued as a leveraged inverse floater bond.
 (5) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       SEE NOTES TO FINANCIAL STATEMENTS

LOUISIANA MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2002

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 100.0%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Escrowed / Prerefunded -- 4.2%
------------------------------------------------------------------------
     $2,475        Jefferson Parish, Home Mortgage
                   Authority, Single Family, (FGIC),
                   Escrowed to Maturity, 0.00%, 5/1/17(1)    $ 1,239,505
------------------------------------------------------------------------
                                                             $ 1,239,505
------------------------------------------------------------------------
Hospital -- 4.3%
------------------------------------------------------------------------
     $  100        Lafourche Parish, Hospital Service
                   District, 6.00%, 10/1/23                  $   100,987
        650        Louisiana Public Facilities Authority,
                   (General Health Systems),
                   6.80%, 11/1/16                                648,687
        500        Louisiana Public Facilities Authority,
                   (Tuoro Infirmary), 5.625%, 8/15/29            503,490
------------------------------------------------------------------------
                                                             $ 1,253,164
------------------------------------------------------------------------
Housing -- 11.1%
------------------------------------------------------------------------
     $   35        Guam Housing Corp., Single Family,
                   (AMT), 5.75%, 9/1/31                      $    37,374
        400        Louisiana HFA, Single Family, (GNMA),
                   (AMT), 8.00%, 3/1/25                          440,488
      1,845        Louisiana HFA, Single Family,
                   (GNMA/FNMA), 0.00%, 6/1/27                    471,324
        395        Louisiana Public Facilities Authority,
                   (Eden Point), 6.25%, 3/1/34                   352,960
      1,890        New Orleans Home Mortgage Authority,
                   Single Family, (GNMA/FNMA), (AMT),
                   6.30%, 6/1/28                               1,970,722
------------------------------------------------------------------------
                                                             $ 3,272,868
------------------------------------------------------------------------
Industrial Development Revenue -- 8.0%
------------------------------------------------------------------------
     $  750        Bastrop, (International Paper), (AMT),
                   6.60%, 3/1/19(2)                          $   774,525
        500        Louisiana Environmental Facilities and
                   Community Development Authority,
                   (Senior-Air Cargo), (AMT),
                   6.65%, 1/1/25                                 502,835
        500        Saint Bernard Parish, (Mobil Oil),
                   5.90%, 11/1/26                                526,575
        500        South Louisiana Port Commission,
                   (Cargill), 5.85%, 4/1/17                      533,735
------------------------------------------------------------------------
                                                             $ 2,337,670
------------------------------------------------------------------------
Insured-Education -- 14.3%
------------------------------------------------------------------------
     $1,000        Louisiana Public Facilities Authority,
                   (Dillard University), (AMBAC),
                   5.30%, 8/1/26                             $ 1,028,160
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Insured-Education (continued)
------------------------------------------------------------------------
     $  750        Louisiana Public Facilities Authority,
                   (Tulane University), (AMBAC),
                   5.00%, 7/1/32                             $   750,525
      1,100        Louisiana State University, (FGIC),
                   5.75%, 7/1/14                               1,189,320
      1,200        New Orleans, Finance Authority, (Xavier
                   University), (MBIA), 5.30%, 6/1/32          1,230,120
------------------------------------------------------------------------
                                                             $ 4,198,125
------------------------------------------------------------------------
Insured-Electric Utilities -- 3.1%
------------------------------------------------------------------------
     $1,750        Puerto Rico Electric Power Authority,
                   (MBIA), 0.00%, 7/1/17                     $   920,167
------------------------------------------------------------------------
                                                             $   920,167
------------------------------------------------------------------------
Insured-General Obligations -- 19.0%
------------------------------------------------------------------------
     $  250        Calcasieu Parish, School District,
                   (FGIC), 5.25%, 5/1/20                     $   260,632
        500        Louisiana, (FGIC), 5.00%, 11/15/20            511,620
      3,000        New Orleans, (AMBAC), 0.00%, 9/1/15         1,658,610
      4,000        New Orleans, (AMBAC), 0.00%, 9/1/16         2,078,560
      1,500        New Orleans, (AMBAC), 0.00%, 9/1/17           733,035
        300        Puerto Rico Infrastructure Financing
                   Authority, (FSA), Variable Rate,
                   7/1/27(3)(4)                                  332,763
------------------------------------------------------------------------
                                                             $ 5,575,220
------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 3.4%
------------------------------------------------------------------------
     $  500        Calcasieu Parish Public Trust Authority
                   Student Lease, (McNeese Student
                   Housing), (MBIA), 5.25%, 5/1/33           $   511,960
        500        Louisiana Environmental Facilities and
                   Community Development Authority,
                   (Jefferson Parking Garage), (AMBAC),
                   5.00%, 9/1/31                                 497,345
------------------------------------------------------------------------
                                                             $ 1,009,305
------------------------------------------------------------------------
Insured-Other Revenue -- 4.2%
------------------------------------------------------------------------
     $  500        Louisiana Environmental Facilities and
                   Community Development Authority,
                   (Capital and Equipment Acquisition),
                   (AMBAC), 4.50%, 12/1/18                   $   501,400
        700        Louisiana Environmental Facilities and
                   Community Development Authority,
                   (Parking Facility Corp. Garage),
                   (AMBAC), 5.375%, 10/1/31                      720,755
------------------------------------------------------------------------
                                                             $ 1,222,155
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

LOUISIANA MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-Special Tax Revenue -- 8.8%
------------------------------------------------------------------------
     $  750        Jefferson, District Sales Tax and Sales
                   Tax Revenue, (AMBAC), 5.25%, 12/1/22(5)   $   757,050
      1,000        Louisiana Gas and Fuels Tax, (AMBAC),
                   5.00%, 6/1/32                               1,000,000
        450        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/07(3)(6)                                  459,850
        350        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(4)                                     361,494
------------------------------------------------------------------------
                                                             $ 2,578,394
------------------------------------------------------------------------
Miscellaneous -- 4.6%
------------------------------------------------------------------------
     $  350        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 10/1/32(3)(4)   $   424,162
      1,000        Tobacco Settlement Financing Corp.,
                   5.875%, 5/15/39                               913,570
------------------------------------------------------------------------
                                                             $ 1,337,732
------------------------------------------------------------------------
Senior Living / Life Care -- 9.8%
------------------------------------------------------------------------
     $  480        Louisiana HFA, (HCC Assisted Living
                   Group 1), (AMT), 9.00%, 3/1/25            $   504,365
        500        Louisiana HFA, (Saint Dominic Assisted
                   Care Facility), (GNMA), 6.85%, 9/1/25         536,610
      1,000        Louisiana HFA, (Saint Joseph's Manor
                   Retirement Center), (GNMA),
                   7.80%, 12/1/35                              1,098,190
        750        Louisiana PFA, (Glen Retirement System),
                   6.70%, 12/1/25                                755,490
------------------------------------------------------------------------
                                                             $ 2,894,655
------------------------------------------------------------------------
Transportation -- 5.2%
------------------------------------------------------------------------
     $1,000        Louisiana Offshore Terminal Authority,
                   Deepwater Port Revenue, (Loop, LLC),
                   5.20%, 10/1/18                            $ 1,025,150
        500        Mississippi River Bridge Authority,
                   Bridge Revenue, 6.75%, 11/1/12                513,910
------------------------------------------------------------------------
                                                             $ 1,539,060
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 100.0%
   (identified cost $27,708,233)                             $29,378,020
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 0.0%                       $    10,947
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $29,388,967
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Louisiana municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2002, 57.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 1.1% to 35.9% of total investments.

 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (2) Security (or a portion thereof) has been segregated to cover when-issued securities.
 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (4)  Security has been issued as a leveraged inverse floater bond.
 (5)  When-issued security.
 (6)  Security has been issued as an inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

MARYLAND MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2002

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 97.1%

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
------------------------------------------------------------------------
Cogeneration -- 1.5%
------------------------------------------------------------------------
    $1,250        Maryland Energy Cogeneration, (AES
                  Warrior Run), (AMT), 7.40%, 9/1/19        $  1,272,112
------------------------------------------------------------------------
                                                            $  1,272,112
------------------------------------------------------------------------
Education -- 8.1%
------------------------------------------------------------------------
    $1,000        Maryland HEFA, (Board of Child Care),
                  5.625%, 7/1/22                            $  1,043,670
     4,000        Maryland HEFA, (Johns Hopkins
                  University), 5.00%, 7/1/32(1)                4,027,560
     1,300        Maryland HEFA, (Maryland Institute
                  College of Art), 5.50%, 6/1/32               1,312,012
       500        Maryland HEFA, (Maryland Institute
                  College of Art), 5.50%, 6/1/21                 510,220
------------------------------------------------------------------------
                                                            $  6,893,462
------------------------------------------------------------------------
Electric Utilities -- 4.5%
------------------------------------------------------------------------
    $1,500        Calvert, PCR, (Baltimore Gas and
                  Electric), 5.55%, 7/15/14                 $  1,564,065
     2,225        Prince George's County, PCR, (Potomac
                  Electric), 6.375%, 1/15/23                   2,283,829
------------------------------------------------------------------------
                                                            $  3,847,894
------------------------------------------------------------------------
Escrowed / Prerefunded -- 14.4%
------------------------------------------------------------------------
    $1,125        Baltimore, SFMR, (Inner Harbor),
                  Escrowed to Maturity, 8.00%, 12/1/10      $  1,482,979
       750        Guam Power Authority, Prerefunded to
                  10/1/04, 6.625%, 10/1/14                       843,510
     1,175        Maryland HEFA, (Good Samaritan
                  Hospital), Escrowed to Maturity,
                  5.75%, 7/1/19                                1,236,217
     3,000        Maryland HEFA, (Helix Health Issue),
                  (AMBAC), Escrowed to Maturity,
                  5.00%, 7/1/27                                3,097,380
     4,000        Maryland HEFA, (Johns Hopkins
                  University), Prerefunded to 7/1/09,
                  6.00%, 7/1/39                                4,713,440
       500        Montgomery County, EDA, (Bullis School),
                  Prerefunded to 11/1/05, 5.60%, 11/1/18         563,180
       350        Montgomery County, EDA, (Bullis School),
                  Prerefunded to 11/1/05, 5.60%, 11/1/22         394,226
------------------------------------------------------------------------
                                                            $ 12,330,932
------------------------------------------------------------------------
General Obligations -- 2.2%
------------------------------------------------------------------------
    $1,000        Montgomery County, 5.25%, 10/1/19         $  1,074,070
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
------------------------------------------------------------------------

General Obligations (continued)
------------------------------------------------------------------------
    $1,100        Puerto Rico, 0.00%, 7/1/16                $    610,588
       190        Worcester, Sanitary District,
                  6.55%, 8/15/17                                 194,600
------------------------------------------------------------------------
                                                            $  1,879,258
------------------------------------------------------------------------
Health Care-Miscellaneous -- 1.7%
------------------------------------------------------------------------
    $1,350        Baltimore County, Economic Development
                  Revenue, (Revisions, Inc.),
                  8.50%, 8/15/25                            $  1,426,855
------------------------------------------------------------------------
                                                            $  1,426,855
------------------------------------------------------------------------
Hospital -- 6.2%
------------------------------------------------------------------------
    $3,000        Maryland HEFA, (Johns Hopkins Hospital),
                  4.50%, 5/15/35                            $  2,750,880
       800        Maryland HEFA, (University of Maryland
                  Medical System), 6.75%, 7/1/30                 875,336
     1,355        Prince George's County, (Greater
                  SouthEast Healthcare System),
                  6.375%, 1/1/13(2)                              441,730
     3,800        Prince George's County, (Greater
                  SouthEast Healthcare System),
                  6.375%, 1/1/23(2)                            1,238,800
------------------------------------------------------------------------
                                                            $  5,306,746
------------------------------------------------------------------------
Housing -- 6.1%
------------------------------------------------------------------------
    $1,000        Maryland Community Development
                  Administration Multifamily, FHA, (AMT),
                  6.70%, 5/15/36                            $  1,050,510
     2,525        Maryland Community Development
                  Administration Single Family, (AMT),
                  6.75%, 4/1/26                                2,603,149
       255        Maryland Community Development
                  Administration Single Family, (AMT),
                  6.80%, 4/1/24                                  262,140
     1,000        Montgomery County, Housing Opportunities
                  Commission, SFMR, 0.00%, 7/1/28                240,410
     1,000        Prince George's County, Housing
                  Authority, (Langely Gardens), (AMT),
                  5.875%, 2/20/39                              1,048,830
------------------------------------------------------------------------
                                                            $  5,205,039
------------------------------------------------------------------------
Industrial Development Revenue -- 4.9%
------------------------------------------------------------------------
    $1,350        Allegany, PCR, (Westvaco Corp.),
                  6.20%, 1/1/08                             $  1,396,291
     1,000        Maryland EDA, (AFCO Cargo), (AMT),
                  6.50%, 7/1/24                                  884,490
     2,000        Northeast Waste Disposal Authority,
                  Resources Recovery Revenue, (Baltimore
                  Resco Retrofit), (AMT), 4.75%, 1/1/12        1,866,500
------------------------------------------------------------------------
                                                            $  4,147,281
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MARYLAND MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-Education -- 6.9%
------------------------------------------------------------------------
    $  460        Maryland HEFA, (College Of Notre Dame),
                  (MBIA), 5.30%, 10/1/18                    $    514,993
     1,000        Maryland HEFA, (Loyola College), (MBIA),
                  5.00%, 10/1/39                               1,003,920
     2,850        Maryland HEFA, (Loyola College), (MBIA),
                  5.375%, 10/1/26                              2,946,872
     1,200        Morgan State University, Academic and
                  Facilities, (MBIA), 6.10%, 7/1/20            1,439,424
------------------------------------------------------------------------
                                                            $  5,905,209
------------------------------------------------------------------------
Insured-Electric Utilities -- 4.1%
------------------------------------------------------------------------
    $1,500        Puerto Rico Electric Power Authority,
                  (FSA), 5.125%, 7/1/26                     $  1,542,885
     1,550        Puerto Rico Electric Power Authority,
                  (MBIA), Variable Rate, 7/1/29(3)(4)          1,714,161
       250        Puerto Rico Electric Power Authority,
                  STRIPES, (FSA), Variable Rate, 7/1/03(5)       267,230
------------------------------------------------------------------------
                                                            $  3,524,276
------------------------------------------------------------------------
Insured-General Obligations -- 0.4%
------------------------------------------------------------------------
    $  350        Puerto Rico Infrastructure Financing
                  Authority, (FSA), Variable Rate,
                  7/1/27(3)(4)                              $    388,224
------------------------------------------------------------------------
                                                            $    388,224
------------------------------------------------------------------------
Insured-Hospital -- 9.9%
------------------------------------------------------------------------
    $  990        Maryland HEFA, (Johns Hopkins
                  Medicine-Howard County General
                  Hospital), (MBIA), 5.00%, 7/1/29          $    996,485
     3,850        Maryland HEFA, (Medlantic/Helix Issue),
                  (AMBAC), 5.25%, 8/15/38                      4,033,029
     3,150        Puerto Rico ITEM & EC, (Auxilio Mutuo
                  Obligated Group), (MBIA), 6.25%, 7/1/24      3,464,748
------------------------------------------------------------------------
                                                            $  8,494,262
------------------------------------------------------------------------
Insured-Housing -- 0.6%
------------------------------------------------------------------------
    $  500        Prince George's County, (Keystone
                  Apartments), FHA, (MBIA), 6.80%, 7/1/25   $    510,655
------------------------------------------------------------------------
                                                            $    510,655
------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 1.2%
------------------------------------------------------------------------
    $1,000        Puerto Rico Public Finance Corp.,
                  (AMBAC), 5.125%, 6/1/24                   $  1,062,370
------------------------------------------------------------------------
                                                            $  1,062,370
------------------------------------------------------------------------
Insured-Other Revenue -- 1.8%
------------------------------------------------------------------------
    $1,500        Maryland HEFA, (Johns Hopkins Medical
                  Institutions Parking Facility), (AMBAC),
                  5.00%, 7/1/34                             $  1,507,350
------------------------------------------------------------------------
                                                            $  1,507,350
------------------------------------------------------------------------
Insured-Solid Waste -- 6.2%
------------------------------------------------------------------------
    $5,000        NE Maryland Solid Waste Disposal,
                  (MBIA), (AMT), 6.30%, 7/1/16              $  5,267,250
------------------------------------------------------------------------
                                                            $  5,267,250
------------------------------------------------------------------------
Insured-Special Tax Revenue -- 1.2%
------------------------------------------------------------------------
    $1,000        Puerto Rico Infrastructure Financing
                  Authority, (AMBAC), Variable Rate,
                  7/1/07(3)(5)                              $  1,021,890
------------------------------------------------------------------------
                                                            $  1,021,890
------------------------------------------------------------------------
Insured-Transportation -- 8.6%
------------------------------------------------------------------------
    $1,500        Maryland Transportation Authority,
                  Baltimore-Washington International
                  Airport, (AMBAC), (AMT), 5.25%, 3/1/27    $  1,539,510
     2,000        Maryland Transportation Authority,
                  Baltimore-Washington International
                  Airport, (FGIC), (AMT), 6.25%, 7/1/14        2,182,940
     2,700        Puerto Rico Highway and Transportation
                  Authority, (MBIA), 4.75%, 7/1/38             2,665,467
       500        Puerto Rico Highway and Transportation
                  Authority, (MBIA), 5.50%, 7/1/36               543,670
       335        Puerto Rico Highway and Transportation
                  Authority, (MBIA), Variable Rate,
                  1/1/19(3)(4)                                   409,008
------------------------------------------------------------------------
                                                            $  7,340,595
------------------------------------------------------------------------
Insured-Water and Sewer -- 5.0%
------------------------------------------------------------------------
    $1,000        Baltimore, (Water Projects), (FGIC),
                  5.125%, 7/1/42                            $  1,007,540
     1,000        Baltimore, Wastewater, (FGIC),
                  5.00%, 7/1/22                                1,045,630
     2,000        Baltimore, Wastewater, (MBIA),
                  5.65%, 7/1/20                                2,244,400
------------------------------------------------------------------------
                                                            $  4,297,570
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MARYLAND MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
------------------------------------------------------------------------
Special Tax Revenue -- 1.0%
------------------------------------------------------------------------
    $  800        Frederick County, Urbana Community
                  Development Authority, 6.625%, 7/1/25     $    825,632
------------------------------------------------------------------------
                                                            $    825,632
------------------------------------------------------------------------
Water and Sewer -- 0.6%
------------------------------------------------------------------------
    $  500        Maryland Water Quality Financing
                  Administration Revolving Loan Fund,
                  6.55%, 9/1/14                             $    507,110
------------------------------------------------------------------------
                                                            $    507,110
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 97.1%
   (identified cost $81,724,090)                            $ 82,961,972
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 2.9%                      $  2,453,563
------------------------------------------------------------------------
Net Assets-- 100.0%                                         $ 85,415,535
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Maryland municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2002, 51.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 2.6% to 28.6% of total investments.

 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (2)  Non-income producing security.
 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (4)  Security has been issued as a leveraged inverse floater bond.
 (5)  Security has been issued as an inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

MISSOURI MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2002

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 98.4%

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Escrowed / Prerefunded -- 8.5%
-----------------------------------------------------------------------
    $1,000        Lake of the Ozarks, (Community Bridge
                  Corp.), Prerefunded to 12/1/06,
                  6.40%, 12/1/25                            $ 1,181,150
       310        Missouri HEFA, (Bethesda Health Group of
                  Saint Louis, Inc.), Prerefunded to
                  8/15/04, 6.625%, 8/15/05                      329,282
       650        Missouri HEFA, (Bethesda Health Group of
                  Saint Louis, Inc.), Prerefunded to
                  8/15/04, 7.50%, 8/15/12                       735,670
     1,005        Missouri HEFA, (Lake of the Ozarks
                  General Hospital), Prerefunded to
                  2/15/06, 6.50%, 2/15/21                     1,157,097
       575        Missouri HEFA, (Saint Louis Children's
                  Hospital), (MBIA), Escrowed to Maturity,
                  0.00%, 5/15/08                                473,271
     1,000        Saint Louis County, Mortgage Revenue,
                  (GNMA), (AMT), Escrowed to Maturity,
                  5.40%, 1/1/16                               1,105,880
-----------------------------------------------------------------------
                                                            $ 4,982,350
-----------------------------------------------------------------------
Hospital -- 14.0%
-----------------------------------------------------------------------
    $1,950        Missouri HEFA, (Barnes Jewish
                  Christian), 5.25%, 5/15/14                $ 2,112,357
     1,500        Missouri HEFA, (Childrens Mercy
                  Hospital), 5.30%, 5/15/28                   1,467,930
     1,000        Missouri HEFA, (Freeman Health Systems),
                  5.25%, 2/15/18                              1,003,220
     1,000        Missouri HEFA, (Jefferson Memorial
                  Hospital), 6.80%, 5/15/25                   1,037,240
       495        Missouri HEFA, (Lake of the Ozarks
                  General Hospital), 6.50%, 2/15/21             513,830
     1,000        Taney County IDA, (The Skaggs Community
                  Hospital Association), 5.30%, 5/15/18         984,010
     1,250        West Plains IDA, (Ozarks Medical
                  Center), 5.65%, 11/15/22                    1,111,875
-----------------------------------------------------------------------
                                                            $ 8,230,462
-----------------------------------------------------------------------
Housing -- 3.7%
-----------------------------------------------------------------------
    $  990        Jefferson County IDA, Multifamily,
                  (Riverview Bend Apartments), (AMT),
                  6.75%, 11/1/29                            $   980,149
       475        Missouri Housing Development Authority,
                  SFMR, (GNMA), (AMT), 6.45%, 9/1/27            500,678
       280        Missouri Housing Development Authority,
                  SFMR, (GNMA), (AMT), 6.75%, 6/1/24            285,648
       385        Missouri Housing Development Authority,
                  SFMR, (GNMA), (AMT), 7.25%, 9/1/26            416,216
-----------------------------------------------------------------------
                                                            $ 2,182,691
-----------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Industrial Development Revenue -- 9.1%
-----------------------------------------------------------------------
    $1,035        Jefferson County, (Kmart Corp.),
                  6.40%, 8/1/08                             $   789,187
       690        Kansas City IDA, (Airline Cargo
                  Facilities), (AMT), 8.50%, 1/1/17             718,814
     1,500        Missouri Development Finance Authority,
                  Solid Waste Disposal, (Proctor and
                  Gamble Paper Products), (AMT),
                  5.20%, 3/15/29                              1,529,340
     1,200        Missouri Environmental Improvement and
                  Energy Resources Authority, (American
                  Cyanamid), 5.80%, 9/1/09                    1,272,852
     1,000        Saint Louis IDA, (Anheuser-Busch),
                  (AMT), 5.875%, 11/1/26                      1,039,030
-----------------------------------------------------------------------
                                                            $ 5,349,223
-----------------------------------------------------------------------
Insured-Education -- 2.1%
-----------------------------------------------------------------------
    $1,250        Missouri HEFA, (St. Louis University
                  High School), (AMBAC), 4.75%, 10/1/24     $ 1,232,287
-----------------------------------------------------------------------
                                                            $ 1,232,287
-----------------------------------------------------------------------
Insured-Electric Utilities -- 6.2%
-----------------------------------------------------------------------
    $2,250        Missouri Environmental Improvement and
                  Energy Resources Authority, (Union
                  Electric), (AMBAC), (AMT),
                  5.45%, 10/1/28                            $ 2,319,120
       400        Puerto Rico Electric Power Authority,
                  (MBIA), Variable
                  Rate, 7/1/16(1)(2)                            584,240
       700        Puerto Rico Electric Power Authority,
                  STRIPES, (FSA), Variable Rate, 7/1/03(3)      748,244
-----------------------------------------------------------------------
                                                            $ 3,651,604
-----------------------------------------------------------------------
Insured-General Obligations -- 5.3%
-----------------------------------------------------------------------
    $1,000        Puerto Rico General Obligation, (FGIC),
                  5.00%, 7/1/32                             $ 1,013,120
       900        Puerto Rico Infrastructure Financing
                  Authority, (FSA), Variable Rate,
                  7/1/27(1)(2)                                  998,289
     2,000        Saint Charles County, (Francis Howell
                  School District), (FGIC), 0.00%, 3/1/16     1,086,560
-----------------------------------------------------------------------
                                                            $ 3,097,969
-----------------------------------------------------------------------
Insured-Hospital -- 10.7%
-----------------------------------------------------------------------
    $  800        Jackson County, (Saint Joseph's Health
                  System), (MBIA), 6.50%, 7/1/19            $   818,792
     1,500        Missouri HEFA, (Heartland Health),
                  (AMBAC), 6.35%, 11/15/17                    1,545,765

                       SEE NOTES TO FINANCIAL STATEMENTS

MISSOURI MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------

Insured-Hospital (continued)
-----------------------------------------------------------------------
    $9,500        Missouri HEFA, (Lester Cox Medical
                  Center), (MBIA), 0.00%, 9/1/20            $ 3,911,720
-----------------------------------------------------------------------
                                                            $ 6,276,277
-----------------------------------------------------------------------
Insured-Housing -- 2.7%
-----------------------------------------------------------------------
    $1,500        SCA, MFMR Receipts, Springfield, (FSA),
                  7.10%, 1/1/30                             $ 1,586,490
-----------------------------------------------------------------------
                                                            $ 1,586,490
-----------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 1.5%
-----------------------------------------------------------------------
    $2,000        Saint Louis IDA, (Convention Center
                  Hotel), (AMBAC), 0.00%, 7/15/19           $   883,600
-----------------------------------------------------------------------
                                                            $   883,600
-----------------------------------------------------------------------
Insured-Other Revenue -- 2.6%
-----------------------------------------------------------------------
    $  750        Missouri Development Finance Authority,
                  Cultural Facility, (Nelson Gallery
                  Foundation), (MBIA), 5.00%, 12/1/30       $   756,863
       750        Missouri Development Finance Authority,
                  Cultural Facility, (Nelson Gallery
                  Foundation), (MBIA), 5.25%, 12/1/22           782,040
-----------------------------------------------------------------------
                                                            $ 1,538,903
-----------------------------------------------------------------------
Insured-Special Tax Revenue -- 5.5%
-----------------------------------------------------------------------
    $1,500        Bi-State Development Agency, Illinois
                  Metropolitan District, (Saint Clair
                  County Metrolink Extension), (MBIA),
                  5.00%, 7/1/28                             $ 1,507,140
       700        Puerto Rico Infrastructure Financing
                  Authority, (AMBAC), Variable Rate,
                  7/1/28(2)                                     722,988
     1,000        Puerto Rico Public Finance Corp.,
                  (AMBAC), Variable
                  Rate, 6/1/26(1)(3)                          1,022,120
-----------------------------------------------------------------------
                                                            $ 3,252,248
-----------------------------------------------------------------------
Insured-Transportation -- 2.9%
-----------------------------------------------------------------------
    $  500        Puerto Rico Highway and Transportation
                  Authority, (MBIA), Variable Rate,
                  1/1/19(1)(2)                              $   610,460
       910        Saint Louis Airport, (Lambert
                  International Airport), (FGIC), (AMT),
                  6.00%, 7/1/14                               1,062,871
-----------------------------------------------------------------------
                                                            $ 1,673,331
-----------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 4.2%
-----------------------------------------------------------------------
    $1,000        Missouri Regional Convention and Sports
                  Complex Authority, 5.50%, 8/15/21         $ 1,019,480
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------

Lease Revenue / Certificates of Participation (continued)
-----------------------------------------------------------------------
    $1,350        Saint Louis County, Regional Convention
                  and Sports Complex Authority,
                  5.50%, 8/15/13                            $ 1,421,307
-----------------------------------------------------------------------
                                                            $ 2,440,787
-----------------------------------------------------------------------
Nursing Home -- 2.2%
-----------------------------------------------------------------------
    $  300        Cass County, (Fox Springs Living
                  Center), 7.375%, 10/1/22                  $   303,756
     1,000        Kansas City IDA, (Beverly Enterprises),
                  8.00%, 12/1/02                              1,005,040
-----------------------------------------------------------------------
                                                            $ 1,308,796
-----------------------------------------------------------------------
Other Revenue -- 2.1%
-----------------------------------------------------------------------
    $  500        Saint Louis IDA, (Saint Louis
                  Convention), (AMT), 7.20%, 12/15/28       $   498,985
       750        Saint Louis IDA, (Saint Louis Science
                  Center), 6.40%, 11/1/19                       747,518
-----------------------------------------------------------------------
                                                            $ 1,246,503
-----------------------------------------------------------------------
Pooled Loans -- 4.9%
-----------------------------------------------------------------------
    $2,750        Missouri Higher Education Loan
                  Authority, Student Loan, (AMT),
                  5.45%, 2/15/09                            $ 2,851,668
-----------------------------------------------------------------------
                                                            $ 2,851,668
-----------------------------------------------------------------------
Senior Living / Life Care -- 6.8%
-----------------------------------------------------------------------
    $1,000        Kansas City IDR, (Kingswood Manor),
                  5.80%, 11/15/17                           $   915,750
       500        Lees Summit IDA, Health Facility, (John
                  Knox Village), 5.70%, 8/15/22                 503,185
     1,500        Missouri HEFA, (Lutheran Senior
                  Services), 6.375%, 2/1/27                   1,547,610
     1,000        Saint Louis County, IDA Health
                  Facilities Revenue, (Jewish Center),
                  5.50%, 2/20/36                              1,041,520
-----------------------------------------------------------------------
                                                            $ 4,008,065
-----------------------------------------------------------------------
Water and Sewer -- 3.4%
-----------------------------------------------------------------------
    $1,000        Missouri Environmental Improvement and
                  Energy Resources Authority (Revolving
                  Fund Program), Water Pollution Control,
                  0.00%, 1/1/14                             $   602,490
       710        Missouri Environmental Improvement and
                  Energy Resources Authority, (Revolving
                  Fund Program), 7.20%, 7/1/16(4)               795,917

                       SEE NOTES TO FINANCIAL STATEMENTS

MISSOURI MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------

Water and Sewer (continued)
-----------------------------------------------------------------------
    $  540        Missouri Environmental Improvement and
                  Energy Resources Authority, (Revolving
                  Fund Program), 7.20%, 7/1/16              $   604,341
-----------------------------------------------------------------------
                                                            $ 2,002,748
-----------------------------------------------------------------------
Total Tax-Exempt Investments -- 98.4%
   (identified cost $53,406,184)                            $57,796,002
-----------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.6%                      $   952,327
-----------------------------------------------------------------------
Net Assets -- 100.0%                                        $58,748,329
-----------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Missouri municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2002, 40.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 5.5% to 16.3% of total investments.
 (1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (2)  Security has been issued as a leveraged inverse floater bond.
 (3)  Security has been issued as an inverse floater bond.
 (4) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       SEE NOTES TO FINANCIAL STATEMENTS

NORTH CAROLINA MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2002

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 97.9%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Education -- 7.4%
------------------------------------------------------------------------
    $ 1,750        North Carolina Educational Facilities
                   Finance Agency, (Duke University),
                   5.125%, 10/1/41                           $ 1,765,365
        300        North Carolina Educational Facilities
                   Finance Agency, (High Point University),
                   5.125%, 9/1/21                                298,557
      8,410        University of North Carolina at Chapel
                   Hill, 0.00%, 8/1/17                         4,235,949
      1,980        University of North Carolina at Chapel
                   Hill, 0.00%, 8/1/21                           767,844
------------------------------------------------------------------------
                                                             $ 7,067,715
------------------------------------------------------------------------
Electric Utilities -- 15.4%
------------------------------------------------------------------------
    $ 1,015        Chatham County Industrial Facilities and
                   Pollution, (Carolina Power and Light),
                   6.30%, 6/15/14                            $ 1,039,949
      1,250        North Carolina Eastern Municipal Power
                   Agency, 6.75%, 1/1/26                       1,355,887
      5,000        North Carolina Eastern Municipal Power
                   Authority, 6.125%, 1/1/09                   5,512,700
      3,500        North Carolina Municipal Power Agency,
                   (Catawba), 6.50%, 1/1/20                    3,768,345
      2,000        Puerto Rico Electric Power Authority,
                   0.00%, 7/1/17                               1,028,980
      2,000        Puerto Rico Electric Power Authority,
                   0.00%, 7/1/17                               1,028,980
      1,000        Wake County, Industrial Facilities and
                   Pollution Control Financing Authority,
                   (Carolina Power and Light Co.),
                   5.375%, 2/1/17                              1,052,240
------------------------------------------------------------------------
                                                             $14,787,081
------------------------------------------------------------------------
Escrowed / Prerefunded -- 8.2%
------------------------------------------------------------------------
    $ 3,410        North Carolina Eastern Municipal Power
                   Agency, Escrowed to Maturity,
                   4.00%, 1/1/18                             $ 3,307,768
      2,210        North Carolina Eastern Municipal Power
                   Agency, Escrowed to Maturity,
                   5.00%, 1/1/17                               2,393,629
        440        North Carolina Eastern Municipal Power
                   Agency, Escrowed to Maturity,
                   5.00%, 1/1/21                                 464,697
      1,500        North Carolina Medical Care Commission,
                   (Annie Penn Memorial Hospital),
                   Prerefunded to 1/1/15, 5.375%, 1/1/22       1,651,500
------------------------------------------------------------------------
                                                             $ 7,817,594
------------------------------------------------------------------------
General Obligations -- 6.2%
------------------------------------------------------------------------
    $ 1,000        Charlotte, 5.60%, 6/1/20                  $ 1,096,260
      1,000        New Hanover County, 5.75%, 11/1/17          1,131,220
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

General Obligations (continued)
------------------------------------------------------------------------
    $ 3,550        North Carolina Capital Improvements,
                   4.75%, 2/1/12(1)                          $ 3,731,476
------------------------------------------------------------------------
                                                             $ 5,958,956
------------------------------------------------------------------------
Hospital -- 12.6%
------------------------------------------------------------------------
    $ 2,090        Charlotte-Mecklenberg Hospital
                   Authority, 0.00%, 1/1/06                  $ 1,894,230
      1,750        Charlotte-Mecklenberg Hospital
                   Authority, 5.00%, 1/15/31                   1,753,150
      3,400        North Carolina Medical Care Commission,
                   (Duke University Hospital),
                   0.00%, 6/1/09                               2,561,968
      1,000        North Carolina Medical Care Commission,
                   (Gaston Health Care), 5.00%, 2/15/29          969,310
        500        North Carolina Medical Care Commission,
                   (Halifax Regional Medical Center),
                   5.00%, 8/15/24                                448,900
      2,000        North Carolina Medical Care Commission,
                   (North Carolina Baptist Hospital),
                   6.00%, 6/1/22                               2,041,780
      1,000        North Carolina Medical Care Commission,
                   (Pitt County Memorial Hospital),
                   4.75%, 12/1/28                                947,650
      1,000        North Carolina Medical Care Commission,
                   (Southeastern Regional Medical Center),
                   5.375%, 6/1/32                                999,910
        500        North Carolina Medical Care Commission,
                   (Union Regional Medical Center),
                   5.375%, 1/1/32                                501,090
------------------------------------------------------------------------
                                                             $12,117,988
------------------------------------------------------------------------
Housing -- 5.6%
------------------------------------------------------------------------
    $ 1,400        Charlotte Housing Authority, (Double
                   Oaks), FHA, (FNMA), 7.35%, 5/15/26        $ 1,505,924
        285        Guam Housing Corp., Single Family,
                   (AMT), 5.75%, 9/1/31                          304,332
      1,465        North Carolina HFA, MFMR, (AMT),
                   6.45%, 9/1/27                               1,533,562
      1,490        North Carolina HFA, SFMR, (AMT),
                   6.60%, 9/1/26                               1,539,006
        970        Raleigh Housing Authority, Multifamily,
                   (Cedar Point) , 7.00%, 11/1/30(2)             436,500
------------------------------------------------------------------------
                                                             $ 5,319,324
------------------------------------------------------------------------
Industrial Development Revenue -- 7.1%
------------------------------------------------------------------------
    $ 2,750        Haywood County IDA, (Champion
                   International), (AMT), 5.50%, 10/1/18     $ 2,704,652
      1,375        Martin County IDA, (Weyerhaeuser),
                   (AMT), 6.80%, 5/1/24                        1,435,665
      2,500        Puerto Rico Port Authority, (American
                   Airlines), (AMT), 6.25%, 6/1/26             1,700,700

                       SEE NOTES TO FINANCIAL STATEMENTS

NORTH CAROLINA MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Industrial Development Revenue (continued)
------------------------------------------------------------------------
    $   850        Robeson County, Industrial Facilities
                   and Pollution Control Financing
                   Authority, (Campbell Soup),
                   6.40%, 12/1/06                            $   976,471
------------------------------------------------------------------------
                                                             $ 6,817,488
------------------------------------------------------------------------
Insured-Education -- 3.5%
------------------------------------------------------------------------
    $ 1,375        East Carolina University, (AMBAC),
                   5.25%, 11/1/21                            $ 1,444,589
      1,900        University of North Carolina, (MBIA),
                   4.50%, 10/1/18                              1,906,973
------------------------------------------------------------------------
                                                             $ 3,351,562
------------------------------------------------------------------------
Insured-Electric Utilities -- 6.0%
------------------------------------------------------------------------
    $ 4,000        North Carolina Eastern Municipal Power
                   Authority, (Catawba Electric), (MBIA),
                   Variable Rate, 1/1/12(3)                  $ 4,200,160
      1,500        North Carolina Eastern Municipal Power
                   Authority, (FSA), Variable Rate,
                   1/1/19(3)(4)                                1,509,435
------------------------------------------------------------------------
                                                             $ 5,709,595
------------------------------------------------------------------------
Insured-Hospital -- 2.1%
------------------------------------------------------------------------
    $   500        Cumberland County Hospital, (MBIA),
                   0.00%, 10/1/09                            $   385,340
        935        North Carolina Medical Care Commission,
                   (Memorial Mission Hospital), (FSA),
                   0.00%, 10/1/06                                836,937
      1,500        North Carolina Medical Care Commission,
                   (Wilson Memorial Hospital), (AMBAC),
                   0.00%, 11/1/15                                826,215
------------------------------------------------------------------------
                                                             $ 2,048,492
------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 2.9%
------------------------------------------------------------------------
    $ 1,575        Franklin, County Jail, (FGIC),
                   6.625%, 6/1/14                            $ 1,743,446
      1,000        Mooresville School District, (AMBAC),
                   6.35%, 10/1/14                              1,024,000
------------------------------------------------------------------------
                                                             $ 2,767,446
------------------------------------------------------------------------
Insured-Transportation -- 5.8%
------------------------------------------------------------------------
    $ 3,000        Puerto Rico Highway and Transportation
                   Authority, (MBIA), 5.00%, 7/1/36          $ 3,054,780
      1,375        Puerto Rico Highway and Transportation
                   Authority, (MBIA), 5.50%, 7/1/36            1,495,093
      1,000        Raleigh Durham, Airport Authority,
                   (FGIC), 5.00%, 11/1/31                        999,170
------------------------------------------------------------------------
                                                             $ 5,549,043
------------------------------------------------------------------------
Insured-Water and Sewer -- 3.5%
------------------------------------------------------------------------
    $ 1,745        Broad River, Water Authority Water
                   System, (MBIA), 5.375%, 6/1/26            $ 1,817,226
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Insured-Water and Sewer (continued)
------------------------------------------------------------------------
    $ 1,500        Kannapolis, Water and Sewer, (FSA),
                   (AMT), 5.25%, 2/1/26                      $ 1,517,340
------------------------------------------------------------------------
                                                             $ 3,334,566
------------------------------------------------------------------------
Water and Sewer -- 11.6%
------------------------------------------------------------------------
    $ 1,700        Charlotte, Storm Water, 5.00%, 6/1/25     $ 1,721,760
      1,975        Charlotte, Water and Sewer,
                   5.125%, 6/1/26                              2,020,820
      3,500        Charlotte, Water and Sewer,
                   5.25%, 6/1/25                               3,960,950
      1,380        Orange County, Water and Sewer
                   Authority, 5.20%, 7/1/16                    1,416,197
      2,000        Winston-Salem, Water and Sewer System,
                   5.125%, 6/1/28                              2,036,580
------------------------------------------------------------------------
                                                             $11,156,307
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 97.9%
   (identified cost $87,161,251)                             $93,803,157
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 2.1%                       $ 2,015,727
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $95,818,884
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by North Carolina municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2002, 24.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 2.9% to 13.7% of total investments.

 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (2)  Non-income producing security.
 (3)  Security has been issued as an inverse floater bond.
 (4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       SEE NOTES TO FINANCIAL STATEMENTS

OREGON MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2002

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 97.8%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Cogeneration -- 2.5%
------------------------------------------------------------------------
     $2,000        Western Generation Agency, (Wauna
                   Cogeneration), (AMT), 7.40%, 1/1/16       $ 2,058,980
------------------------------------------------------------------------
                                                             $ 2,058,980
------------------------------------------------------------------------
Electric Utilities -- 1.2%
------------------------------------------------------------------------
     $1,000        Northern Wasco County, (Bonneville Power
                   Administration), 5.20%, 12/1/24           $ 1,012,680
------------------------------------------------------------------------
                                                             $ 1,012,680
------------------------------------------------------------------------
Escrowed / Prerefunded -- 2.8%
------------------------------------------------------------------------
     $2,000        Medford, Rogue Valley Memorial Hospital,
                   Escrowed to Maturity, 6.25%, 12/1/07      $ 2,314,440
------------------------------------------------------------------------
                                                             $ 2,314,440
------------------------------------------------------------------------
General Obligations -- 17.0%
------------------------------------------------------------------------
     $  700        Lane County, Eugene School District,
                   5.375%, 7/1/13                            $   723,366
      1,565        Oregon Board of Higher Education,
                   0.00%, 8/1/20                                 648,192
      1,000        Oregon Board of Higher Education,
                   5.00%, 8/1/22                               1,017,950
      4,610        Oregon Elderly and Disabled Housing,
                   (AMT), 5.65%, 8/1/26                        4,690,260
      2,000        Oregon Veterans Welfare, 5.50%, 12/1/42     2,061,980
      1,190        Oregon Veterans Welfare, 5.90%, 10/1/17     1,270,884
      1,250        Portland, Community College District,
                   5.00%, 6/1/21                               1,285,150
      4,850        Puerto Rico, 0.00%, 7/1/17                  2,546,492
------------------------------------------------------------------------
                                                             $14,244,274
------------------------------------------------------------------------
Hospital -- 2.7%
------------------------------------------------------------------------
     $2,105        Hood River County, Health Facilities
                   Authority, Elderly Housing, (Down
                   Manor), 6.50%, 1/1/17                     $ 2,231,300
------------------------------------------------------------------------
                                                             $ 2,231,300
------------------------------------------------------------------------
Housing -- 20.5%
------------------------------------------------------------------------
     $  985        Oregon Health Authority, (Trillium
                   Affordable Housing), (AMT),
                   6.75%, 2/15/29                            $   929,308
        750        Oregon Housing and Community Services
                   Department, MFMR, (AMT), 5.70%, 7/1/29        763,942
      1,500        Oregon Housing and Community Services
                   Department, MFMR, (AMT), 6.20%, 7/1/28      1,558,500
      1,505        Oregon Housing and Community Services
                   Department, SFMR, (AMT), 6.20%, 7/1/27      1,574,862
      1,110        Oregon Housing and Community Services
                   Department, SFMR, (AMT), 6.40%, 7/1/26      1,161,160
      1,660        Oregon Housing and Community Services
                   Department, SFMR, (AMT), 6.45%, 7/1/26      1,738,402
      3,710        Portland Housing Authority, MFMR, (Berry
                   Ridge), (AMT), 6.30%, 5/1/29                3,828,868
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Housing (continued)
------------------------------------------------------------------------
     $2,875        Portland Housing Authority, MFMR,
                   (Cherry Blossom), (AMT), 6.20%, 12/20/36  $ 3,003,254
      1,000        Portland Housing Authority, MFMR,
                   (Village Court), 6.00%, 1/1/27              1,015,500
      1,500        Washington County Housing Authority,
                   MFMR, (Bethany Meadows), (AMT),
                   5.85%, 9/1/27                               1,534,545
------------------------------------------------------------------------
                                                             $17,108,341
------------------------------------------------------------------------
Industrial Development Revenue -- 8.9%
------------------------------------------------------------------------
     $  500        Oregon EDA, (Georgia-Pacific), (AMT),
                   5.70%, 12/1/25                            $   420,565
      3,500        Port of Astoria, PCR, (James River
                   Corp.), 6.55%, 2/1/15                       3,522,365
      1,000        Port of Portland, (North Portland Crown
                   Zellerbach Corp.), 6.125%, 5/15/08          1,003,880
      1,500        Port of Portland, Special Obligation
                   Revenue Bonds, (Delta Airlines, Inc.),
                   (AMT), 6.20%, 9/1/22                        1,079,040
        750        Puerto Rico Port Authority, (American
                   Airlines), (AMT), 6.25%, 6/1/26               510,210
      1,320        Puerto Rico Port Authority, (American
                   Airlines), (AMT), 6.30%, 6/1/23               920,093
------------------------------------------------------------------------
                                                             $ 7,456,153
------------------------------------------------------------------------
Insured-Education -- 5.6%
------------------------------------------------------------------------
     $4,850        Oregon Health Science University,
                   (MBIA), 0.00%, 7/1/21                     $ 1,906,147
      1,000        Oregon Health, Housing, Educational and
                   Cultural Facilities Authority, (Lewis
                   and Clark College), (MBIA),
                   6.00%, 10/1/13                              1,099,450
      1,500        Oregon Health, Housing, Educational and
                   Cultural Facilities Authority, (Lewis
                   and Clark College), (MBIA),
                   6.125%, 10/1/24                             1,635,885
------------------------------------------------------------------------
                                                             $ 4,641,482
------------------------------------------------------------------------
Insured-Electric Utilities -- 7.7%
------------------------------------------------------------------------
     $1,000        Emerald People's Utility District,
                   Electric System, (AMBAC), 5.75%, 11/1/16  $ 1,026,310
      1,000        Eugene, Electric Utility, (FSA),
                   5.25%, 8/1/22                               1,045,960
      1,000        Puerto Rico Electric Power Authority,
                   (FSA), 5.125%, 7/1/26                       1,028,590
      5,300        Puerto Rico Electric Power Authority,
                   (MBIA), 0.00%, 7/1/17                       2,786,793
        500        Puerto Rico Electric Power Authority,
                   STRIPES, (FSA), Variable Rate, 7/1/03(1)      534,460
------------------------------------------------------------------------
                                                             $ 6,422,113
------------------------------------------------------------------------
Insured-General Obligations -- 11.1%
------------------------------------------------------------------------
     $2,000        Clackamas County, School District No.
                   007J, (Lake Oswego), (MBIA),
                   5.00%, 6/1/26                             $ 2,023,180
      1,000        Columbia, School District No. 502,
                   (FGIC), 0.00%, 6/1/17                         511,230

                       SEE NOTES TO FINANCIAL STATEMENTS

OREGON MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Insured-General Obligations (continued)
------------------------------------------------------------------------
     $  200        Jefferson County, School District No.
                   509J, (FGIC), 5.00%, 6/15/22              $   204,730
        500        Jefferson County, School District No.
                   509J, (FGIC), 5.25%, 6/15/19                  535,745
      3,900        Puerto Rico General Obligation, (FGIC),
                   5.00%, 7/1/32                               3,951,168
      1,000        Salem-Keizer, School District No. 24J,
                   (FGIC), 5.00%, 6/1/17                       1,045,650
        950        Umatilla County, School District No.
                   008R, (MBIA), Variable Rate,
                   6/15/19(1)(2)                               1,043,613
------------------------------------------------------------------------
                                                             $ 9,315,316
------------------------------------------------------------------------
Insured-Hospital -- 0.6%
------------------------------------------------------------------------
     $  500        Oregon Health, Housing, Educational and
                   Cultural Facilities Authority, (Peace
                   Health), (AMBAC), 5.00%, 11/15/32         $   501,790
------------------------------------------------------------------------
                                                             $   501,790
------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 1.9%
------------------------------------------------------------------------
     $1,500        Oregon Department of Administration
                   Services, (MBIA), 5.25%, 11/1/20          $ 1,591,560
------------------------------------------------------------------------
                                                             $ 1,591,560
------------------------------------------------------------------------
Insured-Special Tax Revenue -- 2.2%
------------------------------------------------------------------------
     $1,000        Portland, Arena Natural Gas Tax Revenue,
                   (AMBAC), 0.00%, 6/1/17                    $   426,070
      1,400        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(3)                                   1,445,976
------------------------------------------------------------------------
                                                             $ 1,872,046
------------------------------------------------------------------------
Insured-Transportation -- 2.2%
------------------------------------------------------------------------
     $1,000        Oregon Department of Transportation,
                   (Westside Light Rail), (MBIA),
                   6.25%, 6/1/09                             $ 1,099,880
        700        Puerto Rico Highway and Transportation
                   Authority, (FSA), Variable Rate,
                   7/1/32(1)(2)                                  727,552
------------------------------------------------------------------------
                                                             $ 1,827,432
------------------------------------------------------------------------
Insured-Water and Sewer -- 0.9%
------------------------------------------------------------------------
     $  750        Washington County, Clean Water Services,
                   (Senior Lien), (FGIC), 5.00%, 10/1/21     $   771,765
------------------------------------------------------------------------
                                                             $   771,765
------------------------------------------------------------------------
Miscellaneous -- 1.3%
------------------------------------------------------------------------
     $  980        City of Union, (Buffalo Peak Golf Club),
                   6.75%, 7/1/24                             $   671,888
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Miscellaneous (continued)
------------------------------------------------------------------------
     $  300        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 10/1/32(2)(3)   $   405,945
------------------------------------------------------------------------
                                                             $ 1,077,833
------------------------------------------------------------------------
Special Tax Revenue -- 3.6%
------------------------------------------------------------------------
     $2,475        Portland Limited Tax General Obligation,
                   0.00%, 6/1/22                             $   903,029
      2,000        Tri-County Metropolitan Transportation
                   District, Variable Rate, 8/1/19(1)(2)       2,135,660
------------------------------------------------------------------------
                                                             $ 3,038,689
------------------------------------------------------------------------
Transportation -- 2.4%
------------------------------------------------------------------------
     $2,000        Oregon Department of Transportation,
                   (Highway User Tax), 5.125%, 11/15/26      $ 2,045,020
------------------------------------------------------------------------
                                                             $ 2,045,020
------------------------------------------------------------------------
Water and Sewer -- 2.7%
------------------------------------------------------------------------
     $2,000        Clackamas County, Water Revenue,
                   6.375%, 10/1/14                           $ 2,268,380
------------------------------------------------------------------------
                                                             $ 2,268,380
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 97.8%
   (identified cost $78,223,489)                             $81,799,594
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 2.2%                       $ 1,814,486
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $83,614,080
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
 The Portfolio invests primarily in debt securities issued by Oregon municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2002, 32.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 4.1% to 16.1% of total investments.
 (1)  Security has been issued as an inverse floater bond.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3)  Security has been issued as a leveraged inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

SOUTH CAROLINA MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2002

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 97.1%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Electric Utilities -- 3.7%
------------------------------------------------------------------------
     $  500        Berkeley County, (South Carolina
                   Electric and Gas), 6.50%, 10/1/14         $   516,850
      1,150        Darlington County, (Carolina Power and
                   Light), 6.60%, 11/1/10                      1,191,561
------------------------------------------------------------------------
                                                             $ 1,708,411
------------------------------------------------------------------------
General Obligations -- 10.6%
------------------------------------------------------------------------
     $  350        Beaufort County, School District,
                   5.00%, 3/1/20                             $   361,126
      1,500        Charleston County, School District,
                   5.00%, 2/1/25                               1,515,090
        695        Kershaw County, School District,
                   5.00%, 2/1/18                                 724,030
        600        Orangeburg County, Consolidated School
                   District No. 5, 5.625%, 3/1/19                649,122
        500        Puerto Rico, 0.00%, 7/1/18                    247,505
        270        Puerto Rico, 4.50%, 7/1/23                    255,139
        500        Richland County, School District,
                   4.625%, 3/1/22                                487,450
        500        South Carolina, 4.75%, 4/1/20                 507,875
        200        South Carolina, 4.75%, 4/1/21                 201,602
------------------------------------------------------------------------
                                                             $ 4,948,939
------------------------------------------------------------------------
Hospital -- 4.2%
------------------------------------------------------------------------
     $  215        Horry County, (Conway Hospital),
                   6.75%, 7/1/12                             $   220,270
        750        Loris, Community Hospital District,
                   5.625%, 1/1/29                                723,990
      1,000        Medical University Hospital Authority,
                   6.50%, 8/15/32                              1,026,110
------------------------------------------------------------------------
                                                             $ 1,970,370
------------------------------------------------------------------------
Housing -- 5.2%
------------------------------------------------------------------------
     $1,280        South Carolina Housing Finance
                   Authority, MFMR, (Runaway Bay
                   Apartments), 6.20%, 12/1/20               $ 1,345,805
      1,060        South Carolina Housing Finance
                   Authority, SFMR, 6.45%, 7/1/17              1,102,474
------------------------------------------------------------------------
                                                             $ 2,448,279
------------------------------------------------------------------------
Industrial Development Revenue -- 15.9%
------------------------------------------------------------------------
     $1,250        Darlington County, (Nucor), (AMT),
                   5.75%, 8/1/23(1)                          $ 1,273,250
      1,000        Darlington County, (Sonoco Products),
                   6.00%, 4/1/26                               1,032,680
        260        Florence County, (Stone Container),
                   7.375%, 2/1/07                                261,048
      1,000        Georgetown County, (International
                   Paper), 5.70%, 10/1/21                        970,540
        400        Puerto Rico Port Authority, (American
                   Airlines), (AMT), 6.25%, 6/1/26               272,112
      1,000        Richland County, (Union Camp), (AMT),
                   6.75%, 5/1/22                               1,022,060
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Industrial Development Revenue (continued)
------------------------------------------------------------------------
     $1,500        Spartanburg County, Solid Waste,
                   (Bavarian Motor Works Corp.), (AMT),
                   7.55%, 11/1/24                            $ 1,651,890
      1,000        York County, (Hoechst Celanese), (AMT),
                   5.70%, 1/1/24                                 930,570
------------------------------------------------------------------------
                                                             $ 7,414,150
------------------------------------------------------------------------
Insured-Education -- 1.1%
------------------------------------------------------------------------
     $  500        Puerto Rico ITEM & EC, Residual
                   Certificates, (MBIA), Variable Rate,
                   7/1/33(2)(3)                              $   515,890
------------------------------------------------------------------------
                                                             $   515,890
------------------------------------------------------------------------
Insured-Electric Utilities -- 10.5%
------------------------------------------------------------------------
     $1,000        Piedmont Municipal Power Agency, (MBIA),
                   4.00%, 1/1/23                             $   866,860
        195        Piedmont Municipal Power Agency, (MBIA),
                   6.30%, 1/1/14                                 201,813
      1,000        Puerto Rico Electric Power Authority,
                   (FSA), 4.75%, 7/1/24                          995,230
      2,500        Puerto Rico Electric Power Authority,
                   (MBIA), 0.00%, 7/1/17                       1,314,525
        500        South Carolina Public Service Authority,
                   (FSA), 5.125%, 1/1/37                         502,620
      1,000        South Carolina Public Service Authority,
                   (FSA), 5.125%, 1/1/21                       1,030,300
------------------------------------------------------------------------
                                                             $ 4,911,348
------------------------------------------------------------------------
Insured-General Obligations -- 5.3%
------------------------------------------------------------------------
     $1,000        Lancaster County, School District,
                   (FSA), 4.75%, 3/1/18                      $ 1,023,530
        900        Puerto Rico Public Buildings Authority,
                   Government Facility Revenue, (XLCA),
                   5.25%, 7/1/36                                 925,992
        500        Spartanburg, Sanitary Sewer District,
                   (MBIA), 5.00%, 3/1/26                         503,885
------------------------------------------------------------------------
                                                             $ 2,453,407
------------------------------------------------------------------------
Insured-Hospital -- 8.9%
------------------------------------------------------------------------
     $1,000        Greenville Hospital System, (AMBAC),
                   5.00%, 5/1/31                             $ 1,002,590
      1,000        South Carolina Jobs Economic Development
                   Authority, (Baptist Hospital), (AMBAC),
                   5.45%, 8/1/15                               1,028,620
      1,000        South Carolina Jobs Economic Development
                   Authority, (Baptist Hospital), (AMBAC),
                   Variable Rate, 8/1/15(4)                    1,057,030
      1,000        South Carolina Jobs Economic Development
                   Authority, (Oconee Memorial Hospital),
                   (CLEE), 6.15%, 3/1/25                       1,067,270
------------------------------------------------------------------------
                                                             $ 4,155,510
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

SOUTH CAROLINA MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 3.4%
------------------------------------------------------------------------
     $  500        Charleston County, (Charleston Public
                   Facilities Corp.), (MBIA), 6.10%, 6/1/11  $   544,455
      1,000        Florence County, (Law Enforcement
                   Center), (AMBAC), 6.00%, 3/1/14             1,040,620
------------------------------------------------------------------------
                                                             $ 1,585,075
------------------------------------------------------------------------
Insured-Special Tax Revenue -- 0.6%
------------------------------------------------------------------------
     $  260        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(3)                                 $   268,538
------------------------------------------------------------------------
                                                             $   268,538
------------------------------------------------------------------------
Insured-Transportation -- 8.1%
------------------------------------------------------------------------
     $  750        Puerto Rico Highway and Transportation
                   Authority, (FSA), 4.75%, 7/1/38           $   740,407
      1,000        Richland-Lexington, Airport District,
                   (Columbia Metropolitan Airport), (FSA),
                   5.00%, 1/1/31                                 997,680
        750        South Carolina Transportation
                   Infrastructure, (AMBAC),
                   5.125%, 10/1/31                               758,767
      1,250        South Carolina Transportation
                   Infrastructure, (AMBAC), 5.25%, 10/1/31     1,281,263
------------------------------------------------------------------------
                                                             $ 3,778,117
------------------------------------------------------------------------
Insured-Utilities -- 4.7%
------------------------------------------------------------------------
     $2,000        Greer, Combined Utility System, (AMBAC),
                   5.50%, 9/1/32                             $ 2,210,140
------------------------------------------------------------------------
                                                             $ 2,210,140
------------------------------------------------------------------------
Insured-Water and Sewer -- 7.0%
------------------------------------------------------------------------
     $  750        Beaufort-Jasper, Water and Sewer
                   Authority, (FSA), 5.00%, 3/1/26           $   753,098
      1,000        Easley, (FSA), 5.00%, 12/1/27               1,003,990
      1,500        Grand Strand, Water and Sewer Authority,
                   (FSA), 5.00%, 6/1/26                        1,509,675
------------------------------------------------------------------------
                                                             $ 3,266,763
------------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 1.7%
------------------------------------------------------------------------
     $  750        Lexington County School District,
                   6.90%, 7/1/08                             $   805,988
------------------------------------------------------------------------
                                                             $   805,988
------------------------------------------------------------------------
Miscellaneous -- 2.5%
------------------------------------------------------------------------
     $  550        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 10/1/32(2)(3)   $   666,540
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Miscellaneous (continued)
------------------------------------------------------------------------
     $  500        Tobacco Settlement Management Authority,
                   6.00%, 5/15/22                            $   500,130
------------------------------------------------------------------------
                                                             $ 1,166,670
------------------------------------------------------------------------
Pooled Loans -- 2.2%
------------------------------------------------------------------------
     $1,000        South Carolina Education Authority,
                   Student Loan, (AMT), 6.30%, 9/1/08        $ 1,049,650
------------------------------------------------------------------------
                                                             $ 1,049,650
------------------------------------------------------------------------
Transportation -- 1.5%
------------------------------------------------------------------------
     $1,000        Connector 2000 Association Inc., Bridge
                   & Toll Road Revenue, (Southern
                   Connector), 5.25%, 1/1/23                 $   704,980
------------------------------------------------------------------------
                                                             $   704,980
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 97.1%
   (identified cost $42,910,315)                             $45,362,225
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 2.9%                       $ 1,343,317
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $46,705,542
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by South Carolina municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2002, 51.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 2.0% to 19.1% of total investments.

 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3)  Security has been issued as a leveraged inverse floater bond.
 (4)  Security has been issued as an inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

TENNESSEE MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2002

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 97.7%

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Education -- 4.2%
-----------------------------------------------------------------------
    $  500        Metropolitan Government of Nashville and
                  Davidson County, (Belmont University),
                  6.40%, 12/1/19                            $   517,380
     1,500        Metropolitan Government of Nashville and
                  Davidson County, (Vanderbilt
                  University), 5.00%, 10/1/28                 1,502,610
-----------------------------------------------------------------------
                                                            $ 2,019,990
-----------------------------------------------------------------------
Escrowed / Prerefunded -- 10.5%
-----------------------------------------------------------------------
    $1,000        Johnson, School District Sales Tax,
                  (AMBAC), Prerefunded to 5/1/06,
                  6.70%, 5/1/21                             $ 1,153,640
       750        Metropolitan Government of Nashville and
                  Davidson County, (Charity Obligated
                  Group), Prerefunded to 11/1/10,
                  5.125%, 11/1/27                               829,972
     1,500        Shelby County, (Lebonheur Children's
                  Hospital), (MBIA), Escrowed to Maturity,
                  5.50%, 8/15/12                              1,675,455
     1,200        Tennessee Local Development Authority,
                  Community Provider, Prerefunded to
                  10/1/04, 6.55%, 10/1/23                     1,343,520
-----------------------------------------------------------------------
                                                            $ 5,002,587
-----------------------------------------------------------------------
Hospital -- 6.3%
-----------------------------------------------------------------------
    $  250        Knox County, HEFA, (Mercy Health
                  System), 6.50%, 10/1/12                   $   255,225
     1,000        Montgomery County, (Clarksville Regional
                  Health System), 5.375%, 1/1/28                905,800
       750        Sullivan County, Health Education and
                  Facility Board, (Wellmont Health
                  System), 6.25%, 9/1/22                        766,455
     1,000        Sumner County, (Sumner Regional Health
                  Systems), 7.50%, 11/1/14(1)                 1,082,020
-----------------------------------------------------------------------
                                                            $ 3,009,500
-----------------------------------------------------------------------
Housing -- 8.6%
-----------------------------------------------------------------------
    $  750        Knoxville Community Development Corp.,
                  (Clinton Towers), 6.65%, 10/15/10         $   740,692
       750        Metropolitan Government of Nashville and
                  Davidson County, (The Park at
                  Hermitage), 5.90%, 2/1/19                     766,237
       900        Tennessee Housing Development Agency,
                  5.375%, 7/1/23                                911,700
       925        Tennessee Housing Development Agency,
                  5.85%, 7/1/13                                 951,945
       750        Tennessee Housing Development Agency,
                  (AMT), 5.75%, 7/1/24                          761,280
-----------------------------------------------------------------------
                                                            $ 4,131,854
-----------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Industrial Development Revenue -- 11.0%
-----------------------------------------------------------------------
    $  750        Chattanooga, (E.I. du Pont de Nemours),
                  6.35%, 7/1/22                             $   782,790
       500        Hardeman County, (Correctional
                  Facilities Corp.), 7.75%, 8/1/17              492,885
       500        Humphreys County, (E.I. du Pont de
                  Nemours), (AMT), 6.70%, 5/1/24                536,950
     1,000        Loudon County, (Kimberly-Clark), (AMT),
                  6.20%, 2/1/23                               1,025,270
       750        Maury County, (Saturn), 6.50%, 9/1/24         811,770
       500        McMinn County, (Calhoun Newsprint -
                  Bowater), (AMT), 7.40%, 12/1/22               511,670
     1,000        Memphis-Shelby County Airport Authority,
                  (Federal Express), (AMT), 6.20%, 7/1/14     1,030,160
       186        Metropolitan Government of Nashville and
                  Davidson County, (Osco Treatment
                  Systems), (AMT), 6.00%, 5/1/03(2)              67,400
-----------------------------------------------------------------------
                                                            $ 5,258,895
-----------------------------------------------------------------------
Insured-Education -- 5.1%
-----------------------------------------------------------------------
    $1,000        Metropolitan Government of Nashville and
                  Davidson County, (Meharry Medical
                  College), (AMBAC), 5.00%, 12/1/24         $ 1,001,340
     1,230        Metropolitan Government of Nashville and
                  Davidson County, (Meharry Medical
                  College), (AMBAC), 6.00%, 12/1/19           1,448,817
-----------------------------------------------------------------------
                                                            $ 2,450,157
-----------------------------------------------------------------------
Insured-Electric Utilities -- 9.1%
-----------------------------------------------------------------------
    $1,000        Lawrenceburg, Electric, (MBIA),
                  6.625%, 7/1/18                            $ 1,257,690
     1,750        Madison County Suburban Utility
                  District, (MBIA), 5.00%, 2/1/19             1,785,280
       500        Puerto Rico Electric Power Authority,
                  (FSA), 5.125%, 7/1/26                         514,295
       250        Puerto Rico Electric Power Authority,
                  (MBIA), Variable
                  Rate, 7/1/16(3)(4)                            365,150
       400        Puerto Rico Electric Power Authority,
                  STRIPES, (FSA), Variable Rate, 7/1/03(5)      427,568
-----------------------------------------------------------------------
                                                            $ 4,349,983
-----------------------------------------------------------------------
Insured-General Obligations -- 12.6%
-----------------------------------------------------------------------
    $1,425        Franklin, Special School District,
                  (FSA), 0.00%, 6/1/19                      $   626,088
     2,500        Franklin, Special School District,
                  (FSA), 0.00%, 6/1/20                        1,027,825
       500        Greene County, (FGIC), 5.00%, 6/1/26          501,190
       500        Lawrenceburg, Public Building Authority,
                  (Electric System-Public Works), (AMBAC),
                  5.00%, 7/1/26                                 513,715

                       SEE NOTES TO FINANCIAL STATEMENTS

TENNESSEE MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------

Insured-General Obligations (continued)
-----------------------------------------------------------------------
    $1,000        Lawrenceburg, Public Building Authority,
                  (Electric System-Public Works), (FSA),
                  5.00%, 7/1/26                             $ 1,000,290
       500        Lincoln County, (FGIC), 5.25%, 4/1/21         540,615
       750        Puerto Rico General Obligation, (FGIC),
                  5.00%, 7/1/32                                 759,840
       700        Puerto Rico Infrastructure Financing
                  Authority, (FSA), Variable Rate,
                  7/1/27(3)(4)                                  776,447
       250        Putnam County, (FGIC), 5.25%, 4/1/20          271,810
-----------------------------------------------------------------------
                                                            $ 6,017,820
-----------------------------------------------------------------------
Insured-Hospital -- 5.1%
-----------------------------------------------------------------------
    $  500        Bristol, (Bristol Memorial Hospital),
                  (FGIC), 6.75%, 9/1/10                     $   603,070
       250        Chattanooga, (Memorial Hospital),
                  (MBIA), 6.625%, 9/1/09                        303,425
     1,500        Johnson City, Health and Educational
                  Facilities Board, (Johnson City Medical
                  Center), (MBIA), 5.125%, 7/1/25             1,533,585
-----------------------------------------------------------------------
                                                            $ 2,440,080
-----------------------------------------------------------------------
Insured-Housing -- 2.2%
-----------------------------------------------------------------------
    $1,000        Knox County, SCA Realty, MFMR, (FSA),
                  7.125%, 1/1/30                            $ 1,058,110
-----------------------------------------------------------------------
                                                            $ 1,058,110
-----------------------------------------------------------------------
Insured-Special Tax Revenue -- 1.1%
-----------------------------------------------------------------------
    $  500        Puerto Rico Public Finance Corp.,
                  (AMBAC), Variable
                  Rate, 6/1/26(3)(5)                        $   511,060
-----------------------------------------------------------------------
                                                            $   511,060
-----------------------------------------------------------------------
Insured-Transportation -- 10.0%
-----------------------------------------------------------------------
    $1,500        Memphis-Shelby County Airport Authority,
                  (MBIA), (AMT), 6.00%, 3/1/24              $ 1,625,265
     1,000        Memphis-Shelby County Airport Authority,
                  (MBIA), (AMT), 6.50%, 2/15/09               1,162,330
     1,625        Puerto Rico Highway and Transportation
                  Authority, (MBIA), 5.00%, 7/1/36            1,654,673
       300        Puerto Rico Highway and Transportation
                  Authority, (MBIA), Variable Rate,
                  1/1/19(3)(4)                                  366,276
-----------------------------------------------------------------------
                                                            $ 4,808,544
-----------------------------------------------------------------------
Insured-Water and Sewer -- 6.7%
-----------------------------------------------------------------------
    $1,000        Clarksville, Water, Sewer and Gas,
                  (FSA), 5.25%, 2/1/18                      $ 1,097,350
     1,000        Metropolitan Government of Nashville and
                  Davidson County, Water System, (FGIC),
                  5.20%, 1/1/13                               1,114,620
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------

Insured-Water and Sewer (continued)
-----------------------------------------------------------------------
    $2,000        Metropolitan Government of Nashville and
                  Davidson County, Water System, (MBIA),
                  0.00%, 5/15/17                            $   995,500
-----------------------------------------------------------------------
                                                            $ 3,207,470
-----------------------------------------------------------------------
Miscellaneous -- 0.8%
-----------------------------------------------------------------------
    $  390        Knox County, Industrial Development
                  Board Revenue (Melrose Place Ltd.),
                  6.875%, 12/1/14                           $   370,984
-----------------------------------------------------------------------
                                                            $   370,984
-----------------------------------------------------------------------
Nursing Home -- 2.3%
-----------------------------------------------------------------------
    $1,000        Tennessee State Veterans' Homes Board,
                  (Humboldt), 6.65%, 2/1/14                 $ 1,087,730
-----------------------------------------------------------------------
                                                            $ 1,087,730
-----------------------------------------------------------------------
Water and Sewer -- 2.1%
-----------------------------------------------------------------------
    $1,000        Metropolitan Government of Nashville and
                  Davidson County, Water System,
                  5.125%, 5/15/26                           $ 1,010,630
-----------------------------------------------------------------------
                                                            $ 1,010,630
-----------------------------------------------------------------------
Total Tax-Exempt Investments -- 97.7%
   (identified cost $43,743,995)                            $46,735,394
-----------------------------------------------------------------------
Other Assets, Less Liabilities -- 2.3%                      $ 1,121,653
-----------------------------------------------------------------------
Net Assets -- 100.0%                                        $47,857,047
-----------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Tennessee municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2002, 59.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 8.1% to 27.2% of total investments.
 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (2)  Non-income producing security.
 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (4)  Security has been issued as a leveraged inverse floater bond.
 (5)  Security has been issued as an inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

VIRGINIA MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2002

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 98.7%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Education -- 0.7%
-------------------------------------------------------------------------
     $  750        Virginia College Building Authority,
                   (Hampton University), 5.75%, 4/1/14       $    771,645
-------------------------------------------------------------------------
                                                             $    771,645
-------------------------------------------------------------------------
Escrowed / Prerefunded -- 2.8%
-------------------------------------------------------------------------
     $1,250        King George County IDA, Lease,
                   Prerefunded to 12/15/02, 7.00%, 12/15/12  $  1,293,825
        900        Puerto Rico Telephone Authority, (MBIA),
                   Prerefunded to 1/1/03, Variable Rate,
                   1/16/15(1)                                     950,904
      1,000        Washington County IDA, (Johnston
                   Memorial Hospital), Prerefunded to
                   7/1/05, 6.00%, 7/1/14                        1,124,910
-------------------------------------------------------------------------
                                                             $  3,369,639
-------------------------------------------------------------------------
General Obligations -- 7.0%
-------------------------------------------------------------------------
     $1,165        Arlington County, 5.25%, 6/1/18(2)        $  1,233,036
      1,390        Peninsula Airport Commission, (City
                   Guaranteed), (AMT), 5.50%, 7/15/21           1,457,790
      3,500        Virginia Public School Authority,
                   5.00%, 8/1/20                                3,608,955
      2,000        Virginia Public School Authority,
                   5.00%, 8/1/21                                2,053,300
-------------------------------------------------------------------------
                                                             $  8,353,081
-------------------------------------------------------------------------
Hospital -- 4.9%
-------------------------------------------------------------------------
     $1,500        Fairfax County IDA, (Inova Health
                   System), 5.00%, 8/15/14                   $  1,637,715
      2,000        Fairfax County IDA, (Inova Health
                   System), 5.00%, 8/15/15                      2,176,360
      1,000        Loudoun County IDA, (Loudon Hospital
                   Center), 6.00%, 6/1/22                       1,013,730
      1,000        Loudoun County IDA, (Loudon Hospital
                   Center), 6.10%, 6/1/32                       1,008,120
-------------------------------------------------------------------------
                                                             $  5,835,925
-------------------------------------------------------------------------
Housing -- 5.8%
-------------------------------------------------------------------------
     $1,000        Alexandria Redevelopment and Housing
                   Authority, MFMR, (Buckingham Village
                   Apartments), (AMT), 5.45%, 7/1/18         $    991,860
      1,250        Fairfax County Redevelopment and Housing
                   Authority, MFMR, (FHA), 7.00%, 5/1/26        1,288,937
      2,160        Multifamily Housing Bond Pass Through
                   Certificates of Beneficial Owners,
                   (Prince William County), (AMT),
                   6.00%, 11/1/33                               2,204,820
      1,500        Prince William County IDA, (Melrose
                   Apartments), 5.40%, 1/1/29                   1,458,810
      1,000        Virginia HDA, SFMR, Variable Rate,
                   7/1/04(1)                                    1,024,690
-------------------------------------------------------------------------
                                                             $  6,969,117
-------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Industrial Development Revenue -- 14.7%
-------------------------------------------------------------------------
     $2,000        Bedford County, (Nekoosa Packaging),
                   (AMT), 5.60%, 12/1/25                     $  1,657,700
      2,190        Chesapeake, (Cargill), 5.875%, 3/1/13        2,271,512
      2,500        Giles, (Hoechst Celanese), (AMT),
                   6.45%, 5/1/26                                2,506,175
        500        Giles, (Hoechst Celanese), (AMT),
                   6.625%, 12/1/22                                506,485
      1,500        Isle of Wright County IDA,
                   (International Paper), (AMT),
                   6.60%, 5/1/24                                1,571,115
      2,000        Isle of Wright County IDA, (Union Camp),
                   (AMT), 6.55%, 4/1/24                         2,037,020
      1,000        James City County IDA, (Anheuser Busch),
                   (AMT), 6.00%, 4/1/32                         1,045,790
      2,285        Norfolk Airport Authority, (AMT),
                   6.25%, 1/1/30                                2,268,479
      1,000        Peninsula Ports Authority Revenue (CSX
                   Transportation), 6.00%, 12/15/12             1,061,410
        770        Puerto Rico Port Authority, (American
                   Airlines), (AMT), 6.25%, 6/1/26                523,816
        980        West Point, (Chesapeake Corp.),
                   6.25%, 3/1/19                                  865,879
      1,435        West Point, (Chesapeake Corp.), (AMT),
                   6.375%, 3/1/19                               1,251,794
-------------------------------------------------------------------------
                                                             $ 17,567,175
-------------------------------------------------------------------------
Insured-Education -- 7.6%
-------------------------------------------------------------------------
     $3,000        Virginia College Building Authority,
                   (Regent University), (MBIA),
                   5.125%, 10/1/31                           $  3,044,040
      5,680        Virginia College Building Authority,
                   (Washington and Lee University), (MBIA),
                   5.25%, 1/1/31                                6,068,682
-------------------------------------------------------------------------
                                                             $  9,112,722
-------------------------------------------------------------------------
Insured-Electric Utilities -- 2.9%
-------------------------------------------------------------------------
     $  165        Puerto Rico Electric Power Authority,
                   (MBIA), Variable Rate, 7/1/29(3)(4)       $    182,475
        700        Puerto Rico Electric Power Authority,
                   (MBIA), Variable Rate, 7/1/16(3)(4)          1,022,420
      1,000        Puerto Rico Electric Power Authority,
                   (XLCA), 5.375%, 7/1/18                       1,120,650
      1,000        Puerto Rico Electric Power Authority,
                   RITES, (FSA), Variable Rate,
                   7/1/20(3)(4)                                 1,105,910
-------------------------------------------------------------------------
                                                             $  3,431,455
-------------------------------------------------------------------------
Insured-General Obligations -- 0.9%
-------------------------------------------------------------------------
     $1,000        Puerto Rico Infrastructure Financing
                   Authority, (FSA), Variable Rate,
                   7/1/27(3)(4)                              $  1,109,210
-------------------------------------------------------------------------
                                                             $  1,109,210
-------------------------------------------------------------------------
Insured-Hospital -- 7.8%
-------------------------------------------------------------------------
     $1,500        Henrico County, (Bon Secour Health
                   Systems), (MBIA), 6.25%, 8/15/20          $  1,805,400
      5,000        Virginia Beach, (Virginia Beach Memorial
                   Hospital), (AMBAC), 5.125%, 2/15/18          5,382,950

                       SEE NOTES TO FINANCIAL STATEMENTS

VIRGINIA MUNICIPALS PORTFOLIO AS OF AUGUST 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured-Hospital (continued)
-------------------------------------------------------------------------
     $1,800        Winchester IDA, (Winchester Medical
                   Center), (AMBAC), Variable Rate,
                   1/21/14(1)                                $  2,163,996
-------------------------------------------------------------------------
                                                             $  9,352,346
-------------------------------------------------------------------------
Insured-Housing -- 1.7%
-------------------------------------------------------------------------
     $2,000        Virginia HDA, (MBIA), 5.375%, 7/1/36      $  2,047,160
-------------------------------------------------------------------------
                                                             $  2,047,160
-------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 0.8%
-------------------------------------------------------------------------
     $  900        Powhatan County, EDA Lease Revenue
                   (AMBAC), 5.25%, 7/15/33                   $    930,924
-------------------------------------------------------------------------
                                                             $    930,924
-------------------------------------------------------------------------
Insured-Transportation -- 14.8%
-------------------------------------------------------------------------
     $5,000        Chesapeake Bay Bridge and Tunnel
                   Commission District, (General
                   Resolution), (MBIA), 5.50%, 7/1/25        $  5,470,950
      3,255        Metro Washington, DC, Authority Airport
                   System, (MBIA), (AMT), 5.50%, 10/1/27        3,379,406
      1,000        Norfolk Airport Authority, (FGIC),
                   5.125%, 7/1/31                               1,015,700
      1,920        Puerto Rico Highway and Transportation
                   Authority, (MBIA), 4.75%, 7/1/38             1,895,443
      1,750        Puerto Rico Highway and Transportation
                   Authority, (MBIA), 5.00%, 7/1/36             1,781,955
      3,900        Richmond, Metropolitan Authority
                   Expressway, (FGIC), 5.25%, 7/15/22           4,182,750
-------------------------------------------------------------------------
                                                             $ 17,726,204
-------------------------------------------------------------------------
Insured-Water and Sewer -- 9.0%
-------------------------------------------------------------------------
     $1,000        Henry County, Public Service Authority,
                   Water and Sewer, (FSA), 5.50%, 11/15/19   $  1,129,770
      1,000        Loudoun County, Sanitation Authority,
                   Water and Sewer, (MBIA), 4.75%, 1/1/30         973,800
      1,500        Norfolk Water Authority, (MBIA),
                   5.90%, 11/1/25                               1,628,940
      3,395        Spotsylvania County, Water and Sewer,
                   (FSA), 4.75%, 6/1/32                         3,300,415
      1,000        Upper Occoquan Sewage Authority, (MBIA),
                   5.15%, 7/1/20                                1,079,710
      2,500        Virginia Resource Authority, (MBIA),
                   5.50%, 5/1/26                                2,642,850
-------------------------------------------------------------------------
                                                             $ 10,755,485
-------------------------------------------------------------------------
Miscellaneous -- 1.0%
-------------------------------------------------------------------------
     $1,000        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 10/1/34(3)(4)   $  1,210,270
-------------------------------------------------------------------------
                                                             $  1,210,270
-------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Solid Waste -- 1.9%
-------------------------------------------------------------------------
     $2,250        Southeastern Public Service Authority,
                   Solid Waste Systems, (AMT),
                   6.00%, 7/1/13                             $  2,315,228
-------------------------------------------------------------------------
                                                             $  2,315,228
-------------------------------------------------------------------------
Special Tax Revenue -- 2.8%
-------------------------------------------------------------------------
     $1,500        Dulles Community Development Authority,
                   (Dulles Town Center), 6.25%, 3/1/26       $  1,512,930
      1,700        Heritage Hunt Community Development
                   Authority, 6.85%, 3/1/19                     1,784,184
-------------------------------------------------------------------------
                                                             $  3,297,114
-------------------------------------------------------------------------
Transportation -- 5.0%
-------------------------------------------------------------------------
     $1,250        Virginia Port Authority, (AMT),
                   5.90%, 7/1/16                             $  1,331,850
      1,000        Virginia Transportation Board, U.S.
                   Route 28, Variable Rate, 4/1/18(1)           1,047,320
      3,500        Virginia Transportation Board, U.S.
                   Route 58 Corridor, 5.125%, 5/15/19           3,628,485
-------------------------------------------------------------------------
                                                             $  6,007,655
-------------------------------------------------------------------------
Water and Sewer -- 6.6%
-------------------------------------------------------------------------
     $4,250        Fairfax County Water Authority,
                   5.00%, 4/1/21                             $  4,463,393
      1,750        Virginia Resource Authority, Clean
                   Water, (Revolving Fund),
                   5.625%, 10/1/22                              1,875,405
      5,890        Virginia Resource Authority, Water and
                   Sewer System, (Tuckahoe Creek),
                   0.00%, 11/1/27                               1,602,964
-------------------------------------------------------------------------
                                                             $  7,941,762
-------------------------------------------------------------------------
Total Tax-Exempt Investments -- 98.7%
   (identified cost $110,691,846)                            $118,104,117
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.3%                       $  1,545,350
-------------------------------------------------------------------------
Net Assets -- 100.0%                                         $119,649,467
-------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
 The Portfolio invests primarily in debt securities issued by Virginia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2002, 46.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 0.9% to 28.8% of total investments.
 (1)  Security has been issued as an inverse floater bond.
 (2) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (4)  Security has been issued as a leveraged inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2002

                                ALABAMA PORTFOLIO  ARKANSAS PORTFOLIO  GEORGIA PORTFOLIO  KENTUCKY PORTFOLIO
------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------
Investments --
   Identified cost                 $58,846,113        $39,745,045         $51,800,509        $65,158,186
   Unrealized appreciation           4,504,382          2,299,171           2,421,829          2,723,718
------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE              $63,350,495        $42,044,216         $54,222,338        $67,881,904
------------------------------------------------------------------------------------------------------------
Cash                               $ 1,417,773        $   678,349         $ 1,395,113        $   778,740
Interest receivable                    742,278            547,743             732,881            872,463
Receivable for when-issued
   securities                          985,126                 --                  --                 --
Prepaid expenses                           205                140                 207                258
------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                       $66,495,877        $43,270,448         $56,350,539        $69,533,365
------------------------------------------------------------------------------------------------------------

Liabilities
------------------------------------------------------------------------------------------------------------
Payable for daily variation
   margin on open financial
   futures contracts               $    19,125        $        --         $    10,000        $    13,500
Payable for when-issued
   securities                        1,991,409                 --                  --                 --
Payable to affiliate for
   Trustees' fees                           40                 40                  40                 40
Accrued expenses                        10,537             10,387              10,207             10,756
------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                  $ 2,021,111        $    10,427         $    20,247        $    24,296
------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   INVESTORS' INTEREST IN
   PORTFOLIO                       $64,474,766        $43,260,021         $56,330,292        $69,509,069
------------------------------------------------------------------------------------------------------------

Sources of Net Assets
------------------------------------------------------------------------------------------------------------
Net proceeds from capital
   contributions and
   withdrawals                     $60,018,502        $40,960,850         $53,936,655        $66,819,317
Net unrealized appreciation
   (computed on the basis of
   identified cost)                  4,456,264          2,299,171           2,393,637          2,689,752
------------------------------------------------------------------------------------------------------------
TOTAL                              $64,474,766        $43,260,021         $56,330,292        $69,509,069
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2002

                                      LOUISIANA PORTFOLIO  MARYLAND PORTFOLIO  MISSOURI PORTFOLIO  NORTH CAROLINA PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
Assets
---------------------------------------------------------------------------------------------------------------------------
Investments --
   Identified cost                        $27,708,233         $81,724,090         $53,406,184            $87,161,251
   Unrealized appreciation                  1,669,787           1,237,882           4,389,818              6,641,906
---------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE                     $29,378,020         $82,961,972         $57,796,002            $93,803,157
---------------------------------------------------------------------------------------------------------------------------
Cash                                      $   299,088         $     3,793         $   253,080            $        --
Receivable for investments sold                60,566           1,453,500              45,000              1,020,000
Interest receivable                           380,247           1,015,335             672,760              1,060,876
Prepaid expenses                                   98                 265                 179                    315
---------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                              $30,118,019         $85,434,865         $58,767,021            $95,884,348
---------------------------------------------------------------------------------------------------------------------------

Liabilities
---------------------------------------------------------------------------------------------------------------------------
Payable for daily variation margin
   on open financial futures
   contracts                              $     8,750         $     8,437         $     8,750            $    27,500
Payable for when-issued securities            710,858                  --                  --                     --
Due to bank                                        --                  --                  --                 26,767
Payable to affiliate for Trustees'
   fees                                            --                  66                  --                     70
Accrued expenses                                9,444              10,827               9,942                 11,127
---------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                         $   729,052         $    19,330         $    18,692            $    65,464
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $29,388,967         $85,415,535         $58,748,329            $95,818,884
---------------------------------------------------------------------------------------------------------------------------

Sources of Net Assets
---------------------------------------------------------------------------------------------------------------------------
Net proceeds from capital
   contributions and withdrawals          $27,754,362         $84,202,184         $54,383,179            $89,287,550
Net unrealized appreciation
   (computed on the basis of
   identified cost)                         1,634,605           1,213,351           4,365,150              6,531,334
---------------------------------------------------------------------------------------------------------------------------
TOTAL                                     $29,388,967         $85,415,535         $58,748,329            $95,818,884
---------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2002

                                      OREGON PORTFOLIO  SOUTH CAROLINA PORTFOLIO  TENNESSEE PORTFOLIO  VIRGINIA PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
Assets
-------------------------------------------------------------------------------------------------------------------------
Investments --
   Identified cost                      $78,223,489           $42,910,315             $43,743,995         $110,691,846
   Unrealized appreciation                3,576,105             2,451,910               2,991,399            7,412,271
-------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE                   $81,799,594           $45,362,225             $46,735,394         $118,104,117
-------------------------------------------------------------------------------------------------------------------------
Cash                                    $   775,977           $   665,169             $   296,424         $         --
Receivable for investments sold              70,000                    --                 255,000                   --
Interest receivable                         978,656               697,755                 586,919            1,618,959
Prepaid expenses                                265                   125                     153                  394
-------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                            $83,624,492           $46,725,274             $47,873,890         $119,723,470
-------------------------------------------------------------------------------------------------------------------------

Liabilities
-------------------------------------------------------------------------------------------------------------------------
Payable for daily variation margin
   on open financial futures
   contracts                            $        --           $     9,687             $     7,187         $     43,437
Due to bank                                      --                    --                      --               17,458
Payable to affiliate for Trustees'
   fees                                          --                    50                      --                   80
Accrued expenses                             10,412                 9,995                   9,656               13,028
-------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                       $    10,412           $    19,732             $    16,843         $     74,003
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                $83,614,080           $46,705,542             $47,857,047         $119,649,467
-------------------------------------------------------------------------------------------------------------------------

Sources of Net Assets
-------------------------------------------------------------------------------------------------------------------------
Net proceeds from capital
   contributions and withdrawals        $80,037,975           $44,286,740             $44,885,911         $112,411,849
Net unrealized appreciation
   (computed on the basis of
   identified cost)                       3,576,105             2,418,802               2,971,136            7,237,618
-------------------------------------------------------------------------------------------------------------------------
TOTAL                                   $83,614,080           $46,705,542             $47,857,047         $119,649,467
-------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2002

                                ALABAMA PORTFOLIO  ARKANSAS PORTFOLIO  GEORGIA PORTFOLIO  KENTUCKY PORTFOLIO
------------------------------------------------------------------------------------------------------------
Investment Income
------------------------------------------------------------------------------------------------------------
Interest                           $3,547,322          $2,407,850         $3,614,623          $4,171,714
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME            $3,547,322          $2,407,850         $3,614,623          $4,171,714
------------------------------------------------------------------------------------------------------------

Expenses
------------------------------------------------------------------------------------------------------------
Investment adviser fee             $  201,138          $  102,707         $  193,221          $  250,954
Trustees fees and expenses              7,515               1,993              7,515               7,515
Legal and accounting services          26,548              25,500             29,994              26,828
Custodian fee                          37,626              29,426             38,499              37,163
Miscellaneous                           8,638               7,823              8,338               8,967
------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                     $  281,465          $  167,449         $  277,567          $  331,427
------------------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee      $    6,908          $    5,410         $    6,079          $    9,817
------------------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS           $    6,908          $    5,410         $    6,079          $    9,817
------------------------------------------------------------------------------------------------------------

NET EXPENSES                       $  274,557          $  162,039         $  271,488          $  321,610
------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME              $3,272,765          $2,245,811         $3,343,135          $3,850,104
------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)      $  (81,703)         $  602,730         $  649,733          $  342,490
   Financial futures contracts       (549,969)                 --           (282,440)           (499,408)
------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)           $ (631,672)         $  602,730         $  367,293          $ (156,918)
------------------------------------------------------------------------------------------------------------
Change in unrealized
   appreciation (depreciation)
   --
   Investments (identified
      cost basis)                  $  395,146          $ (501,713)        $ (953,422)         $ (702,871)
   Financial futures contracts        (47,543)                 --            (21,002)            (33,327)
------------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)     $  347,603          $ (501,713)        $ (974,424)         $ (736,198)
------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS)                     $ (284,069)         $  101,017         $ (607,131)         $ (893,116)
------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                 $2,988,696          $2,346,828         $2,736,004          $2,956,988
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2002

                                LOUISIANA PORTFOLIO  MARYLAND PORTFOLIO  MISSOURI PORTFOLIO  NORTH CAROLINA PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
Investment Income
---------------------------------------------------------------------------------------------------------------------
Interest                            $1,699,572           $4,663,763          $3,428,103            $ 5,534,862
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME             $1,699,572           $4,663,763          $3,428,103            $ 5,534,862
---------------------------------------------------------------------------------------------------------------------

Expenses
---------------------------------------------------------------------------------------------------------------------
Investment adviser fee              $   60,228           $  297,073          $  177,366            $   359,869
Trustees fees and expenses               1,159                7,489               4,315                  7,485
Legal and accounting services           24,055               33,388              23,314                 29,396
Custodian fee                           24,356               51,550              36,163                 52,738
Miscellaneous                            6,886                8,369               7,942                  8,648
---------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                      $  116,684           $  397,869          $  249,100            $   458,136
---------------------------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee       $    5,066           $   14,140          $    6,901            $        --
---------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS            $    5,066           $   14,140          $    6,901            $        --
---------------------------------------------------------------------------------------------------------------------

NET EXPENSES                        $  111,618           $  383,729          $  242,199            $   458,136
---------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME               $1,587,954           $4,280,034          $3,185,904            $ 5,076,726
---------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
---------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)       $  229,974           $  326,651          $  119,538            $ 1,397,307
   Financial futures contracts        (239,030)            (296,913)           (251,411)              (652,409)
   Interest rate swap
      contracts                             --                   --                  --               (114,500)
---------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)            $   (9,056)          $   29,738          $ (131,873)           $   630,398
---------------------------------------------------------------------------------------------------------------------
Change in unrealized
   appreciation (depreciation)
   --
   Investments (identified
      cost basis)                   $ (131,028)          $   31,193          $ (105,396)           $(1,556,189)
   Financial futures contracts         (31,405)             (23,892)            (17,478)              (101,718)
   Interest rate swap
      contracts                             --                   --                  --                 18,371
---------------------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)      $ (162,433)          $    7,301          $ (122,874)           $(1,639,536)
---------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS)                      $ (171,489)          $   37,039          $ (254,747)           $(1,009,138)
---------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                  $1,416,465           $4,317,073          $2,931,157            $ 4,067,588
---------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2002

                                OREGON PORTFOLIO  SOUTH CAROLINA PORTFOLIO  TENNESSEE PORTFOLIO  VIRGINIA PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
Investment Income
-------------------------------------------------------------------------------------------------------------------
Interest                          $ 4,868,484            $2,445,464             $2,650,206          $ 6,909,701
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME           $ 4,868,484            $2,445,464             $2,650,206          $ 6,909,701
-------------------------------------------------------------------------------------------------------------------

Expenses
-------------------------------------------------------------------------------------------------------------------
Investment adviser fee            $   297,021            $  102,780             $  126,082          $   469,672
Trustees fees and expenses              4,325                 1,308                  1,160                9,914
Legal and accounting services          27,592                24,984                 24,072               31,480
Custodian fee                          46,255                30,719                 30,408               55,329
Miscellaneous                           8,915                 7,419                  6,950               12,391
-------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                    $   384,108            $  167,210             $  188,672          $   578,786
-------------------------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee     $    12,313            $    7,993             $    8,458          $        --
-------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS          $    12,313            $    7,993             $    8,458          $        --
-------------------------------------------------------------------------------------------------------------------

NET EXPENSES                      $   371,795            $  159,217             $  180,214          $   578,786
-------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME             $ 4,496,689            $2,286,247             $2,469,992          $ 6,330,915
-------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
-------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)     $   970,187            $   26,600             $  245,012          $ 1,797,195
   Financial futures contracts             --              (211,233)              (202,626)          (1,030,669)
   Interest rate swap
      contracts                            --                    --                     --             (171,750)
-------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)          $   970,187            $ (184,633)            $   42,386          $   594,776
-------------------------------------------------------------------------------------------------------------------
Change in unrealized
   appreciation (depreciation)
   --
   Investments (identified
      cost basis)                 $(1,264,734)           $   40,686             $  (62,242)         $(1,897,384)
   Financial futures contracts             --               (32,193)               (15,034)            (160,069)
   Interest rate swap
      contracts                            --                    --                     --               27,557
-------------------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)    $(1,264,734)           $    8,493             $  (77,276)         $(2,029,896)
-------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
   LOSS                           $  (294,547)           $ (176,140)            $  (34,890)         $(1,435,120)
-------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                $ 4,202,142            $2,110,107             $2,435,102          $ 4,895,795
-------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED AUGUST 31, 2002

INCREASE (DECREASE) IN NET ASSETS  ALABAMA PORTFOLIO  ARKANSAS PORTFOLIO  GEORGIA PORTFOLIO  KENTUCKY PORTFOLIO
---------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income              $ 3,272,765        $ 2,245,811        $  3,343,135        $  3,850,104
   Net realized gain (loss)              (631,672)           602,730             367,293            (156,918)
   Net change in unrealized
      appreciation (depreciation)         347,603           (501,713)           (974,424)           (736,198)
---------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                         $ 2,988,696        $ 2,346,828        $  2,736,004        $  2,956,988
---------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                      $ 6,809,501        $ 4,582,385        $  4,309,009        $  4,107,303
   Withdrawals                         (9,594,679)        (6,331,168)        (14,387,224)        (17,376,284)
---------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS               $(2,785,178)       $(1,748,783)       $(10,078,215)       $(13,268,981)
---------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS                             $   203,518        $   598,045        $ (7,342,211)       $(10,311,993)
---------------------------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------------------------
At beginning of year                  $64,271,248        $42,661,976        $ 63,672,503        $ 79,821,062
---------------------------------------------------------------------------------------------------------------
AT END OF YEAR                        $64,474,766        $43,260,021        $ 56,330,292        $ 69,509,069
---------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED AUGUST 31, 2002

INCREASE (DECREASE) IN NET ASSETS  LOUISIANA PORTFOLIO  MARYLAND PORTFOLIO  MISSOURI PORTFOLIO  NORTH CAROLINA PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income               $ 1,587,954         $  4,280,034        $ 3,185,904            $  5,076,726
   Net realized gain (loss)                 (9,056)              29,738           (131,873)                630,398
   Net change in unrealized
      appreciation (depreciation)         (162,433)               7,301           (122,874)             (1,639,536)
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                          $ 1,416,465         $  4,317,073        $ 2,931,157            $  4,067,588
------------------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                       $ 3,366,902         $ 12,850,221        $ 6,471,395            $  7,401,642
   Withdrawals                          (4,549,359)         (14,548,820)        (8,202,615)            (16,674,894)
------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                $(1,182,457)        $ (1,698,599)       $(1,731,220)           $ (9,273,252)
------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS                              $   234,008         $  2,618,474        $ 1,199,937            $ (5,205,664)
------------------------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------------
At beginning of year                   $29,154,959         $ 82,797,061        $57,548,392            $101,024,548
------------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                         $29,388,967         $ 85,415,535        $58,748,329            $ 95,818,884
------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED AUGUST 31, 2002

INCREASE (DECREASE) IN NET ASSETS  OREGON PORTFOLIO  SOUTH CAROLINA PORTFOLIO  TENNESSEE PORTFOLIO  VIRGINIA PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income             $  4,496,689          $ 2,286,247             $ 2,469,992         $  6,330,915
   Net realized gain (loss)               970,187             (184,633)                 42,386              594,776
   Net change in unrealized
      appreciation (depreciation)      (1,264,734)               8,493                 (77,276)          (2,029,896)
----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                        $  4,202,142          $ 2,110,107             $ 2,435,102         $  4,895,795
----------------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                     $  9,273,139          $10,460,995             $ 5,681,377         $ 10,163,485
   Withdrawals                        (13,812,339)          (5,687,013)             (7,628,407)         (17,512,878)
----------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM CAPITAL
   TRANSACTIONS                      $ (4,539,200)         $ 4,773,982             $(1,947,030)        $ (7,349,393)
----------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS                            $   (337,058)         $ 6,884,089             $   488,072         $ (2,453,598)
----------------------------------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------------------------------
At beginning of year                 $ 83,951,138          $39,821,453             $47,368,975         $122,103,065
----------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                       $ 83,614,080          $46,705,542             $47,857,047         $119,649,467
----------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED AUGUST 31, 2001

INCREASE (DECREASE) IN NET ASSETS     ALABAMA PORTFOLIO  ARKANSAS PORTFOLIO  GEORGIA PORTFOLIO  KENTUCKY PORTFOLIO
------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                $  3,429,918        $ 2,291,222        $  3,439,559        $  4,131,727
   Net realized gain (loss)                  289,092             (7,330)            (31,213)            528,829
   Net change in unrealized
      appreciation (depreciation)          3,376,827          1,890,452           3,152,295           2,698,559
------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                           $  7,095,837        $ 4,174,344        $  6,560,641        $  7,359,115
------------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                        $  5,097,055        $ 2,754,558        $  5,977,345        $  5,961,143
   Withdrawals                           (14,575,028)        (6,500,149)        (11,932,414)        (15,207,018)
------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                 $ (9,477,973)       $(3,745,591)       $ (5,955,069)       $ (9,245,875)
------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS                               $ (2,382,136)       $   428,753        $    605,572        $ (1,886,760)
------------------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------
At beginning of year                    $ 66,653,384        $42,233,223        $ 63,066,931        $ 81,707,822
------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                          $ 64,271,248        $42,661,976        $ 63,672,503        $ 79,821,062
------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED AUGUST 31, 2001

INCREASE (DECREASE) IN NET ASSETS     LOUISIANA PORTFOLIO  MARYLAND PORTFOLIO  MISSOURI PORTFOLIO  NORTH CAROLINA PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                  $ 1,482,541         $  4,340,685        $  3,244,927           $  5,477,870
   Net realized gain (loss)                  (162,158)            (392,872)           (249,932)             1,120,727
   Net change in unrealized
      appreciation (depreciation)           1,874,088            4,722,053           3,519,540              3,116,946
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $ 3,194,471         $  8,669,866        $  6,514,535           $  9,715,543
---------------------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                          $ 3,177,070         $  7,851,478        $  2,439,532           $  6,182,745
   Withdrawals                             (5,657,619)         (15,400,145)        (10,332,252)           (25,366,864)
---------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                   $(2,480,549)        $ (7,548,667)       $ (7,892,720)          $(19,184,119)
---------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS                                 $   713,922         $  1,121,199        $ (1,378,185)          $ (9,468,576)
---------------------------------------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------------------------------------
At beginning of year                      $28,441,037         $ 81,675,862        $ 58,926,577           $110,493,124
---------------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                            $29,154,959         $ 82,797,061        $ 57,548,392           $101,024,548
---------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED AUGUST 31, 2001

INCREASE (DECREASE) IN NET ASSETS     OREGON PORTFOLIO  SOUTH CAROLINA PORTFOLIO  TENNESSEE PORTFOLIO  VIRGINIA PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                $  4,511,484          $ 2,022,648             $ 2,448,483         $  6,200,845
   Net realized gain (loss)                 (294,985)            (228,422)                221,699           (1,340,966)
   Net change in unrealized
      appreciation (depreciation)          3,277,277            2,245,484               1,811,652            7,495,393
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                           $  7,493,776          $ 4,039,710             $ 4,481,834         $ 12,355,272
-------------------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                        $  6,075,017          $ 6,904,211             $ 5,334,316         $ 11,959,187
   Withdrawals                           (13,330,088)          (6,192,197)             (7,462,352)         (17,987,452)
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM CAPITAL TRANSACTIONS     $ (7,255,071)         $   712,014             $(2,128,036)        $ (6,028,265)
-------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS              $    238,705          $ 4,751,724             $ 2,353,798         $  6,327,007
-------------------------------------------------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------------------------------------------------
At beginning of year                    $ 83,712,433          $35,069,729             $45,015,177         $115,776,058
-------------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                          $ 83,951,138          $39,821,453             $47,368,975         $122,103,065
-------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                       ALABAMA PORTFOLIO
                                  -----------------------------------------------------------
                                                     YEAR ENDED AUGUST 31,
                                  -----------------------------------------------------------
                                    2002(1)        2001        2000        1999        1998
---------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                            0.45%        0.46%       0.49%       0.46%       0.49%
   Expenses after custodian
      fee reduction                    0.44%        0.44%       0.48%       0.45%       0.47%
   Net investment income               5.21%        5.31%       5.57%       5.18%       5.21%
Portfolio Turnover                       25%          14%          8%         23%         23%
---------------------------------------------------------------------------------------------
TOTAL RETURN(2)                        4.86%          --          --          --          --
---------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                         $64,475      $64,271     $66,653     $82,141     $94,777
---------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase the ratio of net investment income to average net assets from 5.20% to 5.21%. Ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                      ARKANSAS PORTFOLIO
                                  -----------------------------------------------------------
                                                     YEAR ENDED AUGUST 31,
                                  -----------------------------------------------------------
                                    2002(1)        2001        2000        1999        1998
---------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                            0.40%        0.39%       0.46%       0.45%       0.44%
   Expenses after custodian
      fee reduction                    0.39%        0.37%       0.45%       0.43%       0.43%
   Net investment income               5.38%        5.48%       5.65%       5.25%       5.22%
Portfolio Turnover                       23%           9%         14%         24%         13%
---------------------------------------------------------------------------------------------
TOTAL RETURN(2)                        5.83%          --          --          --          --
---------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                         $43,260      $42,662     $42,233     $50,491     $56,255
---------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase the ratio of net investment income to average net assets from 5.37% to 5.38%. Ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                       GEORGIA PORTFOLIO
                                  -----------------------------------------------------------
                                                     YEAR ENDED AUGUST 31,
                                  -----------------------------------------------------------
                                    2002(1)        2001        2000        1999        1998
---------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                            0.46%        0.45%       0.49%       0.46%       0.48%
   Expenses after custodian
      fee reduction                    0.45%        0.42%       0.47%       0.42%       0.47%
   Net investment income               5.55%        5.47%       5.69%       5.31%       5.29%
Portfolio Turnover                       18%           8%         13%         38%         19%
---------------------------------------------------------------------------------------------
TOTAL RETURN(2)                        4.82%          --          --          --          --
---------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                         $56,330      $63,673     $63,067     $71,220     $87,251
---------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase the ratio of net investment income to average net assets from 5.54% to 5.55%. Ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                       KENTUCKY PORTFOLIO
                                  ------------------------------------------------------------
                                                     YEAR ENDED AUGUST 31,
                                  ------------------------------------------------------------
                                    2002(1)        2001        2000        1999        1998
----------------------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                            0.45%        0.48%       0.52%       0.49%        0.49%
   Expenses after custodian
      fee reduction                    0.44%        0.44%       0.50%       0.47%        0.48%
   Net investment income               5.25%        5.17%       5.75%       5.36%        5.38%
Portfolio Turnover                        5%          15%         11%         11%          15%
----------------------------------------------------------------------------------------------
TOTAL RETURN(2)                        4.39%          --          --          --           --
----------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                         $69,509      $79,821     $81,708     $97,762     $112,635
----------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase the ratio of net investment income to average net assets from 5.23% to 5.25%. Ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                      LOUISIANA PORTFOLIO
                                  -----------------------------------------------------------
                                                     YEAR ENDED AUGUST 31,
                                  -----------------------------------------------------------
                                    2002(1)        2001        2000        1999        1998
---------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                            0.40%        0.43%       0.39%       0.37%       0.39%
   Expenses after custodian
      fee reduction                    0.38%        0.40%       0.35%       0.34%       0.34%
   Net investment income               5.43%        5.28%       5.63%       5.16%       5.25%
Portfolio Turnover                       25%          14%         14%         20%         43%
---------------------------------------------------------------------------------------------
TOTAL RETURN(2)                        5.02%          --          --          --          --
---------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                         $29,389      $29,155     $28,441     $32,668     $36,510
---------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase the ratio of net investment income to average net assets from 5.28% to 5.43%. Ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                       MARYLAND PORTFOLIO
                                  ------------------------------------------------------------
                                                     YEAR ENDED AUGUST 31,
                                  ------------------------------------------------------------
                                    2002(1)        2001        2000        1999        1998
----------------------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                            0.48%        0.47%       0.51%       0.49%        0.48%
   Expenses after custodian
      fee reduction                    0.46%        0.42%       0.49%       0.46%        0.44%
   Net investment income               5.12%        5.30%       5.18%       5.05%        5.11%
Portfolio Turnover                       25%          18%          9%         31%          30%
----------------------------------------------------------------------------------------------
TOTAL RETURN(2)                        5.17%          --          --          --           --
----------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                         $85,416      $82,797     $81,676     $95,223     $105,152
----------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase the ratio of net investment income to average net assets by less than 0.01%. Ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                      MISSOURI PORTFOLIO
                                  -----------------------------------------------------------
                                                     YEAR ENDED AUGUST 31,
                                  -----------------------------------------------------------
                                    2002(1)        2001        2000        1999        1998
---------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                            0.44%        0.45%       0.49%       0.46%       0.47%
   Expenses after custodian
      fee reduction                    0.43%        0.43%       0.48%       0.44%       0.45%
   Net investment income               5.60%        5.65%       5.80%       5.28%       5.31%
Portfolio Turnover                        8%           8%          8%         21%         11%
---------------------------------------------------------------------------------------------
TOTAL RETURN(2)                        5.24%          --          --          --          --
---------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                         $58,748      $57,548     $58,927     $68,264     $74,398
---------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase the ratio of net investment income to average net assets from 5.59% to 5.60%. Ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                     NORTH CAROLINA PORTFOLIO
                                  ---------------------------------------------------------------
                                                       YEAR ENDED AUGUST 31,
                                  ---------------------------------------------------------------
                                    2002(1)        2001         2000         1999         1998
-------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                            0.48%         0.49%        0.52%        0.50%        0.51%
   Expenses after custodian
      fee reduction                    0.48%         0.46%        0.49%        0.49%        0.48%
   Net investment income               5.28%         5.34%        5.66%        5.24%        5.31%
Portfolio Turnover                       21%           28%          17%           3%          26%
-------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                        4.43%           --           --           --           --
-------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                         $95,819      $101,025     $110,493     $129,330     $152,930
-------------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase the ratio of net investment income to average net assets from 5.27% to 5.28%. Ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                        OREGON PORTFOLIO
                                  ------------------------------------------------------------
                                                     YEAR ENDED AUGUST 31,
                                  ------------------------------------------------------------
                                    2002(1)        2001        2000        1999        1998
----------------------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                            0.46%        0.48%       0.51%       0.48%        0.48%
   Expenses after custodian
      fee reduction                    0.45%        0.47%       0.50%       0.47%        0.48%
   Net investment income               5.46%        5.45%       5.63%       5.27%        5.28%
Portfolio Turnover                       21%          13%         25%         35%           9%
----------------------------------------------------------------------------------------------
TOTAL RETURN(2)                        5.28%          --          --          --           --
----------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                         $83,614      $83,951     $83,712     $94,317     $103,755
----------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase the ratio of net investment income to average net assets from 5.43% to 5.46%. Ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                   SOUTH CAROLINA PORTFOLIO
                                  -----------------------------------------------------------
                                                     YEAR ENDED AUGUST 31,
                                  -----------------------------------------------------------
                                    2002(1)        2001        2000        1999        1998
---------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                            0.40%        0.39%       0.44%       0.43%       0.44%
   Expenses after custodian
      fee reduction                    0.38%        0.34%       0.42%       0.40%       0.43%
   Net investment income               5.49%        5.56%       5.77%       5.33%       5.37%
Portfolio Turnover                       15%          21%         12%         26%         21%
---------------------------------------------------------------------------------------------
TOTAL RETURN(2)                        5.07%          --          --          --          --
---------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                         $46,706      $39,821     $35,070     $44,833     $50,117
---------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase the ratio of net investment income to average net assets from 5.46% to 5.49%. Ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                      TENNESSEE PORTFOLIO
                                  -----------------------------------------------------------
                                                     YEAR ENDED AUGUST 31,
                                  -----------------------------------------------------------
                                    2002(1)        2001        2000        1999        1998
---------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                            0.40%        0.41%       0.44%       0.42%       0.44%
   Expenses after custodian
      fee reduction                    0.38%        0.37%       0.42%       0.41%       0.42%
   Net investment income               5.27%        5.39%       5.61%       5.23%       5.20%
Portfolio Turnover                       19%          11%          9%         13%         21%
---------------------------------------------------------------------------------------------
TOTAL RETURN(2)                        5.38%          --          --          --          --
---------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                         $47,857      $47,369     $45,015     $49,407     $53,709
---------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase the ratio of net investment income to average net assets by less than 0.01%. Ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                        VIRGINIA PORTFOLIO
                                  ---------------------------------------------------------------
                                                       YEAR ENDED AUGUST 31,
                                  ---------------------------------------------------------------
                                    2002(1)        2001         2000         1999         1998
-------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                            0.49%         0.49%        0.54%        0.50%        0.52%
   Expenses after custodian
      fee reduction                    0.49%         0.47%        0.53%        0.48%        0.50%
   Net investment income               5.31%         5.28%        5.61%        5.26%        5.27%
Portfolio Turnover                       33%           39%          23%          17%           8%
-------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                        4.25%           --           --           --           --
-------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                        $119,649      $122,103     $115,776     $137,624     $151,257
-------------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase the ratio of net investment income to average net assets from 5.30% to 5.31%. Ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Alabama Municipals Portfolio (Alabama Portfolio), Arkansas Municipals Portfolio (Arkansas Portfolio), Georgia Municipals Portfolio (Georgia Portfolio), Kentucky Municipals Portfolio (Kentucky Portfolio), Louisiana Municipals Portfolio (Louisiana Portfolio), Maryland Municipals Portfolio (Maryland Portfolio), Missouri Municipals Portfolio (Missouri Portfolio), North Carolina Municipals Portfolio (North Carolina Portfolio), Oregon Municipals Portfolio (Oregon Portfolio), South Carolina Municipals Portfolio (South Carolina Portfolio), Tennessee Municipals Portfolio (Tennessee Portfolio) and Virginia Municipals Portfolio (Virginia Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The Portfolios, which were organized as trusts under the laws of the State of New York on May 1, 1992, seek to achieve current income exempt from regular federal income tax and from particular state or local income or other taxes. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies of the Portfolios. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Financial futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on financial futures contracts are normally valued at the mean between the latest bid and asked prices. Interest rate swaps are normally valued on the basis of valuations furnished by a broker. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates fair value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount. Effective September 1, 2001, the Portfolios adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed-income securities using the interest method of amortization. Prior to September 1, 2001, the Portfolios amortized premiums on fixed-income securities using the proportional method of amortization. The cumulative effect of this accounting change had no impact on the Portfolios' net assets, but resulted in the following reclassification of the components of net assets as of August 31, 2001, based on securities held by the Portfolios as of that date:

                                              INCREASE IN  DECREASE IN
                                              COST OF      NET UNREALIZED
    PORTFOLIO                                 SECURITIES   APPRECIATION
    ---------------------------------------------------------------------
    Alabama                                   $     6,668  $       (6,668)
    Arkansas                                       27,237         (27,237)
    Georgia                                        63,024         (63,024)
    Kentucky                                       20,056         (20,056)
    Louisiana                                     195,353        (195,353)
    Maryland                                       11,981         (11,981)
    Missouri                                       16,133         (16,133)
    North Carolina                                 52,943         (52,943)
    Oregon                                         90,485         (90,485)
    South Carolina                                 53,993         (53,993)
    Tennessee                                       1,442          (1,442)
    Virginia                                       23,488         (23,488)

   The effect of this change for the year ended August 31, 2002 was to increase net investment income, increase (decrease) net realized gain (loss), and increase (decrease) net unrealized appreciation (depreciation) by the following amounts:

                                                              NET           NET UNREALIZED
                                              NET INVESTMENT  REALIZED      APPRECIATION
    PORTFOLIO                                 INCOME          GAIN (LOSS)   (DEPRECIATION)
    --------------------------------------------------------------------------------------
    Alabama                                   $        3,167  $     (2,167) $       (1,000)
    Arkansas                                           4,566        (8,384)          3,818
    Georgia                                            7,178        (3,322)         (3,856)
    Kentucky                                          13,509          (102)        (13,407)
    Louisiana                                         44,901        (2,382)        (42,519)
    Maryland                                           4,627        (1,367)         (3,260)
    Missouri                                           3,351          (551)         (2,800)
    North Carolina                                    12,046        (6,448)         (5,598)
    Oregon                                            24,116          (527)        (23,589)
    South Carolina                                    13,825        (4,322)         (9,503)
    Tennessee                                          1,183        (1,539)            356
    Virginia                                          11,547       (11,926)            379

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   The statement of changes in net assets and supplementary data for prior periods have not been restated to reflect these changes.

 C Federal Taxes -- The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

 D Financial Futures Contracts -- Upon the entering of a financial futures contract, a Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 E Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by a Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sale transaction, a Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

 F When-issued and Delayed Delivery Transactions -- The Portfolios may engage in when-issued and delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

 G Interest Rate Swaps -- A Portfolio may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Portfolios make semi-annual payments at a fixed interest rate. In exchange, a Portfolio receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Portfolio does not anticipate non-performance by the counterparty. Risk may also rise from the unanticipated movements in value of interest rates.

 H Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the securities sold.

 I Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolios' custodian fees are reported as a reduction of total expenses in the Statement of Operations.

 J Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended August 31, 2002, the Portfolios paid advisory fees as follows:

    PORTFOLIO                                 AMOUNT    EFFECTIVE RATE*
    -------------------------------------------------------------------
    Alabama                                   $201,138            0.32%
    Arkansas                                   102,707            0.25%
    Georgia                                    193,221            0.32%
    Kentucky                                   250,954            0.34%
    Louisiana                                   60,228            0.21%
    Maryland                                   297,073            0.36%
    Missouri                                   177,366            0.31%
    North Carolina                             359,869            0.37%
    Oregon                                     297,021            0.36%
    South Carolina                             102,780            0.25%
    Tennessee                                  126,082            0.27%
    Virginia                                   469,672            0.39%

 *    As a percentage of average daily net assets.

   Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee.

   Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2002, no significant amounts have been deferred.

   Certain officers and Trustees of the Portfolios are officers of the above organizations.

3 Investments
-------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities, purchased options and short-term obligations, for the year ended August 31, 2002, were as follows:

    ALABAMA PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $15,354,593
    Sales                                      15,982,515

    ARKANSAS PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 9,622,737
    Sales                                       9,768,428

    GEORGIA PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $10,615,808
    Sales                                      18,549,209

    KENTUCKY PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 3,676,894
    Sales                                      13,582,307

    LOUISIANA PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 7,714,204
    Sales                                       7,226,859

    MARYLAND PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $20,885,676
    Sales                                      20,436,079

    MISSOURI PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 5,374,825
    Sales                                       4,550,370

    NORTH CAROLINA PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $20,016,483
    Sales                                      26,455,392

    OREGON PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $17,238,497
    Sales                                      18,028,878

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

    SOUTH CAROLINA PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $11,713,308
    Sales                                       6,375,610
    TENNESSEE PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 8,942,332
    Sales                                       8,846,991
    VIRGINIA PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $39,092,456
    Sales                                      41,463,015

4 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned by each Portfolio at August 31, 2002, as computed on a federal income tax basis, are as follows:

    ALABAMA PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 58,838,445
    ------------------------------------------------------
    Gross unrealized appreciation             $  4,917,566
    Gross unrealized depreciation                 (405,516)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  4,512,050
    ------------------------------------------------------

    ARKANSAS PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 39,721,626
    ------------------------------------------------------
    Gross unrealized appreciation             $  2,745,437
    Gross unrealized depreciation                 (422,847)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  2,322,590
    ------------------------------------------------------

    GEORGIA PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 51,744,232
    ------------------------------------------------------
    Gross unrealized appreciation             $  4,320,307
    Gross unrealized depreciation               (1,842,201)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  2,478,106
    ------------------------------------------------------

    KENTUCKY PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 65,262,305
    ------------------------------------------------------
    Gross unrealized appreciation             $  5,790,830
    Gross unrealized depreciation               (3,171,231)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  2,619,599
    ------------------------------------------------------

    LOUISIANA PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 27,470,415
    ------------------------------------------------------
    Gross unrealized appreciation             $  1,985,627
    Gross unrealized depreciation                  (78,022)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  1,907,605
    ------------------------------------------------------

    MARYLAND PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 82,049,858
    ------------------------------------------------------
    Gross unrealized appreciation             $  4,406,004
    Gross unrealized depreciation               (3,493,890)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $    912,114
    ------------------------------------------------------

    MISSOURI PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 53,387,251
    ------------------------------------------------------
    Gross unrealized appreciation             $  4,893,612
    Gross unrealized depreciation                 (484,861)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  4,408,751
    ------------------------------------------------------

    NORTH CAROLINA PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 87,103,178
    ------------------------------------------------------
    Gross unrealized appreciation             $  7,986,227
    Gross unrealized depreciation               (1,286,248)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  6,699,979
    ------------------------------------------------------

    OREGON PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 78,112,532
    ------------------------------------------------------
    Gross unrealized appreciation             $  4,741,088
    Gross unrealized depreciation               (1,054,026)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  3,687,062
    ------------------------------------------------------

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

    SOUTH CAROLINA PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 42,846,819
    ------------------------------------------------------
    Gross unrealized appreciation             $  2,838,455
    Gross unrealized depreciation                 (323,049)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  2,515,406
    ------------------------------------------------------

    TENNESSEE PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 43,742,909
    ------------------------------------------------------
    Gross unrealized appreciation             $  3,208,310
    Gross unrealized depreciation                 (215,825)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  2,992,485
    ------------------------------------------------------
    VIRGINIA PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $110,668,737
    ------------------------------------------------------
    Gross unrealized appreciation             $  8,168,194
    Gross unrealized depreciation                 (732,814)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  7,435,380
    ------------------------------------------------------

5 Line of Credit
-------------------------------------------
   The Portfolios participate with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolios solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolios did not have any significant borrowings or allocated fees during the year ended August 31, 2002.

6 Financial Instruments
-------------------------------------------
   The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   A summary of obligations held under these financial instruments at August 31, 2002, is as follows:

                                           FUTURES CONTRACTS
    ------------------------------------------------------------------------------------------------
                                    EXPIRATION                                        NET UNREALIZED
    PORTFOLIO                       DATE        CONTRACTS                 POSITION     DEPRECIATION
    ------------------------------------------------------------------------------------------------
    Alabama                         12/02       51 U.S. Treasury Bond     Short         $ (48,118)
    ------------------------------------------------------------------------------------------------
    Georgia                         12/02       32 U.S. Treasury Bond     Short           (28,192)
    ------------------------------------------------------------------------------------------------
    Kentucky                        12/02       36 U.S. Treasury Bond     Short           (33,966)
    ------------------------------------------------------------------------------------------------
    Louisiana                       12/02       28 U.S. Treasury Bond     Short           (35,182)
    ------------------------------------------------------------------------------------------------
    Maryland                        12/02       26 U.S. Treasury Bond     Short           (24,531)
    ------------------------------------------------------------------------------------------------
    Missouri                        12/02       28 U.S. Treasury Bond     Short           (24,668)
    ------------------------------------------------------------------------------------------------
    North Carolina                  12/02       88 U.S. Treasury Bond     Short          (110,572)
    ------------------------------------------------------------------------------------------------
    South Carolina                  12/02       31 U.S. Treasury Bond     Short           (33,108)
    ------------------------------------------------------------------------------------------------
    Tennessee                       12/02       23 U.S. Treasury Bond     Short           (20,263)
    ------------------------------------------------------------------------------------------------
    Virginia                        12/02       139 U.S. Treasury Bond    Short          (174,653)

   At August 31, 2002, the Portfolios had sufficient cash and/ or securities to cover margin requirements on open futures contracts.

EATON VANCE MUNICIPALS PORTFOLIOS AS OF AUGUST 31, 2002

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS
OF ALABAMA MUNICIPALS PORTFOLIO, ARKANSAS MUNICIPALS PORTFOLIO, GEORGIA MUNICIPALS PORTFOLIO, KENTUCKY MUNICIPALS PORTFOLIO, LOUISIANA MUNICIPALS PORTFOLIO, MARYLAND MUNICIPALS PORTFOLIO, MISSOURI MUNICIPALS PORTFOLIO, NORTH CAROLINA MUNICIPALS PORTFOLIO, OREGON MUNICIPALS PORTFOLIO, SOUTH CAROLINA MUNICIPALS PORTFOLIO, TENNESSEE MUNICIPALS PORTFOLIO AND VIRGINIA MUNICIPALS
PORTFOLIO:
---------------------------------------------

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Alabama Municipals Portfolio, Arkansas Municipals Portfolio, Georgia Municipals Portfolio, Kentucky Municipals Portfolio, Louisiana Municipals Portfolio, Maryland Municipals Portfolio, Missouri Municipals Portfolio, North Carolina Municipals Portfolio, Oregon Municipals Portfolio, South Carolina Municipals Portfolio, Tennessee Municipals Portfolio and Virginia Municipals Portfolio (the "Portfolios") as of August 31, 2002, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended August 31, 2002 and 2001 and supplementary data for each of the years in the five year period ended August 31, 2002. These financial statements and supplementary data are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on the financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the aforementioned Portfolios at August 31, 2002, the results of their operations, the changes in their net assets and their supplementary data for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 4, 2002

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Municipals Trust (the Trust), Alabama Municipals Portfolio (ALP), Arkansas Municipals Portfolio (ARP), Georgia Municipals Portfolio (GAP), Kentucky Municipals Portfolio (KYP), Louisiana Municipals Portfolio (LAP), Maryland Municipals Portfolio (MDP), Missouri Municipals Portfolio (MOP), North Carolina Municipals Portfolio (NCP), Oregon Municipals Portfolio (ORP), South Carolina Municipals Portfolio (SCP), Tennessee Municipals Portfolio (TNP) and Virginia Municipals Portfolio (VAP) are responsible for the overall management and supervision of the Trust's and Portfolios' affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts, 02109.

INTERESTED TRUSTEE(S)

                           POSITION(S)                 TERM OF
         NAME               WITH THE                 OFFICE AND
       AND DATE             TRUST AND                 LENGTH OF                       PRINCIPAL OCCUPATION(S)
       OF BIRTH            PORTFOLIOS                  SERVICE                         DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------
Jessica M. Bibliowicz    Trustee          Since 1998                          President and Chief Executive Officer of
DOB: 11/28/59                                                                 National Financial Partners (financial
                                                                              services company) (since April 1999).
                                                                              President and Chief Operating Officer of
                                                                              John A. Levin & Co. (registered
                                                                              investment adviser) (July 1997 to April
                                                                              1999) and a Director of Baker,
                                                                              Fentress & Company, which owns John A.
                                                                              Levin & Co. (July 1997 to April 1999).
                                                                              Ms. Bibliowicz is an interested person
                                                                              because of her affiliation with a
                                                                              brokerage firm.
James B. Hawkes          Vice President   Vice President and Trustee of the   Chairman, President and Chief Executive
DOB: 11/9/41             and Trustee      Trust since 1985; of the            Officer of BMR, EVM and their corporate
                                          Portfolios since 1992               parent and trustee, Eaton Vance Corp.
                                                                              (EVC) and Eaton Vance, Inc. (EV)
                                                                              respectively; Director of EV; Vice
                                                                              President and Director of EVD. Trustee
                                                                              and/or officer of 178 investment
                                                                              companies in the Eaton Vance Fund
                                                                              Complex. Mr. Hawkes is an interested
                                                                              person because of his positions with
                                                                              BMR, EVM and EVC, which are affiliates
                                                                              of the Trust and the Portfolios.


         NAME             NUMBER OF PORTFOLIOS
       AND DATE              IN FUND COMPLEX       OTHER DIRECTORSHIPS
       OF BIRTH          OVERSEEN BY TRUSTEE(1)           HELD
-----------------------
Jessica M. Bibliowicz                   173               None
DOB: 11/28/59
James B. Hawkes                         178          Director of EVC
DOB: 11/9/41

NONINTERESTED TRUSTEE(S)

                         POSITION(S)               TERM OF
         NAME             WITH THE               OFFICE AND
       AND DATE           TRUST AND               LENGTH OF                       PRINCIPAL OCCUPATION(S)
       OF BIRTH          PORTFOLIOS                SERVICE                         DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------
Donald R. Dwight         Trustee      Trustee of the Trust since 1986;    President of Dwight Partners, Inc.
DOB: 3/26/31                          of ALP, GAP, KYP, MDP, MOP, NCP,    (corporate relations and
                                      ORP, TNP and VAP since 1992; of     communications company).
                                      ARP, LAP and SCP since 1993
Samuel L. Hayes, III     Trustee      Trustee of the Trust since 1986;    Jacob H. Schiff Professor of Investment
DOB: 2/23/35                          of ALP, GAP, KYP, MDP, MOP, NCP,    Banking Emeritus, Harvard University
                                      ORP, TNP and VAP since 1992; of     Graduate School of Business
                                      ARP, LAP and SCP since 1993         Administration.
Norton H. Reamer         Trustee      Trustee of the Trust since 1985;    President, Unicorn Corporation (an
DOB: 9/21/35                          of ALP, GAP, KYP, MDP, MOP, NCP,    investment and financial advisory
                                      ORP, TNP and VAP since 1992; of     services company) (since September
                                      ARP, LAP and SCP since 1993         2000). Chairman, Hellman, Jordan
                                                                          Management Co., Inc. (an investment
                                                                          management company) (since November
                                                                          2000). Advisory Director, Berkshire
                                                                          Capital Corporation (investment banking
                                                                          firm) (since June 2002). Formerly,
                                                                          Chairman of the Board, United Asset
                                                                          Management Corporation (a holding
                                                                          company owning institutional investment
                                                                          management firms) and Chairman,
                                                                          President and Director, UAM Funds
                                                                          (mutual funds).
Lynn A. Stout            Trustee      Since 1998                          Professor of Law, University of
DOB: 9/14/57                                                              California at Los Angeles School of Law
                                                                          (since July 2001). Formerly, Professor
                                                                          of Law, Georgetown University
                                                                          Law Center.
Jack L. Treynor          Trustee      Trustee of the Trust since 1985;    Investment Adviser and Consultant.
DOB: 2/21/30                          of ALP, GAP, KYP, MDP, MOP, NCP,
                                      ORP, TNP and VAP since 1992; of
                                      ARP, LAP and SCP since 1993
------------------------------------------------------------------------------------------------------------------


         NAME             NUMBER OF PORTFOLIOS
       AND DATE              IN FUND COMPLEX       OTHER DIRECTORSHIPS
       OF BIRTH          OVERSEEN BY TRUSTEE(1)           HELD
-----------------------
Donald R. Dwight                        178        Trustee/Director of
DOB: 3/26/31                                         the Royce Funds
                                                     (mutual funds)
                                                    consisting of 17
                                                       portfolios
Samuel L. Hayes, III                    178            Director of
DOB: 2/23/35                                         Tiffany & Co.
                                                  (specialty retailer)
                                                     and Director of
                                                      Telect, Inc.
                                                   (telecommunication
                                                    services company)
Norton H. Reamer                        178               None
DOB: 9/21/35

Lynn A. Stout                           173               None
DOB: 9/14/57

Jack L. Treynor                         170               None
DOB: 2/21/30

-----------------------

 (1)  Includes both master and feeder funds in a master-feeder structure.

EATON VANCE MUNICIPALS FUNDS AS OF AUGUST 31, 2002

MANAGEMENT AND ORGANIZATION CONT'D

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                    POSITION(S)                                  TERM OF
         NAME                         WITH THE                                 OFFICE AND
       AND DATE                      TRUST AND                                  LENGTH OF
       OF BIRTH                      PORTFOLIOS                                  SERVICE
------------------------------------------------------------------------------------------------------------
William H. Ahern         Vice President of ALP, KYP and MDP  Vice President of ALP since 1997; of KYP since
DOB: 7/28/59                                                 1998; of MDP since 2000
Cynthia J. Clemson       Vice President of GAP, MOP and TNP  Since 1995
DOB: 3/2/63
Thomas J. Fetter         President                           Since 1993
DOB: 8/20/43
Robert B. MacIntosh      Vice President                      Since 1993
DOB: 1/22/57
Thomas M. Metzold        Vice President of ARP and ORP       Vice President of ARP since 2000; of ORP
DOB: 8/5/58                                                  since 1996
Alan R. Dynner           Secretary                           Since 1997
DOB: 10/10/40
Kristin S. Anagnost      Treasurer of LAP, MOP, ORP and TNP  Since 2002
DOB: 6/12/65
Barbara E. Campbell      Treasurer of ALP, ARP, GAP, KYP,    Since 2002
DOB: 6/19/57             MDP, NCP, SCP and VAP
James L. O'Connor        Treasurer of the Trust              Since 1989
DOB: 4/1/45
------------------------------------------------------------------------------------------------------------


         NAME
       AND DATE                  PRINCIPAL OCCUPATION(S)
       OF BIRTH                   DURING PAST FIVE YEARS
-----------------------
William H. Ahern          Vice President of EVM and BMR. Officer
DOB: 7/28/59              of 34 investment companies managed by
                                       EVM or BMR.
Cynthia J. Clemson        Vice President of EVM and BMR. Officer
DOB: 3/2/63               of 16 investment companies managed by
                                       EVM or BMR.
Thomas J. Fetter          Vice President of EVM and BMR. Officer
DOB: 8/20/43              of 115 investment companies managed by
                                       EVM or BMR.
Robert B. MacIntosh       Vice President of EVM and BMR. Officer
DOB: 1/22/57              of 114 investment companies managed by
                                       EVM or BMR.
Thomas M. Metzold         Vice President of EVM and BMR. Officer
DOB: 8/5/58              of 6 investment companies managed by EVM
                                         or BMR.
Alan R. Dynner             Vice President, Secretary and Chief
DOB: 10/10/40            Legal Officer of BMR, EVM, EVD and EVC.
                           Officer of 178 investment companies
                                  managed by EVM or BMR.
Kristin S. Anagnost      Assistant Vice President of EVM and BMR.
DOB: 6/12/65               Officer of 106 investment companies
                           managed by EVM or BMR (since January
                         1998). Formerly, Manager at Chase Global
                                 Funds Services Company.
Barbara E. Campbell       Vice President of EVM and BMR. Officer
DOB: 6/19/57              of 178 investment companies managed by
                                       EVM or BMR.
James L. O'Connor          Vice President of BMR, EVM and EVD.
DOB: 4/1/45                Officer of 100 investment companies
                                  managed by EVM or BMR.
-----------------------

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and Portfolios and can be obtained without charge by calling 1-800-225-6265.

Portfolio Investment Adviser
Boston Management and Research
The Eaton Vance Building
255 State Street
Boston, MA 02109


Fund Administrator
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109


Principal Underwriter
Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260


Custodian
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116


Transfer Agent
PFPC Inc.
P.O. Box 43027
Providence, RI  02940-3027
1-800-331-1710


Independent Auditors
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

                           EATON VANCE FUNDS
                        EATON VANCE MANAGEMENT
                     BOSTON MANAGEMENT AND RESEARCH
                      EATON VANCE DISTRIBUTORS, INC.

                            PRIVACY NOTICE

  The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:


- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.


- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).


- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.


           For more information about Eaton Vance's privacy policies, call: 1-800-262-1122

Eaton Vance Municipals Trust
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

445-10/02                                                         12MUNISRC